File No. 333-

As Filed With The Securities And Exchange Commission On January 27, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

EQ Advisors Trust

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

Steven M. Joenk

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

William T. MacGregor, Esq. Equitable Investment Management Group, LLC 1290 Avenue of the Americas New York, New York 10104	Mark C. Amorosi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class IA, Class IB and Class K shares of beneficial interest in the series of the Registrant designated as EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio and EQ/Aggressive Allocation Portfolio, and Class IB and Class K shares of beneficial interest in the series of the Registrant designated as Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-17217 and 811-07953).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Part A—Combined Information Statement and Prospectus

Part B—Statement of Additional Information

Part C—Other Information

Signature Page

Exhibit Index

Exhibits

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

March     , 2021

Dear Contractholder:

On December 15-16, 2020, the Board of Trustees of EQ Premier VIP Trust (“VIP Trust”) and the Board of Trustees of EQ Advisors Trust (“EQ Trust”) (collectively, the “Board”) approved the reorganization of ten (10) series of the VIP Trust as shown in the table below (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”), into ten (10) newly-created corresponding series of the EQ Trust as shown in the table below (each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”) (each, a “Reorganization” and together, the “Reorganizations”):

Each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio as follows:
EQ/Aggressive Allocation Portfolio, a series of the VIP Trust	→	EQ/Aggressive Allocation Portfolio, a newly-created series of the EQ Trust (“New EQ/Aggressive Allocation Portfolio”)
EQ/Conservative Allocation Portfolio, a series of the VIP Trust	→	EQ/Conservative Allocation Portfolio, a newly-created series of the EQ Trust (“New EQ/Conservative Allocation Portfolio”)
EQ/Conservative-Plus Allocation Portfolio, a series of the VIP Trust	→	EQ/Conservative-Plus Allocation Portfolio, a newly-created series of the EQ Trust (“New EQ/Conservative-Plus Allocation Portfolio”)
EQ/Moderate Allocation Portfolio, a series of the VIP Trust	→	EQ/Moderate Allocation Portfolio, a newly-created series of the EQ Trust (“New EQ/Moderate Allocation Portfolio”)
EQ/Moderate-Plus Allocation Portfolio, a series of the VIP Trust	→	EQ/Moderate-Plus Allocation Portfolio, a newly-created series of the EQ Trust (“New EQ/Moderate-Plus Allocation Portfolio”)
Target 2015 Allocation Portfolio, a series of the VIP Trust	→	Target 2015 Allocation Portfolio, a newly-created series of the EQ Trust (“New Target 2015 Allocation Portfolio”)
Target 2025 Allocation Portfolio, a series of the VIP Trust	→	Target 2025 Allocation Portfolio, a newly-created series of the EQ Trust (“New Target 2025 Allocation Portfolio”)
Target 2035 Allocation Portfolio, a series of the VIP Trust	→	Target 2035 Allocation Portfolio, a newly-created series of the EQ Trust (“New Target 2035 Allocation Portfolio”)
Target 2045 Allocation Portfolio, a series of the VIP Trust	→	Target 2045 Allocation Portfolio, a newly-created series of the EQ Trust (“New Target 2045 Allocation Portfolio”)
Target 2055 Allocation Portfolio, a series of the VIP Trust	→	Target 2055 Allocation Portfolio, a newly-created series of the EQ Trust (“New Target 2055 Allocation Portfolio”)

Shares of the Acquired Portfolios are held directly by insurance companies that offer the Portfolios to holders of variable annuity and variable life insurance contracts as an investment option under the contracts and by qualified plans. You are receiving this letter because, as of December 31, 2020, you were an indirect investor in shares of one or more of the Acquired Portfolios through your ownership of a variable annuity or life insurance contract.

The Reorganizations will take effect on or about April 30, 2021. No shareholder vote is required for the Reorganizations. We are not asking you for a proxy, and you are requested not to send us a proxy. After the Reorganizations, each Contractholder that invests indirectly in an Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

Each Acquired Portfolio and the corresponding Acquiring Portfolio have identical investment objectives, strategies, and risk profiles. In addition, the fees and expenses of each Acquiring Portfolio are expected to be identical to those of the corresponding Acquired Portfolio on the closing date of the Reorganizations. The Acquired Portfolios and the Acquiring Portfolios are managed by Equitable Investment Management Group, LLC. Accordingly, the Reorganizations will not result in any material changes to the Acquired Portfolios’ investment programs.

At any time prior to the closing date of the Reorganizations, Contractholders with values invested in an Acquired Portfolio may transfer values to any of the other investment options available under their contract in accordance with the terms of their contract without any fees or charges, and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the contract. Within 60 days after the closing date of the Reorganizations, Contractholders whose values were transferred to an Acquiring Portfolio may make transfers of those values out of the Acquiring Portfolio and into any of the other investment options available under their contract in accordance with the terms of their contract without any fees or charges, and without a transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the contract.

Please review the enclosed Combined Prospectus and Information Statement, which includes additional information regarding the Reorganizations.

Very truly yours,

Steven M. Joenk
Managing Director
Equitable Financial Life Insurance Company

COMBINED PROSPECTUS AND INFORMATION STATEMENT

Reorganization of the

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

EQ/MODERATE ALLOCATION PORTFOLIO

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

TARGET 2015 ALLOCATION PORTFOLIO

TARGET 2025 ALLOCATION PORTFOLIO

TARGET 2035 ALLOCATION PORTFOLIO

TARGET 2045 ALLOCATION PORTFOLIO

TARGET 2055 ALLOCATION PORTFOLIO,

each a series of EQ Premier VIP Trust

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

into the

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

EQ/MODERATE ALLOCATION PORTFOLIO

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

TARGET 2015 ALLOCATION PORTFOLIO

TARGET 2025 ALLOCATION PORTFOLIO

TARGET 2035 ALLOCATION PORTFOLIO

TARGET 2045 ALLOCATION PORTFOLIO

TARGET 2055 ALLOCATION PORTFOLIO,

each a newly-created series of EQ Advisors Trust

(each, an “Acquiring Portfolio” and together, the

“Acquiring Portfolios”)

Dated March     , 2021

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Prospectus and Information Statement (the “Information Statement”) contains information you should know about an Agreement and Plan of Reorganization and Termination between EQ Premier VIP Trust (“VIP Trust”) and EQ Advisors Trust (“EQ Trust”) (the “Reorganization Agreement”) with respect to the reorganization of each of the ten (10) above-named series of the VIP Trust (each, an “Acquired Portfolio”) into ten (10) newly-created corresponding series of the EQ Trust (each, an “Acquiring Portfolio”) (each, a “Reorganization” and together, the “Reorganizations”). The VIP Trust and the EQ Trust (the “Trusts”) are each organized as a Delaware statutory trust and are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”). Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, strategies, and risk profiles. You should read and retain this Information Statement for future reference.

Upon completion of the Reorganizations of the Acquired Portfolios, you, as the owner of a variable annuity contract and/or a variable life insurance policy issued by an insurance company that participates in an Acquired Portfolio through the investment divisions of a separate account or accounts established by that company (each, a “Separate Account”), will become an indirect owner of the corresponding Acquiring Portfolio through that Separate Account. (For convenience, shares you own indirectly through a Separate Account are referred to throughout this Information Statement as though you owned them directly.) You will receive shares of the corresponding Acquiring Portfolio with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Portfolio that you hold as of the close of business on the day of the closing of the Reorganizations, which is expected to be on or about April 30, 2021. As shown in the “Summary” below, the class of shares of the corresponding Acquiring Portfolio that you receive will correspond to the class of shares of the Acquired Portfolio that you currently hold. When the Reorganizations are completed, the Acquired Portfolios will be liquidated and dissolved and the VIP Trust will be terminated.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following documents have been filed with the SEC and are incorporated by reference into this Information Statement:

1. The Prospectus of the VIP Trust with respect to the Acquired Portfolios, dated May  1, 2020, as supplemented May 22, 2020, June  15, 2020, December 28, 2020, and January 5, 2021, and the Statement of Additional Information of the VIP Trust with respect to the Acquired Portfolios, dated May 1, 2020, as supplemented May 22, 2020, June  15, 2020, July 2, 2020, December 28, 2020, and January 5, 2021 (File Nos. 333-70754 and 811-10509);

2. The EQ Trust’s Statement of Additional Information dated March     , 2021, relating to the Reorganizations (File No. 333-            ); and

3. The VIP Trust’s Annual Report to shareholders with respect to the Acquired Portfolios for the fiscal year ended December  31, 2019, including the audited financial statements and financial highlights for the Acquired Portfolios, and the VIP Trust’s Semi-Annual Report to shareholders with respect to the Acquired Portfolios for the six-month period ended June 30, 2020, including the unaudited financial statements and financial highlights for the Acquired Portfolios.

For a free copy of any of these documents, please call 1-877-222-2144 or write the VIP Trust at the address above. Because the Acquiring Portfolios have not yet commenced operations as of the date of this Information Statement, no prospectus or statement of additional information (other than this Information Statement) or annual report is available for the Acquiring Portfolios at this time.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. Reports and other information about each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Copies of the VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent. No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by any Portfolio or the Trusts.

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TABLE OF CONTENTS

SUMMARY	4
THE REORGANIZATION OF EACH EQ ALLOCATION PORTFOLIO, A SERIES OF THE EQ PREMIER VIP TRUST, INTO ITS CORRESPONDING NEW EQ ALLOCATION PORTFOLIO, A NEWLY-CREATED SERIES OF THE EQ ADVISORS TRUST	10
Comparison of Investment Objectives, Policies and Strategies	10
Comparison of Principal Risk Factors	12
Comparative Fee and Expense Tables	14
Example of Portfolio Expenses	15
Portfolio Turnover	16
Comparative Performance Information	17
Capitalization	20
THE REORGANIZATION OF EACH TARGET ALLOCATION PORTFOLIO, A SERIES OF THE EQ PREMIER VIP TRUST, INTO ITS CORRESPONDING NEW TARGET ALLOCATION PORTFOLIO, A NEWLY-CREATED SERIES OF THE EQ ADVISORS TRUST	21
Comparison of Investment Objectives, Policies and Strategies	21
Comparison of Principal Risk Factors	27
Comparative Fee and Expense Tables	28
Example of Portfolio Expenses	31
Portfolio Turnover	32
Comparative Performance Information	32
Capitalization	35
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	36
Terms of the Reorganization Agreement	36
Board Considerations	37
Potential Benefits of the Reorganizations to EIM and its Affiliates	38
Descriptions of Risk Factors	39
Federal Income Tax Consequences of the Reorganizations	44
Description of the Securities to Be Issued	45
ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS	47
Management of the EQ Trust	47
EQ Trust	47
The Adviser	47
Advisory and Administrative Fees	49
Expense Limitation Agreement	50
Legal Proceedings	50
Portfolio Services	51
Portfolio Distribution Arrangements	51
Payments to Broker-Dealers and Other Financial Intermediaries	52
Buying and Selling Shares	52
How Portfolio Shares Are Priced	54
Dividends and Other Distributions	55
Federal Income Tax Considerations	55
Portfolio Holdings Disclosure	56
FINANCIAL HIGHLIGHTS	56
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1

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SUMMARY

You should read this entire Information Statement carefully. For additional information, you should consult the Reorganization Agreement, a copy of the form of which is attached hereto as Appendix A.

This Information Statement is notifying shareholders with amounts invested in one or more of the Acquired Portfolios as of December 31, 2020, of the Reorganization Agreement, whereby each Acquired Portfolio will be reorganized into the corresponding Acquiring Portfolio, as described below (together, the “Portfolios”). The Acquired Portfolios and the Acquiring Portfolios are managed by Equitable Investment Management Group, LLC (“EIM” or the “Adviser”).

Among the Acquired Portfolios, each of the EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, and EQ/Moderate-Plus Allocation Portfolio (each, an “EQ Allocation Portfolio” and together, the “EQ Allocation Portfolios”) has three classes of shares, designated Class A, Class B, and Class K shares, and each of the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio (each, a “Target Allocation Portfolio” and together, the “Target Allocation Portfolios”) has two classes of shares, designated Class B and Class K shares (together, the “Acquired Portfolio Shares”).

Among the Acquiring Portfolios, each of the New EQ/Aggressive Allocation Portfolio, New EQ/Conservative Allocation Portfolio, New EQ/Conservative-Plus Allocation Portfolio, New EQ/Moderate Allocation Portfolio, and New EQ/Moderate-Plus Allocation Portfolio (each, a “New EQ Allocation Portfolio” and together, the “New EQ Allocation Portfolios”) has three classes of shares, designated Class A, Class B, and Class K shares, and each of the New Target 2015 Allocation Portfolio, New Target 2025 Allocation Portfolio, New Target 2035 Allocation Portfolio, New Target 2045 Allocation Portfolio, and New Target 2055 Allocation Portfolio (each, a “New Target Allocation Portfolio” and together, the “New Target Allocation Portfolios”) has two classes of shares, designated Class B and Class K shares (together, the “Acquired Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are substantially similar to the rights and preferences of the corresponding class of Acquired Portfolio Shares.

The Reorganization Agreement provides, with respect to each Reorganization, for:

•

the transfer of all the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•

the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares (the shareholders of the Acquired Portfolio will receive shares of the corresponding class of the Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Agreement); and

•	the complete termination of the Acquired Portfolio.

Each Trust’s Board has approved the Reorganizations as part of a broader series of reorganizations under which the portfolios that comprise the VIP Trust will be reorganized into newly-formed identical portfolios of the EQ Trust. These transactions are intended to combine all of the portfolios that are advised by EIM and offered through variable annuity contracts and variable life insurance policies into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these portfolios and to reduce the costs of administering and operating the portfolios that comprise the mutual fund complex. While the expected efficiencies and savings will be modest and not likely to materially impact the current expense ratios for the portfolios at the time of the reorganizations, it is expected that these efficiencies will result in increased savings over time and will assist in optimizing the structure and operations of the mutual fund complex. The total annual operating expense ratio of each class of shares of an Acquiring Portfolio is expected to be the same as that of the corresponding class of shares of the corresponding

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Acquired Portfolio as of the date of the Reorganizations at least through April 30, 2022. There is no assurance that fees and expenses will not increase after that date, which is when the expense limitations for the Acquiring Portfolios will terminate if they are not renewed by EIM and the EQ Trust’s Board. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below. As further described in “Potential Benefits of the Reorganizations to EIM and its Affiliates” below, the Adviser may realize benefits in connection with the Reorganizations, such as the potential reduction of internal costs associated with maintaining multiple trusts for the portfolios that it advises. For a detailed description of the Boards’ reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, policies, principal strategies and principal risks. A comparison of the investment objectives, policies, principal strategies and principal risks of the Acquired Portfolios and the Acquiring Portfolios is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in the “Additional Information about the Acquiring Portfolios” section below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganizations.

The Reorganizations are expected to be effective at the close of business on April 30, 2021, or on a later date each Trust decides upon (the “Closing Date”). As a result of the Reorganizations, each shareholder that owns shares of an Acquired Portfolio would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, shares of a corresponding class of the corresponding Acquiring Portfolio (as shown in the table below) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, shares of a corresponding class of the corresponding Acquiring Portfolio (as shown in the table below) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were indirectly held by the Contractholder as of the Closing Date.

Acquired Portfolio/Class of Shares	Acquiring Portfolio/Class of Shares
EQ/Aggressive Allocation Portfolio/Class A EQ/Aggressive Allocation Portfolio/Class B EQ/Aggressive Allocation Portfolio/Class K	New EQ/Aggressive Allocation Portfolio/Class IA New EQ/Aggressive Allocation Portfolio/Class IB New EQ/Aggressive Allocation Portfolio/Class K
EQ/Conservative Allocation Portfolio/Class A EQ/Conservative Allocation Portfolio/Class B EQ/Conservative Allocation Portfolio/Class K	New EQ/Conservative Allocation Portfolio/Class IA New EQ/Conservative Allocation Portfolio/Class IB New EQ/Conservative Allocation Portfolio/Class K
EQ/Conservative-Plus Allocation Portfolio/Class A EQ/Conservative-Plus Allocation Portfolio/Class B EQ/Conservative-Plus Allocation Portfolio/Class K	New EQ/Conservative-Plus Allocation Portfolio/Class IA New EQ/Conservative-Plus Allocation Portfolio/Class IB New EQ/Conservative-Plus Allocation Portfolio/Class K
EQ/Moderate Allocation Portfolio/Class A EQ/Moderate Allocation Portfolio/Class B EQ/Moderate Allocation Portfolio/Class K	New EQ/Moderate Allocation Portfolio/Class IA New EQ/Moderate Allocation Portfolio/Class IB New EQ/Moderate Allocation Portfolio/Class K
EQ/Moderate-Plus Allocation Portfolio/Class A EQ/Moderate-Plus Allocation Portfolio/Class B EQ/Moderate-Plus Allocation Portfolio/Class K	New EQ/Moderate-Plus Allocation Portfolio/Class IA New EQ/Moderate-Plus Allocation Portfolio/Class IB New EQ/Moderate-Plus Allocation Portfolio/Class K
Target 2015 Allocation Portfolio/Class B Target 2015 Allocation Portfolio/Class K	New Target 2015 Allocation Portfolio/Class IB New Target 2015 Allocation Portfolio/Class K
Target 2025 Allocation Portfolio/Class B Target 2025 Allocation Portfolio/Class K	New Target 2025 Allocation Portfolio/Class IB New Target 2025 Allocation Portfolio/Class K
Target 2035 Allocation Portfolio/Class B Target 2035 Allocation Portfolio/Class K	New Target 2035 Allocation Portfolio/Class IB New Target 2035 Allocation Portfolio/Class K

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Acquired Portfolio/Class of Shares	Acquiring Portfolio/Class of Shares
Target 2045 Allocation Portfolio/Class B Target 2045 Allocation Portfolio/Class K	New Target 2045 Allocation Portfolio/Class IB New Target 2045 Allocation Portfolio/Class K
Target 2055 Allocation Portfolio/Class B Target 2055 Allocation Portfolio/Class K	New Target 2055 Allocation Portfolio/Class IB New Target 2055 Allocation Portfolio/Class K

Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and the Acquired Portfolios will receive a legal opinion to that effect. Also, Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares generally will not recognize any gain or loss as a result of a Reorganization. Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board of each respective Trust has unanimously approved the Reorganization Agreement with respect to the Acquired Portfolios and the Acquiring Portfolios, respectively.

Please note the following information regarding each of the Reorganizations:

•

Each Acquiring Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Information Statement. Each Acquiring Portfolio has been created as a shell series of the EQ Trust solely for the purposes of acquiring the corresponding Acquired Portfolio’s assets and continuing the corresponding Acquired Portfolio’s investment operations, and will not conduct any investment operations until after the closing of the Reorganizations. Each Acquiring Portfolio will assume and publish the operating history and performance record of its corresponding Acquired Portfolio.

•

Each Acquiring Portfolio and its corresponding Acquired Portfolio have identical investment objectives, policies, and strategies. Accordingly, the Reorganizations will not result in any material changes to the Acquired Portfolios’ investment programs.

•	New EQ/Conservative Allocation Portfolio and its corresponding Acquired Portfolio each seeks to achieve a high level of current income.

•	New EQ/Conservative-Plus Allocation Portfolio and its corresponding Acquired Portfolio each seeks to achieve current income and growth of capital, with a greater emphasis on current income.

•	New EQ/Moderate Allocation Portfolio and its corresponding Acquired Portfolio each seeks to achieve long-term capital appreciation and current income.

•

New EQ/Moderate-Plus Allocation Portfolio and its corresponding Acquired Portfolio each seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

•	New EQ/Aggressive Allocation Portfolio and its corresponding Acquired Portfolio each seeks to achieve long-term capital appreciation.

•	Each New Target Allocation Portfolio and its corresponding Acquired Portfolio seeks the highest total return over time consistent with its asset mix; total return includes capital growth and income.

•

Each Acquiring Portfolio and each corresponding Acquired Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by EIM and sub-advised by one or more investment sub-advisers. EIM has established an asset allocation target for each Acquiring Portfolio and its corresponding Acquired Portfolio. This target is the approximate percentage of each Portfolio’s assets that is invested in equity securities or fixed income securities as represented by the holdings of the Underlying Portfolios in which a Portfolio invests. For a detailed comparison of the Portfolios’ investment objectives, policies, and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

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•

The principal risks of each Acquiring Portfolio are the same as the principal risks of its corresponding Acquired Portfolio. Each Acquiring Portfolio and its corresponding Acquired Portfolio are subject to affiliated portfolio risk, asset allocation risk, credit risk, derivatives risk, equity risk, foreign securities risk, futures contract risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap and small-cap company risk, non-investment grade securities risk, portfolio management risk, and risks related to investments in Underlying Portfolios as principal investment risks. Each New EQ Allocation Portfolio and its corresponding Acquired Portfolio also are subject to volatility management risk as a principal investment risk. Each New Target Allocation Portfolio and its corresponding Acquired Portfolio also are subject to target date risk as a principal investment risk. Each of New EQ/Conservative Allocation Portfolio, New EQ/Conservative-Plus Allocation Portfolio, New EQ/Moderate Allocation Portfolio, New EQ/Moderate-Plus Allocation Portfolio, New Target 2015 Allocation Portfolio, New Target 2025 Allocation Portfolio, and New Target 2035 Allocation Portfolio, and its corresponding Acquired Portfolio also have redemption risk as a principal investment risk. For a detailed comparison of the Portfolios’ risks, see “Comparison of Principal Risk Factors” below.

•	EIM serves as the investment adviser and administrator for the Acquired Portfolios and the Acquiring Portfolios. EIM will advise and administer the Acquiring Portfolios after the Reorganizations.

•

EIM provides day-to-day management of the Acquiring Portfolios. EIM has the ability to hire investment sub-advisers to provide research, stock selection, and trading services for the Portfolios, although the Portfolios do not currently have sub-advisers. EIM has been granted relief by the SEC to hire, terminate and replace sub-advisers of the Portfolios and to amend sub-advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board. If a sub-adviser is retained for a Portfolio, the shareholders of the Portfolio would receive notice of such action. However, EIM may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser to the Acquiring Portfolios, please see “Additional Information about the Acquiring Portfolios — The Adviser” below.

•

As shown in the “Summary” above, the shareholders of Class A, Class B, and/or Class K of an Acquired Portfolio will receive Class IA, Class IB, and/or Class K shares, respectively, of the corresponding Acquiring Portfolio pursuant to the Reorganizations. Shareholders will not pay any sales charges, redemption fees or other transaction fees in connection with the Reorganizations. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for each Acquiring Portfolio’s Class IA shares, Class IB shares, and Class K shares, as applicable, for the fiscal year following the Reorganizations, will be the same as those of the corresponding Acquired Portfolio’s Class A shares, Class B shares, and Class K shares, as applicable, respectively, for the 6-month fiscal period ended June 30, 2020 (annualized) at least through April 30, 2022. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation agreements (described below) for the Acquiring Portfolios would terminate if they are not renewed by EIM and the EQ Trust’s Board. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The EQ Allocation Portfolios and the New EQ Allocation Portfolios have the same maximum advisory fee and the same advisory fee schedule. The maximum advisory fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets. The advisory fee schedule for each Portfolio is equal to an annual rate of 0.10% of the Portfolio’s average daily net assets up to and including $2 billion, 0.0925% of the Portfolio’s average daily net assets in excess of $2 billion and up to and

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including $4 billion, 0.090% of the Portfolio’s average daily net assets in excess of $4 billion and up to and including $6 billion, 0.0875% of the Portfolio’s average daily net assets in excess of $6 billion and up to and including $9 billion, and 0.0850% of the Portfolio’s average daily net assets thereafter.

•

The Target Allocation Portfolios and the New Target Allocation Portfolios have the same advisory fee rate. The advisory fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios have the same maximum administration fee and the same administration fee schedule. Each Portfolio pays EIM its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Acquiring Portfolios and multiple other portfolios of the EQ Trust (together, the “Aggregated Portfolios”) are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the Aggregated Portfolios’ total average daily net assets up to and including $60 billion; 0.110% of the Aggregated Portfolios’ total average daily net assets in excess of $60 billion and up to and including $80 billion; 0.0875% of the Aggregated Portfolios’ total average daily net assets in excess of $80 billion and up to and including $100 billion, and 0.0775% of the Aggregated Portfolios’ total average daily net assets thereafter.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquired Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses, including acquired fund fees and expenses, of the Acquired Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed the following annualized rates:

Acquired Portfolio	Maximum Annual Operating Expense Limit (% of average daily net assets)*
	Class K	Class A+	Class B+
EQ/Aggressive Allocation Portfolio	1.00%	1.25%	1.25%
EQ/Conservative Allocation Portfolio	0.75%	1.00%	1.00%
EQ/Conservative-Plus Allocation Portfolio	0.85%	1.10%	1.10%
EQ/Moderate Allocation Portfolio	0.90%	1.15%	1.15%
EQ/Moderate-Plus Allocation Portfolio	0.95%	1.20%	1.20%

Target 2015 Allocation Portfolio	0.85%	N/A	1.10%
Target 2025 Allocation Portfolio	0.85%	N/A	1.10%
Target 2035 Allocation Portfolio	0.85%	N/A	1.10%
Target 2045 Allocation Portfolio	0.85%	N/A	1.10%
Target 2055 Allocation Portfolio	0.85%	N/A	1.10%

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 Plan.

N/A This class of shares of the Acquired Portfolio either is not registered or is registered but not currently offered for sale.

•

EIM has undertaken to enter into a new contractual expense limitation arrangement with respect to each Acquiring Portfolio that is identical to the expense limitation arrangement of its corresponding Acquired Portfolio. Under this contract, EIM would agree to make payments or waive its management, administrative and other fees to limit the expenses of each Acquiring Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses, including acquired fund fees and expenses, of the Acquiring Portfolio (other than interest, taxes, brokerage commissions, dividend and interest

8

expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed the following annualized rates:

Acquiring Portfolio	Maximum Annual Operating Expense Limit (% of average daily net assets)*
	Class K	Class IA+	Class IB+
New EQ/Aggressive Allocation Portfolio	1.00%	1.25%	1.25%
New EQ/Conservative Allocation Portfolio	0.75%	1.00%	1.00%
New EQ/Conservative-Plus Allocation Portfolio	0.85%	1.10%	1.10%
New EQ/Moderate Allocation Portfolio	0.90%	1.15%	1.15%
New EQ/Moderate-Plus Allocation Portfolio	0.95%	1.20%	1.20%

New Target 2015 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2025 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2035 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2045 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2055 Allocation Portfolio	0.85%	N/A	1.10%

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 Plan.

N/A This class of shares of the Acquiring Portfolio is not registered.

•

The Class A and Class B shares of each Acquired Portfolio and the Class IA and Class IB shares of each Acquiring Portfolio are each subject to a Rule 12b-1 fee equal to an annual rate of 0.25% of the average daily net assets of the respective share classes.

•

Following the Reorganizations, each Acquiring Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Portfolio, which are identical to those of its corresponding Acquired Portfolio. It is not expected that a New Portfolio will revise any of its investment policies upon consummation of the Reorganizations. EIM has reviewed each Acquired Portfolio’s investment objective, policies, and strategies and determined that they are identical to its corresponding New Portfolio’s investment objective, policies, and strategies. Thus, EIM believes that, when the Reorganizations are effected, all or virtually all of an Acquired Portfolio’s holdings could be transferred to and held by its corresponding New Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganizations due to normal portfolio turnover. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

•

Expenses of the Reorganizations are estimated to be approximately $1,736,000 (excluding any portfolio transaction costs) and will be borne pro rata by the Acquired Portfolios. Expenses of the Reorganizations are considered extraordinary expenses, which are excluded from the Acquired Portfolios’ expense limitation arrangements, and thus will be borne by the Acquired Portfolios notwithstanding the expense limitation.

•

Each Trust is a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law. The operations of each Trust are also subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The rights of shareholders of the Acquiring Portfolios are substantially similar to the rights of shareholders of the Acquired Portfolios. However, the EQ Trust and the VIP Trust are governed by different organizational documents, including separate Declarations of Trust. Among other differences, the EQ Trust Declaration of Trust contains provisions (i) limiting the scope of the Trustees’ fiduciary duties to the Trust, series or shareholders to those imposed by applicable federal law and those included in the Declaration of Trust and (ii) setting forth certain procedural requirements with respect to the ability of a shareholder to bring a derivative action against the Trust. A summary of the similarities and differences between the EQ Trust Declaration of Trust and the VIP Trust Declaration of Trust is provided below in the section entitled “Description of the Securities to Be Issued.”

9

•

More detailed information regarding the Reorganization of each EQ Allocation Portfolio into its corresponding New EQ Allocation Portfolio, and more detailed information regarding the Reorganization of each Target Allocation Portfolio into its corresponding New Target Allocation Portfolio, is provided below.

THE REORGANIZATION OF EACH EQ ALLOCATION PORTFOLIO, A SERIES OF THE EQ PREMIER VIP TRUST, INTO ITS CORRESPONDING NEW EQ ALLOCATION PORTFOLIO, A NEWLY-CREATED SERIES OF THE EQ ADVISORS TRUST.

Please note the following more detailed information regarding the Reorganization of each EQ Allocation Portfolio into its corresponding New EQ Allocation Portfolio:

Comparison of Investment Objectives, Policies and Strategies

Each New EQ Allocation Portfolio and its corresponding Acquired Portfolio have identical investment objectives, policies, and strategies. Accordingly, the Reorganizations will not result in any material changes to the Acquired Portfolios’ investment programs.

The following table compares the investment objective of each New EQ Allocation Portfolio with that of its corresponding Acquired Portfolio. The Board of the EQ Trust may change the investment objective of each New EQ Allocation Portfolio without a vote of the Portfolio’s shareholders.

Acquiring Portfolio	Acquired Portfolio
New EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
Investment Objective	Investment Objective

Seeks to achieve a high level of current income.	Same.

New EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
Investment Objective	Investment Objective

Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	Same.

New EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term capital appreciation and current income.	Same.

New EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Same.

New EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term capital appreciation.	Same.

The following table compares the principal investment policies and strategies of each New EQ Allocation Portfolio with those of its corresponding Acquired Portfolio. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
Each New EQ Allocation Portfolio	Each EQ Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by Equitable Investment Management Group, LLC (“EIM” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”).	Same.

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Acquiring Portfolio	Acquired Portfolio
New EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

This Portfolio invests approximately 80% of its assets in the fixed income asset class and approximately 20% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities: 5%

Large Cap Equity Securities: 10%

Small/Mid Cap Equity Securities: 5%

Investment Grade Bonds: 75%

High Yield (“Junk”) Bonds: 5%

Same.

New EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in the fixed income asset class and approximately 40% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities: 10%

Large Cap Equity Securities: 20%

Small/Mid Cap Equity Securities: 10%

Investment Grade Bonds: 55%

High Yield (“Junk”) Bonds: 5%

Same.

New EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

This Portfolio invests approximately 50% of its assets in the equity asset class and approximately 50% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities: 15%

Large Cap Equity Securities: 20%

Small/Mid Cap Equity Securities: 15%

Investment Grade Bonds: 45%

High Yield (“Junk”) Bonds: 5%

Same.

New EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

This Portfolio invests approximately 70% of its assets in the equity asset class and approximately 30% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities: 20%

Large Cap Equity Securities: 30%

Small/Mid Cap Equity Securities: 20%

Investment Grade Bonds: 28%

High Yield (“Junk”) Bonds: 2%

Same.

11

New EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

This Portfolio invests approximately 90% of its assets in the equity asset class and approximately 10% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities: 25%

Large Cap Equity Securities: 40%

Small/Mid Cap Equity Securities: 25%

Investment Grade Bonds: 9%

High Yield (“Junk”) Bonds: 1%

Same.

Acquiring Portfolio	Acquired Portfolio
Each New EQ Allocation Portfolio	Each EQ Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	Same

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.	Same.

Comparison of Principal Risk Factors

The principal risks of each Acquiring Portfolio are the same as the principal risks of its corresponding Acquired Portfolio.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in a Portfolio. There can be no assurance that a Portfolio will achieve its investment objective.

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The following table compares the principal risks of an investment in each Portfolio. The most significant risks are presented first and indicated with an asterisk (*), followed by additional principal risks in alphabetical order. For an explanation of each such risk, see “Additional Information about the Reorganization — Descriptions of Risk Factors” below. A Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” in Appendix C for additional information about these risks.

Risks	New EQ/Conservative Allocation Portfolio and EQ/Conservative Allocation Portfolio		New EQ/Conservative- Plus Allocation Portfolio and EQ/Conservative-Plus Allocation Portfolio		New EQ/Moderate Allocation Portfolio and EQ/Moderate Allocation Portfolio		New EQ/Moderate- Plus Allocation Portfolio and EQ/Moderate-Plus Allocation Portfolio		New EQ/Aggressive Allocation Portfolio and EQ/Aggressive Allocation Portfolio
Equity Risk	X	*	X	*	X	*	X	*	X	*
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Credit Risk	X	*	X	*	X	*	X	*	X	*
Volatility Management Risk	X	*	X	*	X	*	X	*	X	*
Risks Related to Investments in Underlying Portfolios	X	*	X	*	X	*	X	*	X	*
Affiliated Portfolio Risk	X		X		X		X		X
Asset Allocation Risk	X		X		X		X		X
Derivatives Risk	X		X		X		X		X
Foreign Securities Risk	X		X		X		X		X
Futures Contract Risk	X		X		X		X		X
Investment Grade Securities Risk	X		X		X		X		X
Large-Cap Company Risk	X		X		X		X		X
Leveraging Risk	X		X		X		X		X
Market Risk	X		X		X		X		X
Mid-Cap and Small-Cap Company Risk	X		X		X		X		X
Non-Investment Grade Securities Risk	X		X		X		X		X
Portfolio Management Risk	X		X		X		X		X
Redemption Risk	X		X		X		X

13

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class A Shares, Class B Shares and Class K Shares of each EQ Allocation Portfolio and the estimated pro forma fees and expenses of the Class IA Shares, Class IB Shares and Class K Shares of the corresponding Acquiring Portfolio after giving effect to the Reorganization. Fees and expenses for each EQ Allocation Portfolio are based on those incurred by the relevant class of its shares for the six-month fiscal period ended June 30, 2020 (annualized). Each Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio shares assume that the Reorganization was in effect for the six-month fiscal period ended June 30, 2020 (annualized). The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the expense table and example below.

Shareholder Fees

(fees paid directly from your investment)

EQ Allocation Portfolio	Pro Forma New EQ Allocation Portfolio
Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	EQ/Conservative Allocation Portfolio			Pro Forma New EQ/Conservative Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Total Annual Portfolio Operating Expenses	1.07%	1.07%	0.82%	1.07%	1.07%	0.82%
Fee Waiver and/or Expense Reimbursement†	-0.07%	-0.07%	-0.07%	-0.07%	-0.07%	-0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%	1.00%	1.00%	0.75%

†	Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Conservative Allocation Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.00% for Class A and Class B shares and 0.75% for Class K shares of the Portfolio. EIM has undertaken to enter into the same contractual expense limitation arrangement with respect to the New EQ/Conservative Allocation Portfolio through April 30, 2022. The expense limitation agreements may be terminated by EIM at any time after April 30, 2022. EIM may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	EQ/Conservative-Plus Allocation Portfolio			Pro Forma New EQ/Conservative- Plus Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%

14

	EQ/Conservative-Plus Allocation Portfolio			Pro Forma New EQ/Conservative- Plus Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses	1.10%	1.10%	0.85%	1.10%	1.10%	0.85%

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	EQ/Moderate Allocation Portfolio			Pro Forma New EQ/Moderate Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Management Fee	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Portfolio Operating Expenses	1.09%	1.09%	0.84%	1.09%	1.09%	0.84%

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	EQ/Moderate-Plus Allocation Portfolio			Pro Forma New EQ/Moderate-Plus Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Management Fee	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Portfolio Operating Expenses	1.12%	1.12%	0.87%	1.12%	1.12%	0.87%

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	EQ/Aggressive Allocation Portfolio			Pro Forma New EQ/Aggressive Allocation Portfolio
	Class A	Class B	Class K	Class IA	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%	1.16%	1.16%	0.91%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

15

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
EQ/Conservative Allocation Portfolio
Class A	$102	$333	$583	$1,299
Class B	$102	$333	$583	$1,299
Class K	$77	$255	$448	$1,007
Pro Forma New EQ/Conservative Allocation Portfolio
Class IA	$102	$333	$583	$1,299
Class IB	$102	$333	$583	$1,299
Class K	$77	$255	$448	$1,007

	1 Year	3 Years	5 Years	10 Years
EQ/Conservative-Plus Allocation Portfolio
Class A	$112	$350	$606	$1,340
Class B	$112	$350	$606	$1,340
Class K	$87	$271	$471	$1,049
Pro Forma New EQ/Conservative-Plus Allocation Portfolio
Class IA	$112	$350	$606	$1,340
Class IB	$112	$350	$606	$1,340
Class K	$87	$271	$471	$1,049

	1 Year	3 Years	5 Years	10 Years
EQ/Moderate Allocation Portfolio
Class A	$111	$347	$601	$1,329
Class B	$111	$347	$601	$1,329
Class K	$86	$268	$466	$1,037
Pro Forma New EQ/Moderate Allocation Portfolio
Class IA	$111	$347	$601	$1,329
Class IB	$111	$347	$601	$1,329
Class K	$86	$268	$466	$1,037

	1 Year	3 Years	5 Years	10 Years
EQ/Moderate-Plus Allocation Portfolio
Class A	$114	$356	$617	$1,363
Class B	$114	$356	$617	$1,363
Class K	$89	$278	$482	$1.073
Pro Forma New EQ/Moderate-Plus Allocation Portfolio
Class IA	$114	$356	$617	$1,363
Class IB	$114	$356	$617	$1,363
Class K	$89	$278	$482	$1.073

	1 Year	3 Years	5 Years	10 Years
EQ/Aggressive Allocation Portfolio
Class A	$118	$368	$638	$1,409
Class B	$118	$368	$638	$1,409
Class K	$93	$290	$504	$1,120
Pro Forma New EQ/Aggressive Allocation Portfolio
Class IA	$118	$368	$638	$1,409
Class IB	$118	$368	$638	$1,409
Class K	$93	$290	$504	$1,120

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the six-month fiscal period ended June 30, 2020, the portfolio turnover rate for each of EQ/Conservative

16

Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, and EQ/Aggressive Allocation Portfolio was 12%, 11%, 10%, 8%, and 4%, respectively, of the average value of the Portfolio.

Comparative Performance Information

Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Information Statement. After the Reorganization, each Acquiring Portfolio, as the successor to its corresponding Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each EQ Allocation Portfolio’s performance from year to year and by showing how the EQ Allocation Portfolio’s average annual total returns for the past one-, five- and ten-year (or since inception) periods, as applicable, through December 31, 2020, compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

EQ/Conservative Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 4.80% (2020 2nd Quarter)	Worst quarter (% and time period) -2.66% (2020 1st Quarter)

EQ/Conservative Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/ Since Inception
EQ/Conservative Allocation Portfolio — Class A Shares	7.24%	4.49%	3.58%
EQ/Conservative Allocation Portfolio — Class B Shares	7.35%	4.51%	3.56%
EQ/Conservative Allocation Portfolio — Class K Shares (Inception Date: August 29, 2012)	7.63%	4.78%	3.88%
EQ/Conservative Allocation Index (reflects no deduction for fees, expenses, or taxes)	7.48%	4.78%	4.09%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	2.89%	2.46%

17

EQ/Conservative-Plus Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 7.63% (2020 2nd Quarter)	Worst quarter (% and time period) -7.19% (2020 1st Quarter)

EQ/Conservative-Plus Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/ Since Inception
EQ/Conservative-Plus Allocation Portfolio — Class A Shares	10.08%	6.52%	5.18%
EQ/Conservative-Plus Allocation Portfolio — Class B Shares	9.96%	6.51%	5.14%
EQ/Conservative-Plus Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	10.22%	6.78%	6.06%
EQ/Conservative-Plus Allocation Index (reflects no deduction for fees, expenses, or taxes)	9.96%	6.88%	5.96%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	2.89%	2.46%

EQ/Moderate Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 9.04% (2020 2nd Quarter)	Worst quarter (% and time period) -9.54% (2020 1st Quarter)

EQ/Moderate Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/ Since Inception
EQ/Moderate Allocation Portfolio — Class A Shares	11.32%	7.45%	5.83%
EQ/Moderate Allocation Portfolio — Class B Shares	11.27%	7.45%	5.80%
EQ/Moderate Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	11.49%	7.71%	6.98%
EQ/Moderate Allocation Index (reflects no deduction for fees, expenses, or taxes)	10.87%	7.73%	6.67%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	2.89%	2.46%

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EQ/Moderate-Plus Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 12.71% (2020 4th Quarter)	Worst quarter (% and time period) -13.89% (2020 1st Quarter)

EQ/Moderate-Plus Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/ Since Inception
EQ/Moderate-Plus Allocation Portfolio — Class A Shares	14.05%	9.47%	7.45%
EQ/Moderate-Plus Allocation Portfolio — Class B Shares	14.13%	9.48%	7.42%
EQ/Moderate-Plus Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	14.38%	9.75%	9.09%
EQ/Moderate-Plus Allocation Index (reflects no deduction for fees, expenses, or taxes)	12.86%	9.68%	8.40%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	2.89%	2.46%

EQ/Aggressive Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 15.71% (2020 4th Quarter)	Worst quarter (% and time period) -18.00% (2020 1st Quarter)

EQ/Aggressive Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/ Since Inception
EQ/Aggressive Allocation Portfolio — Class A Shares	15.41%	11.20%	8.88%
EQ/Aggressive Allocation Portfolio — Class B Shares	15.41%	11.17%	8.85%
EQ/Aggressive Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	15.75%	11.46%	11.02%
EQ/Aggressive Allocation Index (reflects no deduction for fees, expenses, or taxes)	14.46%	11.58%	10.12%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	2.89%	2.46%

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Capitalization

The following tables show the capitalization of each EQ Allocation Portfolio as of June 30, 2020, and of the corresponding New EQ Allocation Portfolio on a pro forma combined basis as of June 30, 2020, after giving effect to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Conservative Allocation Portfolio — Class A Shares	$13,977	$9.60	1,456,282
Pro forma New EQ/Conservative Allocation Portfolio — Class IA Shares	$13,977	$9.60	1,456,282
EQ/Conservative Allocation Portfolio — Class B Shares	$1,071,227	$9.60	111,554,432
Pro forma New EQ/Conservative Allocation Portfolio — Class IB Shares	$1,071,227	$9.60	111,554,432
EQ/Conservative Allocation Portfolio — Class K Shares	$9,540	$9.59	994,775
Pro forma New EQ/Conservative Allocation Portfolio — Class K Shares	$9,540	$9.59	994,775
Total Pro forma Net Assets	$1,094,744	—	114,005,489

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Conservative-Plus Allocation Portfolio — Class A Shares	$17,962	$9.72	1,847,763
Pro forma New EQ/Conservative-Plus Allocation Portfolio — Class IA Shares	$17,962	$9.72	1,847,763
EQ/Conservative-Plus Allocation Portfolio — Class B Shares	$1,124,225	$9.73	115,578,228
Pro forma New EQ/Conservative-Plus Allocation Portfolio — Class IB Shares	$1,124,225	$9.73	115,578,228
EQ/Conservative-Plus Allocation Portfolio — Class K Shares	$27,515	$9.73	2,826,481
Pro forma New EQ/Conservative-Plus Allocation Portfolio — Class K Shares	$27,515	$9.73	2,826,481
Total Pro forma Net Assets	$1,169,702	—	120,252,472

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Moderate Allocation Portfolio — Class A Shares	$1,850,631	$13.87	133,416,780
Pro forma New EQ/Moderate Allocation Portfolio — Class IA Shares	$1,850,631	$13.87	133,416,780
EQ/Moderate Allocation Portfolio — Class B Shares	$4,668,100	$13.75	339,477,875
Pro forma New EQ/Moderate Allocation Portfolio — Class IB Shares	$4,668,100	$13.75	339,477,875
EQ/Moderate Allocation Portfolio — Class K Shares	$286,777	$13.89	20,645,122
Pro forma New EQ/Moderate Allocation Portfolio — Class K Shares	$286,777	$13.89	20,645,122
Total Pro forma Net Assets	$6,805,508	—	493,539,777

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Moderate-Plus Allocation Portfolio — Class A Shares	$196,793	$10.69	18,402,332
Pro forma New EQ/Moderate-Plus Allocation Portfolio — Class IA Shares	$196,793	$10.69	18,402,332
EQ/Moderate-Plus Allocation Portfolio — Class B Shares	$7,782,659	$10.70	727,480,674
Pro forma New EQ/Moderate-Plus Allocation Portfolio — Class IB Shares	$7,782,659	$10.70	727,480,674
EQ/Moderate-Plus Allocation Portfolio — Class K Shares	$61,184	$10.71	5,712,778
Pro forma New EQ/Moderate-Plus Allocation Portfolio — Class K Shares	$61,184	$10.71	5,712,778
Total Pro forma Net Assets	$8,040,636	—	751,595,784

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Aggressive Allocation Portfolio — Class A Shares	$73,668	$10.79	6,830,443
Pro forma New EQ/Aggressive Allocation Portfolio — Class IA Shares	$73,668	$10.79	6,830,443
EQ/Aggressive Allocation Portfolio — Class B Shares	$2,944,600	$10.79	272,975,841
Pro forma New EQ/Aggressive Allocation Portfolio — Class IB Shares	$2,944,600	$10.79	272,975,841
EQ/Aggressive Allocation Portfolio — Class K Shares	$30,811	$10.80	2,852,379
Pro forma New EQ/Aggressive Allocation Portfolio — Class K Shares	$30,811	$10.80	2,852,379
Total Pro forma Net Assets	$3.049,079	—	282,658,663

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AFTER CAREFUL CONSIDERATION, THE BOARDS OF VIP TRUST AND EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO EACH EQ ALLOCATION PORTFOLIO.

THE REORGANIZATION OF EACH TARGET ALLOCATION PORTFOLIO, A SERIES OF THE EQ PREMIER VIP TRUST, INTO ITS CORRESPONDING NEW TARGET ALLOCATION PORTFOLIO, A NEWLY-CREATED SERIES OF THE EQ ADVISORS TRUST.

Please note the following more detailed information regarding the Reorganization of each Target Allocation Portfolio into its corresponding New Target Allocation Portfolio:

Comparison of Investment Objectives, Policies and Strategies

Each New Target Allocation Portfolio and its corresponding Target Allocation Portfolio have identical investment objectives, policies, and strategies. Accordingly, the Reorganizations will not result in any material changes to the Acquired Portfolios’ investment programs.

The following table compares the investment objective of each New Target Allocation Portfolio with that of its corresponding Target Allocation Portfolio. The Board of the EQ Trust may change the investment objective of each New Target Allocation Portfolio without a vote of the Portfolio’s shareholders.

Acquiring Portfolio	Acquired Portfolio
Each New Target Allocation Portfolios	Each Target Allocation Portfolios
Investment Objective	Investment Objective

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	Same.

The following table compares the principal investment policies and strategies of each New EQ Allocation Portfolio with those of its corresponding EQ Allocation Portfolio. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
Each New Target Allocation Portfolio	Each Target Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by Equitable Investment Management Group, LLC (“EIM” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target a specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s	Same.

21

Acquiring Portfolio	Acquired Portfolio
Each New Target Allocation Portfolio	Each Target Allocation Portfolio

duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

Same.

New Target 2015 Allocation Portfolio	Target 2015 Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio is managed to target 2015 as the specific year of planned retirement (the “retirement year” or “target year”). The Portfolio is not designed for a lump sum redemption at or after the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.	Same.

As of December 31, 2020, the Portfolio’s asset mix was allocated approximately 27.3% to domestic equity, 14.4% to international equity, and 58.3% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

Same.

The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus.

Same.

New Target 2015 Allocation Portfolio Asset Allocation Targets
Approximate Number of Years After Retirement Year	5 Years After Retirement	10 Years After Retirement
Asset Class
Domestic Equity	30%	15%
International Equity	10%	5%
Fixed Income	60%	80%

22

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time.	Same.

Acquiring Portfolio	Acquired Portfolio
New Target 2025 Allocation Portfolio	Target 2025 Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio is managed to target 2025 as the specific year of planned retirement (the “retirement year” or “target year”). The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.

Same.

As of December 31, 2020, the Portfolio’s asset mix was allocated approximately 40.4% to domestic equity, 22.3% to international equity, and 37.3% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

Same.

The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus.

Same.

New Target 2025 Allocation Portfolio Asset Allocation Targets
Approximate Number of Years Before/After Retirement Year	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	42%	35%	30%	15%
International Equity	18%	15%	10%	5%
Fixed Income	40%	50%	60%	80%

23

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time.	Same.

New Target 2035 Allocation Portfolio	Target 2035 Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio is managed to target 2035 as the specific year of planned retirement (the “retirement year” or “target year”). The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.

Same.

As of December 31, 2020, the Portfolio’s asset mix was allocated approximately 50.2% to domestic equity, 27.1% to international equity, and 22.7% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report

Same.
The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus.	Same.

New Target 2035 Allocation Portfolio Asset Allocation Targets
Approximate Number of Years Before/After Retirement Year	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	52%	50%	42%	35%	30%	15%
International Equity	23%	20%	18%	15%	10%	5%
Fixed Income	25%	30%	40%	50%	60%	80%

24

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time.	Same.

Acquiring Portfolio	Acquired Portfolio
New Target 2045 Allocation Portfolio	Target 2045 Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio is managed to target 2045 as the specific year of planned retirement (the “retirement year” or “target year”). The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.

Same.

As of December 31, 2020, the Portfolio’s asset mix was allocated approximately 56.8% to domestic equity, 30.2% to international equity, and 13.0% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

Same.

The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus.

Same.

New Target 2045 Allocation Portfolio Asset Allocation Targets
Approximate Number of Years Before/After Retirement Year	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	60%	52%	50%	42%	35%	30%	15%
International Equity	25%	23%	20%	18%	15%	10%	5%
Fixed Income	15%	25%	30%	40%	50%	60%	80%

25

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time.	Same.

New Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Portfolio is managed to target 2055 as the specific year of planned retirement (the “retirement year” or “target year”). The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.

Same.

As of December 31, 2020, the Portfolio’s asset mix was allocated approximately 62.8% to domestic equity, 34.1% to international equity, and 3.1% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

Same.

The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus.

Same.

Acquiring Portfolio	Acquired Portfolio
New Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio

New Target 2055 Allocation Portfolio Asset Allocation Targets
Approximate Number of Years Before/After Retirement Year	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	5%	15%	25%	30%	40%	50%	60%	80%

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The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time.	Same.

Each New Target Allocation Portfolio	Each Target Allocation Portfolio
Principal Investment Strategies	Principal Investment Strategies

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.	Same.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.	Same

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.	Same.

Comparison of Principal Risk Factors

The principal risks of each Acquiring Portfolio are the same as the principal risks of its corresponding Acquired Portfolio.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in a Portfolio. There can be no assurance that a Portfolio will achieve its investment objective.

The following table compares the principal risks of an investment in each Portfolio. The most significant risks are presented first and indicated with an asterisk (*), followed by additional principal risks in alphabetical order. For an explanation of each such risk, see “Additional Information about the Reorganization — Descriptions of Risk Factors”

27

below. A Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” in Appendix C for additional information about these risks.

Risks	New Target 2015 Allocation Portfolio and Target 2015 Allocation Portfolio		New Target 2025 Allocation Portfolio and Target 2025 Allocation Portfolio		New Target 2035 Allocation Portfolio and Target 2035 Allocation Portfolio		New Target 2045 Allocation Portfolio and Target 2045 Allocation Portfolio		New Target 2055 Allocation Portfolio and Target 2055 Allocation Portfolio
Equity Risk	X	*	X	*	X	*	X	*	X	*
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Credit Risk	X	*	X	*	X	*	X	*	X	*
Target Date Risk	X	*	X	*	X	*	X	*	X	*
Risks Related to Investments in Underlying Portfolios	X	*	X	*	X	*	X	*	X	*
Affiliated Portfolio Risk	X		X		X		X		X
Asset Allocation Risk	X		X		X		X		X
Derivatives Risk	X		X		X		X		X
Foreign Securities Risk	X		X		X		X		X
Futures Contract Risk	X		X		X		X		X
Investment Grade Securities Risk	X		X		X		X		X
Large-Cap Company Risk	X		X		X		X		X
Leveraging Risk	X		X		X		X		X
Market Risk	X		X		X		X		X
Mid-Cap and Small-Cap Company Risk	X		X		X		X		X
Non-Investment Grade Securities Risk	X		X		X		X		X
Portfolio Management Risk	X		X		X		X		X
Redemption Risk	X		X		X

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares and Class K Shares of each Target Allocation Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the corresponding Acquiring Portfolio after giving effect to the Reorganization. Fees and expenses for each Target Allocation Portfolio are based on those incurred by the relevant class of its shares for the six-month fiscal period ended June 30, 2020 (annualized). Each Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio shares assume that the Reorganization was in effect for the six-month fiscal period ended June 30, 2020 (annualized). The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the expense table and example below.

Shareholder Fees

(fees paid directly from your investment)

Target Allocation Portfolio	Pro Forma New Target Allocation Portfolio
Not Applicable.	Not Applicable.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Target 2015 Allocation Portfolio		Pro Forma New Target 2015 Allocation Portfolio
	Class B	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.49%	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.56%	0.56%	0.56%	0.56%
Total Annual Portfolio Operating Expenses	1.40%	1.15%	1.40%	1.15%
Fee Waiver and/or Expense Reimbursement†	-0.30%	-0.30%	-0.30%	-0.30%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.10%	0.85%

†	Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Target 2015 Allocation Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class B shares and 0.85% for Class K shares of the Portfolio. EIM has undertaken to enter into the same contractual expense limitation arrangement with respect to the New Target 2015 Allocation Portfolio through April 30, 2022. The expense limitation agreements may be terminated by EIM at any time after April 30, 2022. EIM may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Target 2025 Allocation Portfolio		Pro Forma New Target 2025 Allocation Portfolio
	Class B	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.54%	0.54%	0.54%	0.54%
Total Annual Portfolio Operating Expenses	1.13%	0.88%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	-0.03%	-0.03%	-0.03%	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.10%	0.85%

†	Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Target 2025 Allocation Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class B shares and 0.85% for Class K shares of the Portfolio. EIM has undertaken to enter into the same contractual expense limitation arrangement with respect to the New Target 2025 Allocation Portfolio through April 30, 2022. The expense limitation agreements may be terminated by EIM at any time after April 30, 2022. EIM may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Target 2035 Allocation Portfolio		Pro Forma New Target 2035 Allocation Portfolio
	Class B	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.51%	0.51%	0.51%	0.51%
Total Annual Portfolio Operating Expenses	1.10%	0.85%	1.10%	0.85%

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Target 2045 Allocation Portfolio		Pro Forma New Target 2045 Allocation Portfolio
	Class B	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.27%	0.27%	0.27%	0.27%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.50%	0.50%	0.50%	0.50%
Total Annual Portfolio Operating Expenses	1.12%	0.87%	1.12%	0.87%
Fee Waiver and/or Expense Reimbursement†	-0.02%	-0.02%	-0.02%	-0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.10%	0.85%

†	Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Target 2045 Allocation Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class B shares and 0.85% for Class K shares of the Portfolio. EIM has undertaken to enter into the same contractual expense limitation arrangement with respect to the New Target 2045 Allocation Portfolio through April 30, 2022. The expense limitation agreements may be terminated by EIM at any time after April 30, 2022. EIM may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Target 2055 Allocation Portfolio		Pro Forma New Target 2055 Allocation Portfolio
	Class B	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.53%	0.52%	0.53%	0.52%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.51%	0.51%	0.51%	0.51%
Total Annual Portfolio Operating Expenses	1.39%	1.13%	1.39%	1.13%
Fee Waiver and/or Expense Reimbursement†	-0.29%	-0.28%	-0.29%	-0.28%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.10%	0.85%

†

Pursuant to a contract, EIM has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Target 2055 Allocation Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision

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or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class B shares and 0.85% for Class K shares of the Portfolio. EIM has undertaken to enter into the same contractual expense limitation arrangement with respect to the New Target 2055 Allocation Portfolio through April 30, 2022. The expense limitation agreements may be terminated by EIM at any time after April 30, 2022. EIM may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target 2015 Allocation Portfolio
Class B	$112	$414	$737	$1,654
Class K	$87	$336	$604	$1,371
Pro Forma New Target 2015 Allocation Portfolio
Class IB	$112	$414	$737	$1,654
Class K	$87	$336	$604	$1,371

	1 Year	3 Years	5 Years	10 Years
Target 2025 Allocation Portfolio
Class B	$112	$356	$619	$1,372
Class K	$87	$278	$485	$1,082
Pro Forma New Target 2025 Allocation Portfolio
Class IB	$112	$356	$619	$1,372
Class K	$87	$278	$485	$1,082

	1 Year	3 Years	5 Years	10 Years
Target 2035 Allocation Portfolio
Class B	$112	$350	$606	$1,340
Class K	$87	$271	$471	$1,049
Pro Forma New Target 2035 Allocation Portfolio
Class IB	$112	$350	$606	$1,340
Class K	$87	$271	$471	$1,049

	1 Year	3 Years	5 Years	10 Years
Target 2045 Allocation Portfolio
Class B	$112	$354	$615	$1,361
Class K	$87	$276	$480	$1,071
Pro Forma New Target 2045 Allocation Portfolio
Class IB	$112	$354	$615	$1,361
Class K	$87	$276	$480	$1,071

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	1 Year	3 Years	5 Years	10 Years
Target 2055 Allocation Portfolio
Class B	$112	$412	$733	$1,643
Class K	$87	$331	$595	$1,350
Pro Forma New Target 2055 Allocation Portfolio
Class IB	$112	$412	$733	$1,643
Class K	$87	$331	$595	$1,350

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the six-month fiscal period ended June 30, 2020, the portfolio turnover rate for each of Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio was 18%, 16%, 13%, 8%, and 5%, respectively, of the average value of the Portfolio.

Comparative Performance Information

Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Information Statement. After the Reorganization, each Acquiring Portfolio, as the successor to its corresponding Acquired Portfolio, will assume and publish the operating history and performance record of the Class B and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Target Allocation Portfolio’s performance from year to year and by showing how the Target Allocation Portfolio’s average annual total returns for the past one-, five- and ten-year (or since inception) periods, as applicable, through December 31, 2020, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Target 2015 Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 10.22% (2020 2nd Quarter)	Worst quarter (% and time period) -10.75% (2011 3rd Quarter)

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Target 2015 Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/Since Inception
Target 2015 Allocation Portfolio — Class B Shares	10.26%	7.38%	5.89%
Target 2015 Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	10.52%	7.62%	7.09%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	10.28%	7.79%	6.77%

Target 2025 Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 13.72% (2020 2nd Quarter)	Worst quarter (% and time period) -14.88% (2020 1st Quarter)

Target 2025 Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/Since Inception
Target 2025 Allocation Portfolio — Class B Shares	12.20%	9.28%	7.45%
Target 2025 Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	12.55%	9.57%	8.97%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	11.22%	9.08%	7.88%

Target 2035 Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 16.05% (2020 2nd Quarter)	Worst quarter (% and time period) -17.89% (2020 1st Quarter)

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Target 2035 Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/Since Inception
Target 2035 Allocation Portfolio — Class B Shares	13.70%	10.42%	8.38%
Target 2035 Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	13.95%	10.71%	10.09%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	12.79%	10.47%	8.91%

Target 2045 Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 17.64% (2020 2nd Quarter)	Worst quarter (% and time period) -20.20% (2020 1st Quarter)

Target 2045 Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Ten Years/Since Inception
Target 2045 Allocation Portfolio — Class B Shares	14.07%	11.16%	9.03%
Target 2045 Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	14.33%	11.44%	10.94%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	13.66%	11.24%	9.49%

Target 2055 Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 19.39% (2020 2nd Quarter)	Worst quarter (% and time period) -22.41% (2020 1st Quarter)

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Target 2055 Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Since Inception
Target 2055 Allocation Portfolio — Class B Shares (Inception Date: May 1, 2015)	14.89%	12.12%	9.37%
Target 2055 Allocation Portfolio — Class K Shares (Inception Date: May 1, 2015)	15.21%	12.40%	9.64%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	13.86%	11.55%	9.20%

Capitalization

The following tables show the capitalization of each Target Allocation Portfolio as of June 30, 2020, and of the corresponding New Target Allocation Portfolio on a pro forma combined basis as of June 30, 2020, after giving effect to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Target 2015 Allocation Portfolio — Class B Shares	$25,679	$8.63	2,973,932
Pro forma New Target 2015 Allocation Portfolio — Class IB Shares	$25,679	$8.63	2,973,932
Target 2015 Allocation Portfolio — Class K Shares	$18,909	$8.64	2,188,868
Pro forma New Target 2015 Allocation Portfolio — Class K Shares	$18,909	$8.64	2,188,868
Total Pro forma Net Assets	$44,588	—	5,162,800

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Target 2025 Allocation Portfolio — Class B Shares	$123,491	$11.19	11,033,514
Pro forma New Target 2025 Allocation Portfolio — Class IB Shares	$123,491	$11.19	11,033,514
Target 2025 Allocation Portfolio — Class K Shares	$45,863	$11.20	4,094,560
Pro forma New Target 2025 Allocation Portfolio — Class K Shares	$45,863	$11.20	4,094,560
Total Pro forma Net Assets	$169,354	—	15,128,074

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Target 2035 Allocation Portfolio — Class B Shares	$131,089	$11.93	10,987,418
Pro forma New Target 2035 Allocation Portfolio — Class IB Shares	$131,089	$11.93	10,987,418
Target 2035 Allocation Portfolio — Class K Shares	$25,142	$11.94	2,105,304
Pro forma New Target 2035 Allocation Portfolio — Class K Shares	$25,142	$11.94	2,105,304
Total Pro forma Net Assets	$156,231	—	13,092,722

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Target 2045 Allocation Portfolio — Class B Shares	$113,909	$11.94	9,538,015
Pro forma New Target 2045 Allocation Portfolio — Class IB Shares	$113,909	$11.94	9,538,015
Target 2045 Allocation Portfolio — Class K Shares	$11,100	$11.95	929,041
Pro forma New Target 2045 Allocation Portfolio — Class K Shares	$11,100	$11.95	929,041
Total Pro forma Net Assets	$125,009	—	10,467,056

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Target 2055 Allocation Portfolio — Class B Shares	$34,457	$11.70	2,944,120
Pro forma New Target 2055 Allocation Portfolio — Class IB Shares	$34,457	$11.70	2,944,120
Target 2055 Allocation Portfolio — Class K Shares	$508	$11.72	43,343
Pro forma New Target 2055 Allocation Portfolio — Class K Shares	$508	$11.72	43,343
Total Pro forma Net Assets	$34,965	—	2,987,463

AFTER CAREFUL CONSIDERATION, THE BOARDS OF VIP TRUST AND EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO EACH TARGET ALLOCATION PORTFOLIO.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Agreement

The terms and conditions under which each Reorganization would be completed are contained in the Reorganization Agreement. The following is a summary of the Reorganization Agreement. For additional information, please refer to the copy of the form of the Reorganization Agreement, which is attached to this Information Statement as Appendix A.

Each Reorganization will involve an Acquiring Portfolio acquiring all the assets of its corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities. The Reorganization Agreement further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders). The account for each shareholder that holds Class A shares of an Acquired Portfolio shall be credited with the number of full and fractional Class IA shares of the corresponding Acquiring Portfolio due that shareholder; the account for each shareholder that holds Class B shares of an Acquired Portfolio shall be credited with the number of full and fractional Class IB shares of the corresponding Acquiring Portfolio due that shareholder; and the account for each shareholder that holds Class K shares of an Acquired Portfolio shall be credited with the number of full and fractional Class K shares of the corresponding Acquiring Portfolio due that shareholder. The number of full and fractional Acquiring Portfolio Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trusts’ normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Portfolio Shares the shareholder holds at that time. After that distribution to each Acquired Portfolio’s shareholders, the VIP Trust, on behalf of each Acquired Portfolio, will take all necessary steps under its Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), and Delaware and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Board of a Portfolio involved in a Reorganization may terminate or delay the Reorganization Agreement with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The Board of the Acquired Portfolios, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the relevant Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the Board of the Acquiring Portfolios, including the Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Portfolio.

The Acquired Portfolios involved in the Reorganizations will bear the expenses of the Reorganizations described in this Information Statement. Expenses of the Reorganizations are considered extraordinary expenses, which are excluded from the Acquired Portfolios’ expense limitation arrangements.

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Board Considerations

At a meeting of the Board of the VIP Trust held on December 15-16, 2020, EIM recommended that each Acquired Portfolio, each a series of the VIP Trust, be reorganized into a corresponding, newly created series of the EQ Trust with an identical name, investment objectives and investment policies. In approving the Reorganizations, the Board, including the Independent Trustees, determined, with respect to each Acquired Portfolio, that the Reorganization is in the best interests of the Acquired Portfolio and that the interests of the existing holders of the Acquired Portfolio will not be diluted as a result of the Reorganization. The Board, including the Independent Trustees, also considered and approved the Reorganization Agreement.

The proposal to reorganize the Acquired Portfolios, as well as the other series of the VIP Trust, into substantially identical, newly created series of the EQ Trust was discussed by the Board at multiple meetings. EIM provided an overview of the proposal to the Board at a meeting held on November 17-18, 2020, and the Board of the EQ Trust approved at that joint meeting the establishment and registration of the newly-formed Acquiring Portfolios. The proposal was further discussed by EIM and the Board at the December 15-16, 2020 meeting, and the advisory and service provider agreements for the Acquiring Portfolios were approved by the Board of the EQ Trust at that joint meeting. The Independent Trustees were assisted in their consideration of the Reorganizations by their independent legal counsel.

In determining whether to approve the Reorganization Agreement with respect to each Acquired Portfolio, the Board of the VIP Trust, including the Independent Trustees, considered the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of shareholder interests. The Board inquired into a number of matters and considered the following factors, among others:

•

The Reorganizations are part of an initiative designed to streamline the Equitable fund family and to promote operating efficiencies. The Reorganizations are part of a series of reorganizations intended to combine all of the portfolios that are advised by EIM and offered through variable annuity contracts and variable life insurance policies into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these portfolios and to reduce the costs of administering and operating the portfolios that comprise the mutual fund complex.

•	Each Acquiring Portfolio has the same name, investment objective, policies (including fundamental policies), principal strategies and principal risks as the corresponding Acquired Portfolio.

•

The contractual arrangements for each Acquiring Portfolio are substantially identical to those that are currently in place for the corresponding Acquired Portfolio. EIM will advise and administer each Acquiring Portfolio after the Reorganizations.

•

The total annual operating expense ratios for the Class IA, Class IB and/or Class K shares, as applicable, of each Acquiring Portfolio are expected to be the same as those for the corresponding classes of shares of the corresponding Acquired Portfolio as of the date of the Reorganization at least through April 30, 2022.

•

Each Acquiring Portfolio is subject to an Expense Limitation Agreement, and in each case the agreed upon expense limitation for an Acquiring Portfolio’s Class IA, Class IB and/or Class K shares, as applicable, is the same as that for the corresponding Acquired Portfolio’s corresponding classes of shares.

•

Each Acquiring Portfolio, which will commence operations upon consummation of the Reorganization, will assume and publish the operating history and performance record of the corresponding Acquired Portfolio.

•

As a result of the Reorganizations, each shareholder of an Acquired Portfolio will hold, immediately after the closing date, shares of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio’s shares such shareholder held as of the closing date.

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•

Each Reorganization will be effected on the basis of the Acquired Portfolio’s net asset value, which will be determined in connection with the Reorganization in accordance with the VIP Trust’s normal valuation procedures, which are identical for both the Acquired and the Acquiring Portfolio.

•	Shareholders will not pay any sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results for Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.” In particular, shareholders of the Acquired Portfolios would not realize any income, gain or loss in connection with the Reorganizations.

•	Each Acquired Portfolio and the corresponding Acquiring Portfolio have identical distribution, purchase and redemption procedures and identical exchange rights.

•	Expected efficiencies will result in increased savings to the Acquiring Portfolios over time and will assist in optimizing the structure and operations of the fund family.

Further, as discussed in the section immediately below entitled “Potential Benefits of the Reorganizations to EIM and its Affiliates,” in considering whether to approve the Reorganizations, the Board recognized the potential benefits to and conflicts of interest of EIM and its affiliates, and concluded that the potential benefits of the Reorganizations, including the elimination of certain redundancies associated with maintaining the VIP Trust as a separate legal entity, supported a decision to approve the Reorganizations. The Board also considered that the Acquired Portfolios will bear the expenses of the Reorganizations, but noted that these expenses are one-time, non-recurring expenses and considered extraordinary expenses excluded from the Acquired Portfolios’ expense limitation arrangements, and are necessary and appropriate expenses to achieve the potential benefits of the Reorganizations. The Board also considered the differences between the organizational documents of the Trusts, as described in the section below entitled “Description of the Securities to be Issued.”

In connection with the Board’s consideration of the Reorganizations, the Independent Trustees requested, and EIM provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations. In their deliberations, the Trustees evaluated all information available to them and did not identify any particular information that was all-important or controlling, and the Trustees attributed different weights to the various factors. On the basis of the information provided to it and its evaluation of that information, the Board of the VIP Trust, including the Independent Trustees, voted unanimously to approve the Reorganization Agreement.

Potential Benefits of the Reorganizations to EIM and its Affiliates

EIM may realize benefits in connection with the Reorganizations. EIM has proposed, and the Board of each Trust has approved, the Reorganizations as part of a broader series of reorganizations under which the portfolios that comprise the VIP Trust will be reorganized into newly-formed identical portfolios of the EQ Trust. These transactions are intended to combine all of the portfolios that are advised by EIM and offered through variable annuity contracts and variable life insurance policies into a single, larger trust, which is expected to eliminate redundancies associated with maintaining two separate trusts for these portfolios and to reduce the costs of administering and operating the portfolios that comprise the mutual fund complex. EIM may realize benefits in connection with the reorganizations that would combine the VIP Trust portfolios and the EQ Trust portfolios into a single trust, such as the potential reduction of internal costs associated with maintaining multiple trusts for the portfolios that it advises. In considering whether to approve the proposed Reorganizations, the Board recognized these potential benefits to and conflicts of interest of EIM and its affiliates and concluded that the potential benefits of the proposed Reorganizations, including the potential for reduced costs for the portfolios over time due to the combination of the VIP Trust and the EQ Trust, supported a decision to approve the Reorganizations.

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Descriptions of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix B “More Information on Strategies and Risk Factors.” The most significant risks are presented first and indicated with an asterisk (*), followed by additional principal risks in alphabetical order. A Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” in Appendix C for additional information about these risks.

Risks	New EQ/Conservative Allocation Portfolio and EQ/Conservative Allocation Portfolio		New EQ/Conservative- Plus Allocation Portfolio and EQ/Conservative-Plus Allocation Portfolio		New EQ/Moderate Allocation Portfolio and EQ/Moderate Allocation Portfolio		New EQ/Moderate- Plus Allocation Portfolio and EQ/Moderate-Plus Allocation Portfolio		New EQ/Aggressive Allocation Portfolio and EQ/Aggressive Allocation Portfolio
Equity Risk	X	*	X	*	X	*	X	*	X	*
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Credit Risk	X	*	X	*	X	*	X	*	X	*
Volatility Management Risk	X	*	X	*	X	*	X	*	X	*
Risks Related to Investments in Underlying Portfolios	X	*	X	*	X	*	X	*	X	*
Affiliated Portfolio Risk	X		X		X		X		X
Asset Allocation Risk	X		X		X		X		X
Derivatives Risk	X		X		X		X		X
Foreign Securities Risk	X		X		X		X		X
Futures Contract Risk	X		X		X		X		X
Investment Grade Securities Risk	X		X		X		X		X
Large-Cap Company Risk	X		X		X		X		X
Leveraging Risk	X		X		X		X		X
Market Risk	X		X		X		X		X
Mid-Cap and Small-Cap Company Risk	X		X		X		X		X
Non-Investment Grade Securities Risk	X		X		X		X		X
Portfolio Management Risk	X		X		X		X		X
Redemption Risk	X		X		X		X

Risks	New Target 2015 Allocation Portfolio and Target 2015 Allocation Portfolio		New Target 2025 Allocation Portfolio and Target 2025 Allocation Portfolio		New Target 2035 Allocation Portfolio and Target 2035 Allocation Portfolio		New Target 2045 Allocation Portfolio and Target 2045 Allocation Portfolio		New Target 2055 Allocation Portfolio and Target 2055 Allocation Portfolio
Equity Risk	X	*	X	*	X	*	X	*	X	*
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Credit Risk	X	*	X	*	X	*	X	*	X	*
Target Date Risk	X	*	X	*	X	*	X	*	X	*
Risks Related to Investments in Underlying Portfolios	X	*	X	*	X	*	X	*	X	*

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Risks	New Target 2015 Allocation Portfolio and Target 2015 Allocation Portfolio	New Target 2025 Allocation Portfolio and Target 2025 Allocation Portfolio	New Target 2035 Allocation Portfolio and Target 2035 Allocation Portfolio	New Target 2045 Allocation Portfolio and Target 2045 Allocation Portfolio	New Target 2055 Allocation Portfolio and Target 2055 Allocation Portfolio
Affiliated Portfolio Risk	X	X	X	X	X
Asset Allocation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X
Futures Contract Risk	X	X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Mid-Cap and Small-Cap Company Risk	X	X	X	X	X
Non-Investment Grade Securities Risk	X	X	X	X	X
Portfolio Management Risk	X	X	X	X	X
Redemption Risk	X	X	X

In this section, the term “Portfolio” may include a Portfolio, an Underlying Portfolio, or both.

Equity Risk:    In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Interest Rate Risk:    Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk:    The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Volatility Management Risk (EQ Allocation Portfolios and New EQ Allocation Portfolios only):    The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities

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change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

Target Date Risk (Target Allocation Portfolios and New Target Allocation Portfolios only):    The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

Risks Related to Investments in Underlying Portfolios:    The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment

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performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Affiliated Portfolio Risk:    The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

Asset Allocation Risk:    The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Derivatives Risk:    The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Investment Grade Securities Risk:    Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk:    When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk:    The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk:    Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk:    Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on

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changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk:    The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk (each Portfolio other than EQ/Aggressive Allocation Portfolio, New EQ/Aggressive Allocation Portfolio, Target 2045 Allocation Portfolio, New Target 2045 Allocation Portfolio, Target 2055 Allocation Portfolio and New Target 2055 Allocation Portfolio): The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of each Reorganization, each Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of each Trust being true and complete on the Closing Date and consummation of the Reorganization in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved), for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code, and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Portfolio will recognize any gain or loss on the Reorganization; (3) an Acquired Portfolio shareholder will not recognize any gain or loss on

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the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) an Acquired Portfolio shareholder’s aggregate tax basis in the Acquiring Portfolio Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Portfolio Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio shares, and its holding period for those Acquiring Portfolio shares will include, in each instance, its holding period for those Acquired Portfolio shares, provided the shareholder holds the latter as capital assets on the Closing Date; (5) the Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period); and (6) for purposes of Section 381 of the Code, the Acquiring Portfolio will be treated just as its corresponding Acquired Portfolio would have been treated if there had been no Reorganization, with the consequences that (a) the Reorganization will not result in the termination of the Acquired Portfolio’s taxable year, (b) the Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio as if there had been no Reorganization, and (c) the part of the Acquired Portfolio’s taxable year before the Reorganization will be included in the Acquiring Portfolio’s taxable year after the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of each Reorganization on the Portfolios participating therein or the participating Acquired Portfolio’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year under a mark-to-market system of accounting.

Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares generally will not recognize any gain or loss as a result of a Reorganization. As described above, each Acquiring Portfolio will succeed to certain tax attributes of its corresponding Acquired Portfolio, including capital loss carryforwards. Each Acquiring Portfolio may carryover and use capital losses of its corresponding Acquired Portfolio following the Reorganization. Although a Reorganization will not result in any limitations on the use of any such attributes, any limitations in effect with respect to an Acquired Portfolio at the time of a Reorganization, resulting from earlier transactions to which Sections 382/383 applied, will remain in effect. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives. Contractholders who had premiums or contributions allocated to the investment divisions of such Separate Account, however, will not recognize gain or loss.

The EQ Trust and the VIP Trust have not sought a tax ruling from the Service but instead are acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Description of the Securities to Be Issued

As shown in the “Summary” above, the shareholders of each Acquired Portfolio will receive Class IA, Class IB, or Class K shares, as applicable, of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and non-assessable by the EQ Trust when issued and will have no preemptive or conversion rights. The EQ Trust currently offers three classes of shares – Class IA, Class IB, and Class K shares. The EQ Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA and Class IB shares, as applicable, of the Acquiring Portfolio. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA and Class IB shares, as applicable, is equal to an annual

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rate of 0.25% of the average daily net assets attributable to such share class. Because these distribution/service fees are paid out of an Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Each Trust is organized as a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law. The operations of each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. While the EQ Trust and the VIP Trust are governed by different organizational documents, including separate Declarations of Trust, the rights of shareholders of the Acquiring Portfolios are substantially similar to the rights of shareholders of the Acquired Portfolios. Each Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its portfolios (e.g., a Portfolio) and provides for indemnification from the portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Each Trust’s Declaration of Trust provides that the Board may establish portfolios and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. Under each Trust’s Declaration of Trust, the share of each class of a portfolio represents an identical interest in the portfolio’s investment portfolio and has the same rights, privileges and preferences. Each Declaration of Trust provides that a class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. Under each Declaration of Trust, each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the portfolio. Further, shareholder voting rights under each Declaration of Trust are substantially the same. Each Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Under each Declaration of Trust, shareholders of a portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios in a Trust as a group may elect all of the Trustees of the Trust. Each Declaration of Trust provides that shares of a portfolio will be voted in the aggregate, except when a separate vote of the portfolio is required by law or when a matter involves the termination of the portfolio or any other action that the Board has determined will affect only the interests of one or more portfolio or class. Each Declaration of Trust does not provide for annual meetings of the Trust. Each Declaration of Trust provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. Each Declaration of Trust further provides for shareholder voting with respect to the election or removal of Trustees, amendments to the Declaration of Trust affecting shareholder voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider necessary or desirable.

The primary differences between the Trusts’ Declarations of Trust include the following. The EQ Trust Declaration of Trust includes provisions limiting the scope of the Trustees’ fiduciary duties to the Trust, series or shareholders to those imposed by applicable federal law and those included in the Declaration of Trust. The VIP Trust Declaration of Trust does not include this limitation. The EQ Trust Declaration of Trust also states that ownership of shares shall not entitle the shareholders to any rights under any contract or agreement entered into by the Trust or any series, including, without limitation, any third-party beneficiary rights, privileges, claims or remedies. In addition, the EQ Trust Declaration of Trust provides that, prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The EQ Trust Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the EQ Trust Declaration of Trust. The EQ Trust Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the portfolios

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or classes to which such action relates if it does not relate to all portfolios and classes. The EQ Trust Declaration of Trust also provides that no shareholder may bring a direct action claiming injury as a shareholder of any portfolio or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the portfolio or class, generally. A shareholder bringing a direct claim must be a shareholder of the portfolio or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The EQ Trust Declaration of Trust further requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law. The VIP Trust Declaration of Trust does not include any corresponding provisions relating to derivative actions. In addition, the VIP Trust Declaration of Trust precludes the Trustees from making any changes to outstanding shares that would be materially adverse to shareholders. The EQ Trust Declaration of Trust does not include this limitation.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of the EQ Trust

This section provides information about the Trust and the Adviser for the Acquiring Portfolios.

EQ Trust

The EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board is responsible for the overall management of the EQ Trust and its portfolios. The EQ Trust issues shares of beneficial interest that are currently divided among one hundred and fourteen (114) Portfolios, fifty-six (56) of which are authorized to issue Class IA, Class IB and Class K shares, fifty-four (54) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Information Statement describes the Class IA, Class IB and Class K shares, as applicable, of the New EQ Allocation Portfolios and the New Target Allocation Portfolios.

The Adviser

EIM, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. EIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EIM also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to certain portfolios of the EQ Trust; however, EIM currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Acquiring Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. EIM is a wholly owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”). Equitable Financial is an indirect wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles and had approximately $125 billion in assets under management as of December 31, 2020. The Adviser has a variety of responsibilities for the general management and administration of the EQ Trust and its portfolios, including the Acquiring Portfolios.

The Adviser has a variety of responsibilities for the general management and administration of the Trust and the day-to-day management of the Acquiring Portfolios. In addition to its managerial responsibilities, the Adviser also is responsible for determining the asset mix and/or asset allocation ranges for the Acquiring Portfolios, as applicable, and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Acquiring Portfolios, the Adviser will periodically establish specific percentage targets for each asset class and asset category and identify the specific Underlying Portfolios to be held by a Portfolio using the Adviser’s proprietary investment process, based

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on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. The Adviser also will rebalance each Acquiring Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of a Portfolio back into alignment with its asset allocation range.

As noted above, the Adviser has the authority to select and substitute Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because it (and in certain cases its affiliates) earn fees for managing and administering the Underlying Portfolios. In addition, the Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some of the Underlying Portfolios are higher than the fees paid by other Underlying Portfolios.

A committee of EIM investment personnel manages each Acquiring Portfolio. The committee members are:

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Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of EIM since June 2012 and as Managing Director of Equitable Financial since September 2011. He was Senior Vice President of EIM from May 2011 to June 2012 and a Vice President of Equitable Financial from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by EIM.

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Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012 and as Lead Director of Equitable Financial since February 2007. He served as Vice President of EIM from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of Equitable Financial.

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Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of EIM since May 2011, as a Vice President of EIM since June 2016, and as Lead Director of Equitable Financial since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of Equitable Financial. He joined EIM in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by EIM.

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Miao Hu, CFA® has served as an Assistant Portfolio Manager of EIM since May 2016 and as a Vice President of EIM since June 2016. She has served as a Director of Portfolio Analytics of EIM since December 2014. She joined Equitable Financial as a Lead Manager in November 2013.

The committee includes Messrs. Kozlowski, Chan and Poutas for the New EQ Allocation Portfolios. The committee includes Messrs. Kozlowski, Chan, and Poutas and Ms. Hu for the New Target Allocation Portfolios. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Acquiring Portfolios is available in the EQ Trust’s SAI.

The Adviser provides day-to-day management of the Acquiring Portfolios. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Portfolios, although the Portfolios do not currently have Sub-Advisers. The Adviser may also hire Sub-Advisers to provide research, stock selection, and trading services for an Underlying Portfolio. The Adviser is responsible for overseeing such Sub-Advisers and for recommending their hiring, termination and replacement to the Underlying Portfolio’s Board of Trustees. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers of the Portfolios and the Underlying Portfolios and to amend advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board or the Underlying Portfolio’s Board of Trustees, as applicable. In addition, the Adviser has the ability to allocate a Portfolio’s or Underlying Portfolio’s assets to additional Sub-Advisers, subject to approval of the Trust’s Board or the Underlying Portfolio’s Board of Trustees. The Adviser also has discretion to allocate a Portfolio’s or an Underlying Portfolio’s assets among its current Sub-Advisers. If a new Sub-Adviser is retained for a Portfolio or an Underlying Portfolio, the shareholders of the Portfolio or Underlying Portfolio would receive notice of such action. However, the Adviser may not enter into an advisory agreement with an “affiliated person” of the

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Adviser (as that term is defined in the 1940 Act (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s or Underlying Portfolio’s shareholders.

Advisory and Administrative Fees

Each Acquiring Portfolio will pay a fee to EIM for management services. Each Acquiring Portfolio is newly created and has not had any operations to date. The following tables show the contractual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) that will be payable by each Acquiring Portfolio, which is the same contractual advisory fee schedule currently in effect for its corresponding Portfolio.

Acquiring Portfolio	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
New EQ/Aggressive Allocation Portfolio	0.100%	0.0925%	0.090%	0.0875%	0.0850%
New EQ/Conservative Allocation Portfolio	0.100%	0.0925%	0.090%	0.0875%	0.0850%
New EQ/Conservative-Plus Allocation Portfolio	0.100%	0.0925%	0.090%	0.0875%	0.0850%
New EQ/Moderate Allocation Portfolio	0.100%	0.0925%	0.090%	0.0875%	0.0850%
New EQ/Moderate-Plus Allocation Portfolio	0.100%	0.0925%	0.090%	0.0875%	0.0850%

Acquiring Portfolio	All Assets
New Target 2015 Allocation Portfolio	0.100%
New Target 2025 Allocation Portfolio	0.100%
New Target 2035 Allocation Portfolio	0.100%
New Target 2045 Allocation Portfolio	0.100%
New Target 2055 Allocation Portfolio	0.100%

A discussion of the basis for the decision by the Board of the EQ Trust to approve the investment advisory agreements with respect to the Acquiring Portfolios will be available in the EQ Trust’s Semi-Annual Report to Shareholders for the period ending June 30, 2021.

EIM also currently serves as the Administrator of the Acquiring Portfolios. The administrative services provided to the EQ Trust by EIM include, among others, coordination of the EQ Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the EQ Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Acquiring Portfolio pays EIM its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Acquiring Portfolios are aggregated together and with the assets of the Aggregated Portfolios. The asset-based administration fee for the Aggregated Portfolios is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0775% thereafter.

As noted in the prospectuses for the Underlying Portfolios, EIM and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an Acquiring Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

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Expense Limitation Agreement

In the interest of limiting through April 30, 2022 (unless the Board of Trustees of the EQ Trust consents to an earlier revision or termination of this arrangement) the expenses of each Acquiring Portfolio, the Adviser has entered into an expense limitation agreement with the EQ Trust with respect to each Acquiring Portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquiring Portfolio so that the annual operating expenses (including acquired fund fees and expenses) of the Acquiring Portfolio (exclusive of interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed the following annualized rates:

Acquiring Portfolio	Maximum Annual Operating Expense Limit (% of average daily net assets)*
	Class K	Class IA+	Class IB+
New EQ/Aggressive Allocation Portfolio	1.00%	1.25%	1.25%
New EQ/Conservative Allocation Portfolio	0.75%	1.00%	1.00%
New EQ/Conservative-Plus Allocation Portfolio	0.85%	1.10%	1.10%
New EQ/Moderate Allocation Portfolio	0.90%	1.15%	1.15%
New EQ/Moderate-Plus Allocation Portfolio	0.95%	1.20%	1.20%
New Target 2015 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2025 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2035 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2045 Allocation Portfolio	0.85%	N/A	1.10%
New Target 2055 Allocation Portfolio	0.85%	N/A	1.10%

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 Plan.
N/A	This class of shares of the Acquiring Portfolio is not registered.

The Expense Limitation Arrangement may be terminated by EIM at any time after April 30, 2022. The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and an Acquiring Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Acquiring Portfolio’s expense cap at the time of the waiver or the Acquiring Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

Legal Proceedings

In November 2010, the EQ Trust, the VIP Trust, and several of their respective portfolios (the “Named Portfolios”) (but none of the Portfolios described in this Information Statement) were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the EQ Trust, the VIP Trust, and the Named Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The lawsuit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s lawsuit was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

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The lawsuits do not allege any misconduct by the EQ Trust, the VIP Trust, or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree lawsuits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. The Second Circuit denied the motion for rehearing on February 6, 2020. On July 7, 2020, the Noteholders and Retirees filed a joint petition with the United States Supreme Court for a writ of certiorari reversing the Second Circuit’s December 19, 2019 decision and reinstating the Noteholder and Retiree Suits. That petition is still pending. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. The defense group’s opposition brief was filed on April 6, 2020. The Litigation Trust’s reply was filed on April 27, 2020. Oral argument occurred on August 24, 2020. The Second Circuit has not yet ruled on the Litigation Trust’s appeal. As of the date of this Information Statement, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trusts cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable.

Portfolio Services

Portfolio Distribution Arrangements

Equitable Distributors, LLC (“Equitable Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the EQ Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. Equitable Distributors is an affiliate of EIM. Equitable Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of the EQ Trust are charged a distribution and/or service (12b-1) fee to compensate Equitable Distributors for promoting, selling and servicing shares of the portfolios of the Trust. The distribution and/or service (12b-1) fee may be retained by Equitable Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for an Acquiring Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges.

Equitable Distributors may receive payments from certain investment advisers or Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the investment advisers or Sub-Advisers respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the investment advisers or Sub-Advisers with increased access to persons involved in the distribution of the Contracts. Equitable Distributors also may receive other marketing support from the investment advisers or Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

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Payments to Broker-Dealers and Other Financial Intermediaries

The Acquiring Portfolios are not sold directly to the general public but instead are offered as underlying investment options for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Buying and Selling Shares

Each Acquiring Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by Equitable Financial or other affiliated or unaffiliated insurance companies and to the Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolios are sold only to certain group annuity plans.

The Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Portfolios are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

All shares are purchased and sold at their net asset value without any sales load. Each Acquiring Portfolio reserves the right to suspend or change the terms of purchasing shares. The EQ Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. Each Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of EIM.

Frequent transfers or purchases and redemptions of Acquiring Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to a Portfolio. Excessive purchases and redemptions of shares of a Portfolio may adversely affect the Portfolio’s performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio managers to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests a significant portion of its assets in foreign securities, the securities of small- and mid-capitalization companies, or high yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present

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arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The EQ Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The EQ Trust and the Acquiring Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolios and the EQ Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolios.

The EQ Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The EQ Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

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The design of such policies and procedures involves inherently subjective judgments, which EIM and its affiliates, on behalf of the EQ Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

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The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If EIM, on behalf of the EQ Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, EIM or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. EIM or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, EIM or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The EQ Trust currently considers transfers into and out of (or vice versa) an Acquiring Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, the EQ Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The EQ Trust aggregates inflows and outflows for a Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, EIM or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, EIM or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, EIM or an affiliate currently will restrict the availability of voice, fax and automated transaction services. EIM or an affiliate currently will apply such action for the remaining life of each affected Contract. Because EIM or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of EIM or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, EIM, or an affiliate thereof or the EQ Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus for information on other specific limitations on the transfer privilege.

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The above policies and procedures with respect to frequent transfers or purchases and redemptions of Acquiring Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of the EQ Trust by funds of funds managed by EIM. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by EIM and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding their efforts, EIM and its affiliates may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the Acquiring Portfolios.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of an Acquiring Portfolio, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

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A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

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The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent.

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A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when a Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by the Acquiring Portfolios are valued at their net asset value. Generally, other portfolio securities and assets held by the Portfolios as well as the portfolio securities and assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

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Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Portfolio’s Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

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Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

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•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio, one of the Underlying Portfolios in which the Portfolios may invest, are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value of Portfolio shares is determined, may be reflected in the EQ Trust’s calculations of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Each business day, the Acquiring Portfolio’s net asset values are transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Contracts.

Dividends and Other Distributions

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains (collectively, “Taxable Income”), if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Federal Income Tax Considerations

Each Acquiring Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a “regulated investment company” (a “RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate the Portfolio’s disposition of one or more investments when it might not otherwise do so.

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A portfolio that satisfies the federal tax requirements to be treated as a RIC is not taxed at the entity (Acquiring Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. EIM, in its capacity as the Adviser and as the administrator of the EQ Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate accounts investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Portfolio Holdings Disclosure

A description of the Acquiring Portfolios’ policies and procedures with respect to the disclosure of portfolio securities holdings is available in the EQ Trust’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Information Statement. After the Reorganizations, each Acquiring Portfolio, as the successor to its corresponding Acquired Portfolio, will assume and publish the operating history and performance record of the Acquired Portfolio. Financial information for each Acquired Portfolio is included in the current prospectus for the Portfolios, which is incorporated by reference into this Information Statement.

There are no material differences in accounting policies of the Acquired Portfolios when compared to the Acquiring Portfolios.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2021, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a segregated portfolio of assets (“series”) thereof (each, a ”New Portfolio”), and EQ PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series thereof (each, an “Old Portfolio”). (Each New Portfolio and Old Portfolio is sometimes referred to herein as a “Portfolio,” and each of EQAT and VIP is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company may sell voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of Equitable Financial Life Insurance Company (“Equitable”), Equitable Financial Life and Annuity Company, and other affiliated or unaffiliated insurance companies in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans, (4) other portfolios managed by Equitable Investment Management Group, LLC (“EIM”) that currently sell their shares to those accounts and plans, and (5) other investors eligible under applicable Regulations (as defined below). Class K shares are sold only to other series of the Investment Companies and certain group annuity and retirement plans. The Portfolios are underlying investment options for those separate accounts to fund Contracts. Under applicable law, the assets of all those separate accounts (i.e., the shares in the Portfolios) are the property of Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect ten separate reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization will involve an Old Portfolio’s changing its identity — by converting from a series of VIP to a series of EQAT — by (1) transferring all its assets to the New Portfolio (which is being established solely for the purpose of acquiring those assets and continuing the Old Portfolio’s business) listed on Schedule A to this Agreement (“Schedule A”) opposite its name (“corresponding New Portfolio”) in exchange solely for shares in that New Portfolio and that New Portfolio’s assumption of all of the Old Portfolio’s liabilities, (2) distributing those shares pro rata to the Old Portfolio’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Old Portfolio (all the foregoing transactions involving each Old Portfolio and its corresponding New Portfolio being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance hereof refers to only a single Reorganization, one Old Portfolio and one New Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company (“Non-Interested Persons”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Old Portfolio offers two or three classes of shares, designated Class A, Class B, and/or Class K shares (“Class A Old Portfolio Shares,” “Class B Old Portfolio Shares,” and “Class K Old Portfolio Shares,” respectively, and collectively, “Old Portfolio Shares”) as listed on Schedule A. Each New Portfolio also will offer two or three classes of shares, designated Class IA, Class IB, and/or Class K shares (“Class IA New Portfolio Shares,” “Class IB New Portfolio Shares,” and “Class K New Portfolio Shares,” respectively, and collectively, “New Portfolio Shares”) as listed on Schedule A. The Portfolios’ similarly designated classes of shares have substantially similar characteristics.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.     PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the terms and conditions set forth herein, Old Portfolio shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Portfolio. In exchange therefor, New Portfolio shall:

(a)	issue and deliver to Old Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (1) Class IA New Portfolio Shares equal to the number of full and fractional Class A Old Portfolio Shares then outstanding, (2) Class IB New Portfolio Shares equal to the number of full and fractional Class B Old Portfolio Shares then outstanding, and (3) Class K New Portfolio Shares equal to the number of full and fractional Class K Old Portfolio Shares then outstanding, and

(b)	assume all of Old Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Old Portfolio owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Portfolio’s books at that time; and Old Portfolio has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to EQAT.

1.3    The Liabilities shall consist of all of Old Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the New Portfolios and/or EIM pursuant to paragraph 6. Notwithstanding the foregoing, Old Portfolio shall use its best efforts to discharge all its known Liabilities before that time.

1.4    At or before the Closing, New Portfolio shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Portfolio shall distribute the New Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which Equitable holds Old Portfolio Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to their Old

Portfolio Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on New Portfolio’s shareholder records in the Shareholders’ names and transferring those New Portfolio Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Portfolio Shares equal to the number of full and fractional Old Portfolio Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Portfolio Shares shall be credited with the number of full and fractional Class IA New Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class B Old Portfolio Shares shall be credited with the number of full and fractional Class IB New Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Old Portfolio Shares shall be credited with the number of full and fractional Class K New Portfolio Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Portfolio Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Old Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on Old Portfolio’s shareholder records. EQAT shall not issue certificates representing the New Portfolio Shares issued in connection with the Reorganization.

1.5    Any transfer taxes payable on issuance and transfer of New Portfolio Shares in a name other than that of the registered holder on Old Portfolio’s shareholder records of the Old Portfolio Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6    After the Effective Time, Old Portfolio shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Portfolio Shares pursuant to paragraph 1.4, all actions required to terminate Old Portfolio as a series of VIP shall be taken — and in all events Old Portfolio shall have been terminated as such within six months after the Effective Time — and VIP shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination.

1.7    Any reporting responsibility of Old Portfolio to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, VIP shall or shall cause its agents to cooperate with EQAT and its agents in (a) preparing any federal, state, and local tax returns, including any Forms 1099, required to be filed by either Portfolio with respect to the taxable year in which the Closing occurs and for any prior periods or taxable years and (b) duly filing those tax returns and Forms 1099 filed with the appropriate taxing authorities.

2.    CLOSING AND EFFECTIVE TIME

2.1    Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at the close of business (4:00 p.m., Eastern Time) on April 30, 2021, or a later date as to which they agree (“Effective Time”). The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

2.2    VIP shall direct the custodian of Old Portfolio’s assets to deliver to EQAT at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to New Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Portfolio to New Portfolio, as reflected on New Portfolio’s books immediately after the Closing, does or will conform to that information on Old Portfolio’s books immediately before the Closing.

2.3    VIP shall direct its transfer agent to deliver to EQAT at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Old Portfolio Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

2.4    EQAT shall direct its transfer agent to deliver to VIP (a) at the Closing, a confirmation, or other evidence satisfactory to VIP, that the New Portfolio Shares to be issued to Old Portfolio pursuant to paragraph 1.1(a) have been credited to Old Portfolio’s account on New Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the Shareholders’ names.

2.5    Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

3.    REPRESENTATIONS AND WARRANTIES

3.1    VIP, on Old Portfolio’s behalf, represents and warrants to EQAT, on New Portfolio’s behalf, as follows:

(a)    VIP (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)    Old Portfolio is a duly established and designated series of VIP;

(c)    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of VIP’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of VIP, with respect to Old Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d)    At the Effective Time, VIP, on Old Portfolio’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on New Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)    VIP, with respect to Old Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which VIP, with respect to Old Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which VIP, with respect to Old Portfolio or on its behalf, is a party or by which it is bound;

(f)    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Old Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or New Portfolio’s assumption, of any liabilities of Old Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights VIP, on Old Portfolio’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to VIP’s knowledge, threatened against VIP, with respect to Old Portfolio or any of its properties or assets attributable or allocable to Old Portfolio, that, if adversely determined, would materially and adversely affect Old Portfolio’s financial condition or the conduct of its business; and VIP, on Old Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Portfolio’s business or VIP’s ability to consummate the transactions contemplated hereby;

(h)    Old Portfolio’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2020, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP has furnished to EQAT) present fairly, in all material respects, Old Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to VIP’s management’s best knowledge and belief, there are no known contingent liabilities of Old Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)    Since December 31, 2020, there has not been any material adverse change in Old Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Old Portfolio’s NAV due to declines in market values of securities Old Portfolio holds, the discharge of Old Portfolio’s liabilities, or the redemption of Old Portfolio Shares by its shareholders will not constitute a material adverse change;

(j)    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of VIP’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

(k)    Old Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Old Portfolio has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Old Portfolio has met (and for the current year through the Effective Time will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Old Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)    All issued and outstanding Old Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by VIP and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Portfolio’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Portfolio Shares, nor are there outstanding any securities convertible into any Old Portfolio Shares;

(m)    Old Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)    Old Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    Not more than 25% of the value of Old Portfolio’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)    On the effective date of the Registration Statement (as defined in paragraph 3.3(a)) and at the Effective Time, VIP’s current prospectus and statement of additional information (“Pro/SAI”) including Old Portfolio will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)    The information to be furnished by VIP for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)    The New Portfolio Shares to be delivered to Old Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s)    The VIP Declaration permits VIP to vary its shareholders’ investment. VIP does not have a fixed pool of assets — each series thereof (including Old Portfolio) is a managed portfolio of securities, and EIM and each investment sub-adviser thereof have the authority to buy and sell securities for it.

3.2    EQAT, on New Portfolio’s behalf, represents and warrants to VIP, on Old Portfolio’s behalf, as follows:

(a)    EQAT (1) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)    At the Effective Time, New Portfolio will be a duly established and designated series of EQAT; and New Portfolio has not commenced operations and will not do so until after the Closing;

(c)    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to New Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d)    Before the Closing, there will be no (1) issued and outstanding New Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Portfolio Shares, (3) securities convertible into any New Portfolio Shares, or (4) other securities issued by New Portfolio, except the Initial Shares;

(e)    No consideration other than New Portfolio Shares (and New Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)    EQAT, with respect to New Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”), or By-Laws, or any Undertaking to which EQAT, with respect to New Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to New Portfolio or on its behalf, is a party or by which it is bound;

(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to New Portfolio or any of its properties or assets attributable or allocable to New Portfolio, that, if adversely determined, would materially and adversely affect New Portfolio’s financial condition or the conduct of its business; and EQAT, on New Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

(h)    From the time it comes into existence, New Portfolio (1) will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes (and either has elected the latter classification by filing Form 8832 with the IRS or will be a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation) and (2) will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); New Portfolio will file its federal income tax returns on Form 1120-RIC; for the taxable year in which the Reorganization occurs, New Portfolio will meet the requirements of Subchapter M for qualification and treatment as a RIC and will be eligible to and will compute its federal income tax under section 852; and New Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for succeeding taxable years;

(i)    New Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(j)    There is no plan or intention for New Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)    Assuming the truthfulness and correctness of VIP’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)    The New Portfolio Shares to be issued and delivered to Old Portfolio, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding New Portfolio Shares, fully paid and non-assessable by EQAT;

(m)    On the effective date of the Registration Statement and at the Effective Time, (a) EQAT’s Pro/SAI including New Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by VIP for use therein;

(n)    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(o)    The EQAT Declaration permits EQAT to vary its shareholders’ investment. EQAT does not have a fixed pool of assets — each series thereof (including New Portfolio after it commences operations) is (or will be) a managed portfolio of securities, and EIM and each investment sub-adviser thereof have (or will have) the authority to buy and sell securities for it.

3.3    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows:

(a)    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (1) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the New Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the New Portfolio Shares each Shareholder receives will be equal to the fair market value of its Old Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c)    Old Portfolio’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Portfolio and those to which the Assets are subject;

(e)    None of the compensation Equitable or any affiliate thereof receives as a service provider to Old Portfolio will be separate consideration for, or allocable to, any of the Old Portfolio Shares that Equitable (on any Shareholder’s behalf) holds; none of the New Portfolio Shares Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)    No expenses incurred by Old Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by Equitable, any affiliate thereof (including EIM), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Portfolio Shares will be transferred to Old Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g)    Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Portfolio Shares and will own those shares solely by reason of their ownership of the Old Portfolio Shares immediately before the Reorganization and (2) New Portfolio will hold the same assets — except for assets used to pay the Portfolios’ expenses incurred in connection with the Reorganization — and be subject to the same liabilities that Old Portfolio held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Portfolio makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(h)    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and New Portfolio will not pay cash in lieu of fractional New Portfolio Shares in connection with the Reorganization;

(i)    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(j)    The principal purpose of New Portfolio’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4.    COVENANTS

4.1    VIP covenants to operate Old Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by Old Portfolio’s normal business activities; and

(b)    Old Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

4.2    VIP covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Old Portfolio Shares.

4.3    VIP covenants that it will turn over its books and records regarding Old Portfolio (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

4.4    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on New Portfolio’s behalf, title to and possession of all the Assets, and (b) VIP, on Old Portfolio’s behalf, title to and possession of the New Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.5    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Portfolio’s operations after the Effective Time.

4.6    VIP covenants to distribute all the New Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Portfolio.

4.7    As promptly as practicable, but in any case within sixty days, after the Effective Time, VIP shall furnish to EQAT, in a form reasonably satisfactory to EQAT, a Certificate stating the earnings and profits of Old Portfolio for federal income tax purposes that will be carried over by New Portfolio as a result of section 381.

4.8    It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(F). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

4.9    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards;

5.2    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

5.3    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4    The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.5(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a)    New Portfolio’s acquisition of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities, followed by Old Portfolio’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Portfolio Shares and in complete liquidation of Old Portfolio, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(b)    Old Portfolio will recognize no gain or loss on the transfer of the Assets to New Portfolio in exchange solely for New Portfolio Shares and New Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Portfolio Shares;

(c)    New Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities;

(d)    New Portfolio’s basis in each Asset will be the same as Old Portfolio’s basis therein immediately before the Reorganization, and New Portfolio’s holding period for each Asset will include Old Portfolio’s holding period therefor (except where New Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)    A Shareholder will recognize no gain or loss on the exchange of all its Old Portfolio Shares solely for New Portfolio Shares pursuant to the Reorganization;

(f)    A Shareholder’s aggregate basis in the New Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Portfolio Shares it actually or constructively surrenders in exchange for those New Portfolio Shares; and its holding period for those New Portfolio Shares will include, in each instance, its holding period for those Old Portfolio Shares, provided the Shareholder holds the latter as capital assets at the Effective Time; and

(g)    For purposes of section 381, New Portfolio will be treated just as Old Portfolio would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Portfolio’s taxable year, Old Portfolio’s tax attributes enumerated in section 381(c) will be taken into account by New Portfolio as if there had been no Reorganization, and the part of Old Portfolio’s taxable year before the Reorganization will be included in New Portfolio’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Old Portfolio with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5    Before the Closing, EQAT’s Board shall have authorized the issuance of, and EQAT shall have issued, one New Portfolio Share in each class (“Initial Shares”) to Equitable or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Portfolio’s sole shareholder;

5.6    EQAT, on New Portfolio’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Portfolio’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by EQAT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Equitable or its affiliate as New Portfolio’s sole shareholder;

5.7    EQAT, on New Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on New Portfolio’s behalf, assumes all of the Liabilities; and

5.8    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

6.    EXPENSES

The expenses of the Reorganizations and a certain similar reorganization involving another series of VIP (the “Other Old Portfolio”) (collectively, the “VIP Reorganizations”) shall be borne by all the Old Portfolios and the Other Old Portfolio in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) no such Portfolio shall bear any brokerage or similar expenses incurred by or for the benefit of another Portfolio in connection with the VIP Reorganizations, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

7.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 5.4).

8.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

8.1    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before April 30, 2021, or another date to which the Investment Companies agree; or

8.2    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.    AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Portfolio’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.    MISCELLANEOUS

10.1    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

10.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and its respective successors and assigns any rights or remedies under or by reason hereof.

10.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

10.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

10.5    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of each New Portfolio

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

EQ PREMIER VIP TRUST, on behalf of each Old Portfolio

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

NEW PORTFOLIOS	OLD PORTFOLIOS
EQ/Conservative Allocation Portfolio Class IA, Class IB, Class K	EQ/Conservative Allocation Portfolio Class A, Class B, Class K

EQ/Conservative-Plus Allocation Portfolio Class IA, Class IB, Class K	EQ/Conservative-Plus Allocation Portfolio Class A, Class B, Class K

EQ/Moderate Allocation Portfolio Class IA, Class IB, Class K	EQ/Moderate Allocation Portfolio Class A, Class B, Class K

EQ/Moderate-Plus Allocation Portfolio Class IA, Class IB, Class K	EQ/Moderate-Plus Allocation Portfolio Class A, Class B, Class K

EQ/Aggressive Allocation Portfolio Class IA, Class IB, Class K	EQ/Aggressive Allocation Portfolio Class A, Class B, Class K

Target 2015 Allocation Portfolio Class IB, Class K	Target 2015 Allocation Portfolio Class B, Class K

Target 2025 Allocation Portfolio Class IB, Class K	Target 2025 Allocation Portfolio Class B, Class K

Target 2035 Allocation Portfolio Class IB, Class K	Target 2035 Allocation Portfolio Class B, Class K

Target 2045 Allocation Portfolio Class IB, Class K	Target 2045 Allocation Portfolio Class B, Class K

Target 2055 Allocation Portfolio Class IB, Class K	Target 2055 Allocation Portfolio Class B, Class K

APPENDIX B

MORE INFORMATION ON STRATEGIES AND RISK FACTORS

The Acquiring Portfolios at a Glance

The New EQ Allocation Portfolios and New Target Allocation Portfolios (each, a “Portfolio”) are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five (5) New EQ Allocation Portfolios and five (5) New Target Allocation Portfolios.

Each New EQ Allocation Portfolio pursues its investment objective by investing in Underlying Portfolios, all of which are managed by EIM.

The chart below illustrates each New EQ Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

New EQ Allocation Portfolio	Income	Growth of Capital
New EQ/Conservative Allocation Portfolio	High	Low
New EQ/Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
New EQ/Moderate Allocation Portfolio	Medium	Medium to High
New EQ/Moderate-Plus Allocation Portfolio	Low	Medium to High
New EQ/Aggressive Allocation Portfolio	Low	High

Each New Target Allocation Portfolio pursues its investment objective by investing in Underlying Portfolios, all of which are managed by EIM. Each New Target Allocation Portfolio is managed to target a particular year as the specific year of planned retirement:

New Target Allocation Portfolios

New Target 2015 Allocation Portfolio

New Target 2025 Allocation Portfolio

New Target 2035 Allocation Portfolio

New Target 2045 Allocation Portfolio

New Target 2055 Allocation Portfolio

EIM, under the oversight of the EQ Trust’s Board, has established an asset allocation target for each Portfolio. This target is the approximate percentage of each Portfolio’s assets that is invested in equity securities or fixed income securities (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios in which a Portfolio invests. Subject to this asset allocation target, the Adviser also has established target investment percentages for each asset category in which a New EQ Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a New EQ Allocation Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equities, large-cap equities, small/mid-cap equities, investment grade bond and high yield bond). The asset allocation targets and target investment percentages may be changed without notice or shareholder approval.

The Adviser establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as the Adviser’s outlook for the economy and financial markets. The Adviser may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Adviser may sell a Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities. The following chart describes the current asset allocation targets and target investment percentages among the asset classes and asset categories for the New EQ Allocation Portfolios.

New EQ Allocation Portfolios
Asset Class	New EQ/Conservative Allocation Portfolio	New EQ/Conservative- Plus Allocation Portfolio	New EQ/Moderate Allocation Portfolio	New EQ/Moderate- Plus Allocation Portfolio	New EQ/Aggressive Allocation Portfolio
Percentage of Equity	20%	40%	50%	70%	90%
• Foreign	5%	10%	15%	20%	25%
• Large Cap	10%	20%	20%	30%	40%
• Small/Mid Cap	5%	10%	15%	20%	25%
Percentage of Fixed Income*	80%	60%	50%	30%	10%
• Investment Grade	75%	55%	45%	28%	9%
• High Yield**	5%	5%	5%	2%	1%

*	The target allocation for the investment grade and high yield fixed income asset categories may include securities of both U.S. and foreign issuers.
**	High yield fixed income assets, including high yield bonds, also are known as “junk bonds.”

A Portfolio may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. A Portfolio can deviate by up to 15% of its target allocation for each asset class and/or asset category. In addition, with respect to the New Target Allocation Portfolios, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more asset classes. A Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios. The Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Adviser will rebalance a Portfolio’s holdings periodically to bring its asset allocation back into alignment with its asset allocation targets and target investment percentages. Second, the Adviser will not allocate any new investment dollars to any Underlying Portfolio that primarily holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Adviser will allocate new investment dollars on a priority basis to Underlying Portfolios that primarily hold securities of a particular asset class or category whose minimum percentage has not been achieved.

A New EQ Allocation Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, a New EQ Allocation Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the New EQ Allocation Portfolio may deviate significantly from its asset allocation targets. Although a New EQ Allocation Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the New EQ Allocation Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising.

The Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Adviser and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Adviser may reduce the equity allocation of a Portfolio as low as zero, although the equity allocation may remain sizable. Should a Portfolio take such defensive measures, it may be more difficult for the Portfolio to achieve its investment objective. The Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. Should a Portfolio take these actions, it may be more difficult for the Portfolio to achieve its investment objective.

In order to give you a better understanding of the types of Underlying Portfolios in which the Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings (as described in its prospectus). The Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to the Adviser and, in certain instances, advisory fees paid by the Adviser to its affiliates. The Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which a Portfolio may invest may be changed from time to time at the discretion of the Adviser without notice or shareholder approval.

New EQ Allocation Portfolios†

Investment Grade Bond

1290 VT DoubleLine Opportunistic Bond Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/Core Bond Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/Money Market Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

Multimanager Core Bond Portfolio

EQ/PIMCO Real Return Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/PIMCO Total Return Portfolio

1290 Diversified Bond Fund

EQ/Core Plus Bond Portfolio

High Yield Bond

1290 VT High Yield Bond Portfolio

1290 High Yield Bond Fund

Large Cap Equities

ATM Large Cap Managed Volatility Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Value Equity Portfolio

1290 VT Equity Income Portfolio

EQ/Capital Group Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

Multimanager Aggressive Equity Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

1290 VT Socially Responsible Portfolio

Small/Mid Cap Equities

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

1290 VT Small Cap Value Portfolio

1290 VT Micro Cap Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/AB Small Cap Growth Portfolio

1290 VT GAMCO Small Company Value Portfolio

EQ/Mid Cap Index Portfolio

EQ/Janus Enterprise Portfolio

EQ/Small Company Index Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

1290 GAMCO Small/Mid Cap Value Fund

International/Global Equities

ATM International Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/International Equity Index Portfolio

EQ/MFS International Growth Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 SmartBeta Equity Fund

1290 VT SmartBeta Equity Portfolio

† All of the Underlying Portfolios listed below are managed by EIM.

New Target Allocation Portfolios†

Investment Grade Bond

EQ/Core Bond Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Core Plus Bond Portfolio

1290 Diversified Bond Fund

High Yield Bond

1290 VT High Yield Bond Portfolio

International Equities

EQ/Emerging Markets Equity PLUS Portfolio

EQ/MFS International Growth Portfolio

EQ/International Equity Index Portfolio

Large Cap Equities

EQ/Value Equity Portfolio

EQ/Equity 500 Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

Multimanager Aggressive Equity Portfolio

Small/Mid Cap Equities

EQ/AB Small Cap Growth Portfolio

EQ/American Century Mid Cap Value Portfolio

1290 VT GAMCO Small Company Value Portfolio

EQ/Janus Enterprise Portfolio

EQ/Small Company Index Portfolio

† All of the Underlying Portfolios listed below are managed by EIM.

Please note that the Underlying Portfolios managed by EIM may already be available directly as an investment option in your Contract and that an investor in any of the Portfolios bears both the expenses of the particular New EQ Allocation Portfolio or New Target Allocation Portfolio, as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a New EQ Allocation Portfolio or New Target Allocation Portfolio instead of in the New EQ Allocation Portfolio or New Target Allocation Portfolio itself. However, not all of the Underlying Portfolios of a New EQ Allocation Portfolio or New Target Allocation Portfolio may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Adviser.

More about Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, merger, reorganization, conversion or experiencing large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolios may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. Each Portfolio invests primarily in Underlying Portfolios. Accordingly, each Portfolio’s performance depends upon a favorable allocation by EIM among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Adviser and sub-advised by one or more investment sub-advisers (“Sub-Adviser”), which may include affiliates of the Adviser.

Each Portfolio has target investment percentages (an approximate percentage of such Portfolio’s assets invested in a particular asset category — i.e., international equities, large cap equities, small/mid cap equities, investment grade bond and high yield bond — as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios).

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Generally, these securities offer less potential for gains than other types of securities.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each New EQ Allocation Portfolio follows a distinct set of investment strategies. Each New Target Allocation Portfolio follows a similar investment strategy; however, a New Target Allocation Portfolio’s allocation among Underlying Portfolios will vary depending on its retirement date, and therefore its exposure to risk will vary. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio.” However, other factors may also affect each Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent a Portfolio invests in Underlying Portfolios that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, and foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors. More information about the Underlying Portfolios is available in their respective prospectuses.

In each of the risk categories below, risks are described in alphabetical order and not in order of importance or potential exposure.

General Risks of the Portfolios and the Underlying Portfolios

Each of the Portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include a New EQ Allocation Portfolio, a New Target Allocation Portfolio, an Underlying Portfolio, or all of the above.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Allocation Risk. The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the EQ Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Concentration Risk. If an Underlying Portfolio concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying Portfolio may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk. A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Cybersecurity and Operational Risk. A Portfolio and its service providers, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Derivatives Risk. A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

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Management Risk: Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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Leveraging Risk: Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

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Liquidity Risk: It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

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Market and Interest Rate Risk: Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

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Counterparty and Credit Risk: A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

•	Other Risks: Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil.

Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

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Futures Contract Risk: There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

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Options Contract Risk: By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

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Forward Contract Risk: There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

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Swaps Risk: Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Index Strategy Risk. A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other Portfolios that invest more broadly.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk. A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk. From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios. Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Market Risk. A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Sub-Adviser Risk. The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

New Portfolio Risk. Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Recent Market Conditions Risk. An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Redemption Risk. A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Repurchase Agreements Risk. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risk Management. The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses paid by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their investment objectives. In addition, because each Underlying Portfolio is managed independently, the same security may be held by different Underlying Portfolios, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary. A Portfolio does not control the investments of the Underlying Portfolios, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying Portfolios may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio at a time and price that is unfavorable to the Portfolio.

Sector Risk. To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk. A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sub-Adviser Selection Risk. A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Target Date Risk. A New Target Allocation Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in a New Target Allocation Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in a New Target Allocation Portfolio, the length of time the investment was held, and the New Target Allocation Portfolio’s returns overtime.

Tax Risk. A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Valuation Risk. The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Volatility Management Risk. A Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, a Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, a Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, a Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of an Underlying Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, a Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus a Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore a Portfolio’s performance, may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Underlying Portfolio’s investment program in a manner that is in the best interests of the Underlying Portfolio and that is consistent with the Underlying Portfolio’s investment objective, policies and strategies.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities and other equity instruments.

In general, the performance of the New EQ/Aggressive Allocation Portfolio, New EQ/Moderate-Plus Allocation Portfolio and New EQ/Moderate Allocation Portfolio will be subject to the risks of investing in equity securities to a greater extent than that of the New EQ/Conservative Allocation Portfolio and New EQ/Conservative-Plus Allocation Portfolios. In general, the performance of the New Target Allocation Portfolios with later retirement dates, such as the New Target 2035 Allocation Portfolio, New Target 2045 Allocation Portfolio and New Target 2055 Allocation Portfolio, will be subject to the risks of investing in equity securities to a greater extent than that of the New Target Allocation Portfolios with earlier retirement dates.

The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/ or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Dividend Risk. Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Equity Risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed-income securities.

Exchange-Traded Funds Risk. A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Real Estate Investing Risk. Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Special Situations Risk. A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Unseasoned Companies Risk. Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in an Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the New EQ/Conservative Allocation Portfolio, New EQ/Conservative-Plus Allocation Portfolio and New EQ/Moderate Allocation Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than that of the New EQ/Aggressive Allocation Portfolio and New EQ/Moderate-Plus Allocation Portfolios. In general, the performance of the New Target Allocation Portfolios with earlier retirement dates, such as the New Target 2015 Allocation Portfolio and New Target 2025 Allocation Portfolio, will be subject to the risks of investing in fixed income securities to a greater extent than that of the New Target Allocation Portfolios with later retirement dates.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CLO also depend in part on the quality and type of the collateral and the class or “tranche” of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under a Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that a Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value, and the use of CLOs may result in losses to a Portfolio.

Credit Risk. A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/ or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed-income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Distressed Companies Risk. A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Government Securities Risk. Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that the Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of a Portfolio.

Inflation-Indexed Bonds Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk. Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Inverse Floaters Risk. Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

LIBOR Risk. Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Loan Risk. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Non-Investment Grade Securities Risk. Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investor Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Prepayment Risk and Extension Risk. Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Sovereign Debt Securities Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis which has led to defaults and the restructuring of certain indebtedness.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities or other foreign instruments.

The risks of investing in foreign securities and other foreign instruments may include:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Emerging Markets Risk — Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

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European Economic Risk — The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (the “UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

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Geographic Concentration Risk — A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

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International Fair Value Pricing Risk — A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

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Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

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Trade Suspensions Risk — Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Other Investment Risks

The following is a description of certain other investment risks.

Dollar Roll and Sale-Buyback Transactions Risk. Dollar roll and sale-buyback transactions may increase a Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Municipal Securities Risk. Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Privately Placed and Other Restricted Securities Risk. Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Structured Securities Risk. Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

APPENDIX C

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is additional information regarding certain of the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available by contacting your financial professional or by accessing the documents online or contacting the Underlying Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

www.equitable-funds.com

1290 Funds

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-888-310-0416

www.1290Funds.com

Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) may add new Underlying Portfolios or replace existing Underlying Portfolios without notice or shareholder approval. The Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits. The information below is derived from disclosures contained in each Underlying Portfolio’s Prospectus.

Equity

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LARGE CAP EQUITIES
EQ/Loomis Sayles Growth Portfolio	Seeks to achieve capital appreciation.	Under normal market conditions, the Portfolio will invest primarily in equity securities of large capitalization companies, but the Portfolio may invest in companies of any size. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange including American Depositary Receipts or European Depositary Receipts.

• Convertible Securities Risk

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Value Equity Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are high quality businesses that are undervalued by the market relative to what the Sub-Adviser believes to be their fair value and have a minimum market capitalization of $2 billion.

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

1290 VT Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large- capitalization companies. The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth and income.

• Dividend Risk

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

EQ/Capital Group Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Market Risk • Mid-Cap and Small-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Invesco Comstock Portfolio	Seeks to achieve capital growth and income.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Sub-Adviser emphasizes a value style of investing, seeking well-established, undervalued companies believed by the Sub- Adviser to possess the potential for capital growth and income.

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

EQ/JPMorgan Value Opportunities Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis.

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap Company Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Sector Risk

• Government Securities Risk

EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalizations larger than the median market cap of companies in the Russell 1000® Growth Index at the time of purchase. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

• Equity Risk

• Foreign Securities Risk

• Information Technology Sector Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Special Situations Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/ClearBridge Large Cap Growth Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”).

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

ATM Large Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large- capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Futures Contract Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Large Shareholder Risk

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/Large Cap Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Futures Contract Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Market Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth Managed Volatility Portfolio	Seeks to provide long-term capital growth with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Market Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/Large Cap Value Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index; and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Futures Contract Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Market Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/ClearBridge Select Equity Managed Volatility Portfolio	Seeks to achieve capital appreciation, which may occasionally be short- term, with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or financial instruments that derive their value from such securities). The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests primarily in publicly traded equity and equity- related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics that the Sub-Adviser believes have strong growth prospects and/or attractive valuations. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Credit Risk

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Interest Rate Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Non-Investment Grade Securities Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index (“Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Mid-Cap and Small-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each security represents in that index.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index (“Russell 1000 Growth”), including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth. The Portfolio seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in that index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Market Risk • Non-Diversification Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index (“Russell 1000 Value”), including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value. The Portfolio seeks to hold all securities in the Russell 1000 Value in the exact. weight each represents in the index, although in certain instances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies with market capitalization within the range of the Russell 3000® Growth Index at the time of investment. The Portfolio’s assets generally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

1290 VT Socially Responsible Portfolio	Seeks to achieve long-term capital appreciation.	The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2019, the Underlying Index consisted of 402 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange and the NASDAQ Stock Market. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria.

• ESG Considerations Risk

• Index Strategy Risk

• Equity Risk

• Investment Style Risk

• Large-Cap Company Risk

• Technology Sector

• Derivatives Risk

• Market Risk

• Mid-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Small-Cap Company Risk

C-8

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Rising Dividends Portfolio	Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of financially sound companies that have paid consistently rising dividends. The Portfolio invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.	• Dividend Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Market Risk • New Portfolio Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Fidelity InstitutionalAM Large Cap Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, large-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) at the time of investment.

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• New Portfolio Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

SMALL/MID CAP EQUITIES
EQ/Janus Enterprise Portfolio	Seeks to achieve capital growth.	Under normal market conditions, the Portfolio invests at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell MidCap® Growth Index.

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Market Risk

• Mid-Cap Company Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

C-9

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion of the Portfolio is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

• Cash Management Risk

• Convertible Securities Risk

• Energy Sector Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Liquidity Risk

• Market Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

• Small-Cap Company Risk

• Special Situations Risk

EQ/Morgan Stanley Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

• Convertible Securities Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large Shareholder Risk

• Market Risk

• Portfolio Management Risk

• Preferred Stock Risk

• Privately Placed and Other Restricted Securities Risk

• Sector Risk

• Securities Lending Risk

• Small-Cap Company Risk

C-10

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AB Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion is actively managed by a Sub-Adviser (“Active Allocated Portion”) and the other portion seeks to track the performance of a particular index or indices. The Active Allocated Portion invests primarily in U.S. common stocks and other equity type securities issued by small-capitalization companies that the Sub-Adviser believes to have favorable growth prospects.

• Equity Risk

• Index Strategy Risk

• Investment Style Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Small-Cap and Mid-Cap Company Risk

• Special Situations Risk

1290 VT GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment. The Portfolio also may invest in foreign securities. The Sub-Adviser utilizes a value-oriented investment style.	• Equity Risk • Foreign Securities Risk • Investment Style Risk • Market Risk • Mid-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk • Small-Cap Company Risk

C-11

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Mid Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Futures Contract Risk

• Index Strategy Risk

• Large Shareholder Risk

• Leveraging Risk

• Market Risk

• Mid-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

ATM Small Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small- capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Futures Contract Risk

• Index Strategy Risk

• Large Shareholder Risk

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Small-Cap Company Risk

• Volatility Management Risk

C-12

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Investment Style Risk

• Leveraging Risk

• Market Risk

• Mid-Cap Company Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-cap companies are companies with market capitalizations not exceeding either: 1) the highest market capitalization in the Russell 2000® Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Investment Style Risk

• Large Shareholder Risk

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Small-Cap Company Risk

• Volatility Management Risk

C-13

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the S&P MidCap 400 Index, although in certain instances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Market Risk • Mid-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk • Small-Cap Company Risk
EQ/American Century Mid Cap Value Portfolio	Seeks to achieve long-term capital growth. Income is a secondary objective.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium size companies (or financial instruments that derive their value from such securities). For purposes of this Portfolio, the Sub-Adviser considers medium size companies to include those companies whose market capitalizations at the time of purchase are within the capitalization range of the companies in the Russell 3000® Index, excluding the largest 100 such companies. The Sub-Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the companies in the Russell Midcap® Index.

• Mid-Cap Company Risk

• Investment Style Risk

• Sector Risk

• Equity Risk

• Foreign Securities Risk

• Initial Public Offering (“IPO”) Risk

• Market Risk

• New Portfolio Risk

• Portfolio Management Risk

• Securities Lending Risk

C-14

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Goldman Sachs Mid Cap Value Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, mid-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Russell Midcap® Value Index at the time of investment.

• Credit Risk

• Equity Risk

• Foreign Securities Risk

• Interest Rate Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• New Portfolio Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

EQ/MFS Mid Cap Focused Growth Portfolio	Seeks to provide growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies. For purposes of this Portfolio, mid- capitalization companies typically are companies with market capitalizations within the capitalization range of the companies in the Russell Midcap® Growth Index at the time of purchase.

• Mid-Cap Company Risk

• Focused Portfolio Risk

• Investment Style Risk

• Information Technology Sector Risk

• Equity Risk

• Foreign Securities Risk

• Liquidity Risk

• Market Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Real Estate Investing Risk

• Sector Risk

• Securities Lending Risk

1290 GAMCO Small/Mid Cap Value Fund	Seeks to maximize capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small and mid-capitalization companies. For the Fund, small capitalization companies generally are companies with a market capitalization less than $3 billion at the time of investment, and mid- capitalization companies generally are companies with a market capitalization between $3 billion and $12 billion at the time of investment. The Fund also may invest up to 20% of its net assets in foreign securities.

• Equity Risk

• Mid-Cap and Small-Cap Company Risk

• Investment Style Risk

• Sector Risk

• Foreign Securities Risk

• Large Shareholder Risk

• Market Risk

• Portfolio Management Risk

• Preferred Stock Risk

• Securities Lending Risk

C-15

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Micro Cap Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index at the time of purchase. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Small-Cap and Micro-Cap Company Risk

INTERNATIONAL/GLOBAL EQUITIES
EQ/Emerging Markets Equity PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”), and one portion seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

• Cash Management Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Securities Lending Risk

C-16

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Portfolio uses a strategy that is commonly referred to as an indexing strategy. With respect to investments in companies represented in the FTSE 100 Index, DJ EuroSTOXX 50 Index, and S&P/ASX 200 Index, the Sub-Adviser generally uses a replication technique, although a sampling approach may be used in certain circumstances. With respect to investments in companies represented in the TOPIX Index, the Sub-Adviser selects investments using a stratified sampling construction process in which the Sub-Adviser selects a sub-set of the companies represented in the index based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields.	• Equity Risk • Foreign Securities Risk • Geographic Concentration Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Large Shareholder Risk

• Liquidity Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

C-17

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of foreign companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Large Shareholder Risk

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/Global Equity Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated between two or more investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange- traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• ESG Considerations Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

C-18

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk- adjusted returns and managing volatility in the Portfolio.	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index; and one portion invests in exchange- traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of foreign currency transactions, exchange- traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Futures Contract Risk

• Geographic Concentration Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

EQ/International Value Managed Volatility Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index. The Active Allocated Portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $5 billion at the time of purchase. The Portfolio may limit its equity exposure when market volatility increases above specific thresholds, primarily through the use of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• ETFs Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Preferred Stock Risk

• Sector Risk

• Securities Lending Risk

• Short Position Risk

• Volatility Management Risk

C-19

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Lazard Emerging Markets Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose principal business activities are located in emerging market countries. The Portfolio invests primarily in common stocks of companies that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values. In addition to common stocks, such equity securities may include depositary receipts. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. For this Portfolio, emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

• Emerging Markers Risk

• Foreign Securities Risk

• Investment Style Risk

• Equity Risk

• Market Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• New Portfolio Risk

• Portfolio Management Risk

• Securities Lending Risk

EQ/Invesco Global Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including countries with developing or emerging markets. The Sub- Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth.

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

C-20

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Low Volatility Global Equity Portfolio	Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that are believed to have lower absolute volatility than the markets in which the ETF invests.

• Equity Risk

• Foreign Securities Risk

• Volatility Risk

• Risks Related to Investments in Underlying ETFs

• Mid-Cap, Small-Cap and Micro-Cap Company Risk

• Large-Cap Company Risk

• Large Shareholder Risk

• Market Risk

• Portfolio Management Risk

• Securities Lending Risk

1290 VT SmartBeta Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

• Quantitative Investing Risk

• Equity Risk

• Sector Risk

• Foreign Securities Risk

• Mid-Cap and Small-Cap Company Risk

• ESG Considerations Risk

• Investment Strategy Risk

• Large-Cap Company Risk.

• Large Shareholder Risk

• Market Risk

• Portfolio Management Risk

• Securities Lending Risk

1290 SmartBeta Equity Fund	Seeks to achieve long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Fund may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

• Quantitative Investing Risk

• Equity Risk

• Sector Risk

• Foreign Securities Risk

• Mid-Cap and Small-Cap Company Risk

• ESG Considerations Risk

• Investment Strategy Risk

• Large-Cap Company Risk.

• Large Shareholder Risk

• Market Risk

• Portfolio Management Risk

• Securities Lending Risk

C-21

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/MFS International Intrinsic Value Portfolio	Seeks to achieve capital appreciation.	The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer. An issuer will be considered to be an issuer of a foreign security if the issuer is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the United States.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• New Portfolio Risk

• Portfolio Management Risk

• Sector Risk

• Securities Lending Risk

EQ/Invesco International Growth Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Portfolio invests are common and preferred stock. Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. An issuer will be considered to be economically tied to a country outside of the U.S. if it is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the U.S. The Portfolio may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI All Country World ex-U.S. Growth Index. Emerging markets countries are those countries that are in the early stages of their industrial cycles.

• Cash Management Risk

• Derivatives Risk

• Equity Risk

• Foreign Securities Risk

• Investment Style Risk

• Large-Cap Company Risk

• Market Risk

• Mid-Cap Company Risk

• New Portfolio Risk

• Portfolio Management Risk

• Preferred Stock Risk

• Sector Risk

• Securities Lending

C-22

Fixed Income

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

HIGH YIELD BOND
1290 VT High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The Portfolio may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar- denominated securities of non-U.S. issuers. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and the other portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets.

• Credit Risk

• ETFs Risk

• Foreign Securities Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Loan Risk

• Market Risk

• Mid-Cap and Small-Cap Company Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Non-Investment Grade Securities Risk

• Portfolio Management Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Sector Risk

• Securities Lending Risk

• Zero Coupon and Pay-in-Kind Securities Risk

1290 High Yield Bond Fund	Seeks to maximize current income.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds.

• Non-Investment Grade Securities Risk

• Credit Risk

• Liquidity Risk

• Sector Risk

• Loan Risk

• Foreign Securities Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Large Shareholder Risk.

• Leveraging Risk

• Market Risk

• Portfolio Management Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

• Zero Coupon and Pay-in-Kind Securities Risk

C-23

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INVESTMENT GRADE BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest up to 20% of its assets in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets. The Portfolio may invest up to 30% of its assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes.

• Credit Risk

• Derivatives Risk

• ETFs Risk

• Foreign Securities Risk

• Government Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Large Shareholder Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests 99.5% or more of its total assets in: debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities; repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and cash. The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value per share price.

• Credit Risk

• Interest Rate Risk

• Government Securities Risk

• Liquidity Risk

• Market Risk

• Money Market Risk

• Net Asset Value Risk

• Portfolio Management Risk

• Repurchase Agreement Risk

• Risk Associated with Portfolio Holding Cash

C-24

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio may also invest up to 20% of its assets in ETFs that invest in securities included in the Intermediate Government Bond Index.

• Credit Risk

• ETFs Risk

• Index Strategy risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Government Securities Risk

• Market Risk

• Portfolio Management Risk

• Redemption Risk

• Securities Lending Risk

• Zero Coupon and Pay-in Kind Securities Risk

1290 VT DoubleLine Opportunistic Bond Portfolio	Seeks to maximize current income and total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity. The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

• Collateralized Debt

• Obligations Risk

• Credit Risk

• Distressed Companies Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Geographic Concentration Risk

• Government Securities Risk

• Interest Rate Risk

• Inverse Floaters Risk

• Investment Grade Securities Risk

• LIBOR Risk

• Liquidity Risk

• Loan Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Non-Investment Grade Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Risks of Investing in Other Investment Companies

• Sector Risk

• Securities Lending Risk

• Variable and Floating Rate Securities

C-25

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AB Short Duration Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio also may invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions.

• Credit Risk

• Derivatives Risk

• Foreign Securities Risk

• Futures Contract Risk

• Government Securities Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Portfolio Management Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

• Short Position Risk

• Zero Coupon and Pay-in-Kind Securities Risk

EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds that invest in securities included in the Intermediate Government/Credit Index.

• Credit Risk

• ETFs Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Liquidity Risk

• Market Risk

• Portfolio Management Risk

• Redemption Risk

• Securities Lending Risk

• Government Securities Risk

C-26

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Quality Bond PLUS Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance of a particular index.

• Credit Risk

• Derivatives Risk

• Foreign Securities Risk

• Government Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Multiple Sub-Adviser Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Privately Placed and Other Restricted Securities Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

• Zero Coupon and Pay-in-Kind Securities Risk

C-27

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Plus Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. In addition, the Portfolio’s assets are allocated among three investment sub-advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy.

• Interest Rate Risk

• Credit Risk

• Foreign Securities Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Non-Investment Grade Securities Risk

• Cash Management Risk

• Collateralized Loan

• Obligations Risk

• Convertible Securities Risk

• Derivatives Risk

• Dollar Roll and Sale Buyback Transactions Risk

• Futures Contract Risk

• Government Securities Risk

• Hedging Risk

• Inflation-Indexed Bonds Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Loan Risk

• Market Risk

• Multiple Sub-Adviser Risk

• Newly Restructured Portfolio Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Preferred Stock Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Sector Risk

• Variable and Floating Rate Securities Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

• Zero Coupon and Pay-In-Kind Securities Risk

C-28

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” The Portfolio invests primarily in U.S. government and corporate debt securities. The Portfolio’s assets generally are allocated by the Adviser among four or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of a particular index and the other portions of the Portfolio are actively managed. The Portfolio may invest up to 20% of its net assets in non- investment grade securities (commonly known as “junk bonds”). The Portfolio also may invest in derivatives, which will consist primarily of forward contracts, exchange- traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives.

• Cash Management Risk

• Collateralized Debt

• Obligations Risk

• Credit Risk

• Derivatives Risk

• Dollar Roll and Sale Buyback Transactions Risk

• Foreign Securities Risk

• Futures Contract Risk

• Government Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Large Shareholder Risk

• Leveraging Risk

• LIBOR Risk

• Liquidity Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Multiple Sub-Adviser Risk

• Non-Investment Grade

• Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Securities Lending Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

• Zero Coupon and Pay-in-Kind Securities Risk

C-29

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Real Return Portfolio	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than one year remaining to maturity, which means the Portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

• Interest Rate Risk

• Credit Risk

• Derivatives Risk

• Inflation-Indexed Bonds Risk

• Mortgage-Related and Other Asset-Backed Securities

• Government Securities Risk

• Short Position Risk

• Cash Management Risk

• Dollar Roll and Sale-Buyback Transactions.

• Equity Risk

• Foreign Securities Risk

• Investment Grade Securities Risk

• Leveraging Risk

• LIBOR Risk

• Liquidity Risk

• Market Risk

• New Portfolio Risk

• Non-Investment Grade Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Preferred Stock

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

• Sovereign Debt Securities Risk

• Variable and Floating Rate Securities Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

C-30

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Strategic Income Portfolio	Seeks a high level of current income. A secondary goal is long-term capital appreciation.	Under normal market conditions, the Portfolio invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, inflation-indexed securities, convertible securities and municipal securities. The Portfolio may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as “junk bonds”). The below-investment grade debt securities in which the Portfolio invests are generally rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by Standard & Poor’s Global Ratings (“S&P”) or are unrated securities the Adviser or the Sub-Adviser determines are of comparable quality.

• Credit Risk

• Loan Risk

• Derivatives Risk

• Dollar Roll and Sale-Buyback Transactions Risk

• Non-Investment Grade Securities Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Foreign Securities Risk

• Investment Grade Securities Risk

• Cash Management Risk

• Collateralized Debt

• Obligations Risk

• Convertible Securities Risk

• Government Securities Risk

• Inflation-Indexed Bonds Risk

• Interest Rate Risk

• Leveraging Risk

• LIBOR Risk

• Liquidity Risk

• Market Risk

• New Portfolio Risk

• Portfolio Management Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Risks of Investing in Other Investment Companies

• Sovereign Debt Securities Risk

• Securities Lending Risk

• Variable and Floating Rate Securities Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

C-31

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 Diversified Bond Fund	Seeks to maximize total return consisting of income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

• Credit Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Non-Investment Grade Securities Risk

• Derivatives Risk

• Leveraging Risk

• Foreign Securities Risk

• Hedging Risk

• Cash Management Risk

• Collateralized Loan

• Obligations Risk

• Dollar Roll and Sale-Buyback Transactions Risk

• Futures Contract Risk

• Government Securities Risk

• Inflation-Indexed Bonds Risk

• Large Shareholder Risk

• Liquidity Risk

• Loan Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Sector Risk

• Securities Lending Risk

• Variable and Floating Rate Securities

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

• Zero Coupon and Pay-in-Kind Securities Risk

C-32

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Global Real Return	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

• Cash Management Risk

• Credit Risk

• Derivatives Risk

• Dollar Roll and Sale-Buyback Transactions

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Government Securities Risk

• Inflation-Indexed Bonds Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Non-Investment Grade Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Preferred Stock Risk

• Prepayment Risk and

• Extension Risk

• Redemption Risk

• Securities Lending Risk

• Short Position Risk

• Sovereign Debt Securities Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

C-33

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. or equivalently rated by Standard & Poor’s Global Ratings or Fitch Ratings Ltd., or, if unrated, determined by the Sub- Adviser to be of comparable quality. The average portfolio duration will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year, as calculated by the Sub- Adviser.

• Credit Risk

• Derivatives Risk

• Dollar Roll and Sale-Buyback Transactions Risk

• Government Securities Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Large Shareholder Risk

• Leveraging Risk

• LIBOR Risk

• Liquidity Risk

• Loan Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Prepayment Risk and

• Extension Risk

• Privately Placed and Other Restricted Securities Risk

• Redemption Risk

• Sector Risk

• Securities Lending Risk

• Variable and Floating Rate Securities Risk

C-34

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Total Return Portfolio	Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities, also known as “junk bonds,” as rated by Moody’s Investors Service, Inc., Standard & Poor’s Global Rating or Fitch, Inc., or, if unrated, as determined by the Adviser or the Sub-Adviser. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

• Interest Rate Risk

• Credit Risk

• Derivatives Risk

• Non-Investment Grade Securities Risk

• Investment Grade Securities Risk

• Foreign Securities Risk

• Emerging Markets Risk

• Sovereign Debt Securities Risk

• Short Position Risk

• Cash Management Risk

• Convertible Securities Risk

• Dollar Roll and Sale-Buyback Transactions Risk

• Equity Risk

• Leveraging Risk

• LIBOR Risk

• Liquidity Risk

• Market Risk

• Mortgage-Related and Other Asset-Backed Securities Risk

• New Portfolio Risk

• Portfolio Management Risk

• Portfolio Turnover Risk

• Preferred Stock Risk

• Prepayment Risk and Extension Risk

• Redemption Risk

• Securities Lending Risk

• When-Issued and Delayed Delivery Securities and Forward Commitments Risk

• Variable and Floating Rate Securities Risk

C-35

APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 2020, to the VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, Class B, or Class K shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

EQ/Aggressive Allocation Portfolio — Class K

GUY COBY, DMD 416 W BROAD ST QUAKERTOWN, PA 18951-123	7.16%	7.16%

W L PARKER DDS PROF CORP 2808 9 1/2 ST EAST MOLINE, IL 61244-323	5.98%	5.98%

EQ/Conservative Allocation Portfolio — Class A

MAPLE RIDGE PARTICIPATION CORPORATION P O BOX 400 CLARKSDALE, MS 38614	12.44%	12.44%

EQ/Conservative Allocation Portfolio — Class K

ASSOC. ORTHODONTISTS OF WAUSAU 5305 RIB MOUNTAIN DR WAUSAU, WI 54401-756	18.24%	18.24%

TUSCULUM DENTAL CARE, PLLC 95 MEADOW WOOD GREENEVILLE, TN 37745-702	8.94%	8.94%

GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162-361	7.84%	7.84%

F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS, NY 10603-482	5.69%	5.69%

JEFFREY L. BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528-967	5.61%	5.61%

LAKEWOOD FAMILY DENTISTRY P.C. 7700 W 14TH AVE LAKEWOOD, CO 80214-411	5.25%	5.25%

D-1

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

EQ/Conservative-Plus Allocation Portfolio — Class A

ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	6.37%	6.37%

ALAN LOVELACE 151 DARTMOOR LANE SPRING, TX 77382	6.13%	6.13%

Target 2015 Allocation Portfolio — Class B

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	9.25%	9.25%

ASPLUNDH TREE EXPERT CO NQ DEF COMP ATTN: JOSEPH DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	5.33%	5.33%

Target 2015 Allocation Portfolio — Class K

EDWARD A. BARTOLETTI DMD 215 HICKORY ST ANACONDA, MT 59711-221	7.53%	7.53%

JAMES H. PRIEST, DDS, LTD 420 HAMILTON BLVD SOUTH BOSTON, VA 24592-520	7.18%	7.18%

CONTEMPORARY DENTAL ARTS, P.C. 75 TALCOTT RD STE 60 WILLISTON, VT 05495-812	5.44%	5.44%

Target 2025 Allocation Portfolio — Class B

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	9.58%	9.58%

Target 2025 Allocation Portfolio — Class K

THOMAS R. BOYD DDS, PC 1424 W GLEN AVE STE A PEORIA, IL 61614-479	5.37%	5.37%

D-2

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Target 2035 Allocation Portfolio — Class B

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	7.74%	7.74%

Target 2045 Allocation Portfolio — Class B

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	8.55%	8.55%

Target 2045 Allocation Portfolio — Class K

ASSOCIATES IN PEDIATRIC DENTISTR 7830 ROCKVILLE RD INDIANAPOLIS , IN 46214-312	10.07%	10.07%

FILIPE S LIMA DDS 1600 COLORADO AVE, STE 1 TURLOCK , CA 95382-271	6.02%	6.02%

Target 2055 Allocation Portfolio — Class B

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	12.42%	12.42%

Target 2055 Allocation Portfolio—Class K

ROBERT K. GABRIELLE, JR., DMD PC PO BOX 378 472 KINGS HWY VLY COTTAGE, NY 10989-037	26.28%	26.28%

BARRETT & ROSS PROF SERVICES PLL PO BOX 387 201 E MAIN STREET EVERSON, WA 98247-038	21.08%	21.08%

CINDY J KNOTTS DDS PLC PO BOX 2732 WINCHESTER, VA 22604-193	5.06%	5.06%

D-3

EQ ADVISORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

March [    ], 2021

Class IA, Class IB and Class K Shares

EQ/Conservative Allocation Portfolio+

EQ/Conservative-Plus Allocation Portfolio+

EQ/Moderate Allocation Portfolio+

EQ/Moderate-Plus Allocation Portfolio+

EQ/Aggressive Allocation Portfolio+

Target 2015 Allocation Portfolio++

Target 2025 Allocation Portfolio++

Target 2035 Allocation Portfolio++

Target 2045 Allocation Portfolio++

Target 2055 Allocation Portfolio++

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Combined Prospectus and Information Statement dated March [    ] , 2021 (the “Prospectus”), which may be obtained, without charge, by calling Equitable Financial Life Insurance Company (“Equitable Financial”) toll free at 1-877-222-2144 or writing to EQ Advisors Trust (“Trust”) at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

On or about April 30, 2021, each portfolio of the Trust listed above (each, a “Portfolio” and together, the “Portfolios”) will become the successor, through a tax-free reorganization, to an identically named portfolio that is currently organized as a series of EQ Premier VIP Trust and that has substantially identical investment objectives, policies and strategies as the Portfolio. (These series of EQ Premier VIP Trust are referred to herein as the “predecessor series”.) The historical information presented in this SAI for the Class IA, Class IB and Class K shares, as applicable, of each Portfolio corresponds to the historical information for the Class A, Class B and Class K shares, as applicable, of its predecessor series.

The audited financial statements for the year ended December  31, 2019, including the financial highlights, for the predecessor series appearing in EQ Premier VIP Trust’s Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) on March 3, 2020 (File No. 811-10509), and the unaudited financial statements for the six-month period ended June  30, 2020, including the financial highlights, for the predecessor series appearing in EQ Premier VIP Trust’s Semi-Annual Report to Shareholders, filed electronically with the SEC on August 27, 2020 (File No. 811-10509), are incorporated by reference and made a part of this document. Each report is available without charge upon request by calling toll-free 1-877-222-2144.

+	The Trust offers Class IA, Class IB and Class K shares of this Portfolio.
++	The Trust offers only Class IB and Class K shares of this Portfolio.

(97133)

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

Equitable Investment Management Group, LLC (the “Adviser” or “EIM”) serves as the investment adviser for the Trust.

The Trust currently offers one hundred and fourteen (114) portfolios, fifty-six (56) of which are authorized to issue Class IA, Class IB and Class K shares, fifty-four (54) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios or classes. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes. This SAI contains information with respect to shares of the ten (10) Portfolios listed below.

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

EQ/Aggressive Allocation Portfolio

(collectively, the “EQ Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be

3

issued by Equitable Financial or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans (“Retirement Plans”) and other series of the Trust. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder, described in the section of this SAI entitled “Taxation.” Class K shares of the Portfolios are sold only to other portfolios of the Trust and certain group annuity and Retirement Plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to the 401(k) plan sponsored by Equitable Financial (the “Equitable Plan”) or other Retirement Plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other Retirement Plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other Retirement Plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other Retirement Plans and will take whatever remedial action may be necessary.

Each Portfolio is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

Each Portfolio will not:

(1) issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2) borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

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(3) engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4) concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5) purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6) purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7) make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Portfolios’ Fundamental Restrictions

Each Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s fundamental restrictions could change in the future.

The following notations are not considered to be part of a Portfolio’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing    (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a portfolio, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Portfolio’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

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Underwriting    (notations regarding the fundamental restriction set forth in (3) above)

A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolios to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolios from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration    (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolios’ shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities    (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. A Portfolio will not qualify as a “regulated investment company” under Section 851(a) of the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans    (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’

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acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolios have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

A Portfolio will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

A Portfolio will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations.

If shares of a Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

INVESTMENT STRATEGIES AND RISKS

Each EQ Allocation Portfolio and each Target Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in securities of other investment companies (“Underlying Portfolios”) managed by the Adviser. In addition to bearing directly the fees associated with an EQ Allocation Portfolio or a Target Allocation Portfolio, an investor in one of these Portfolios will bear indirectly the fees of the Underlying Portfolios in which the EQ Allocation Portfolio or Target Allocation Portfolio invests. In addition, the performance of each EQ Allocation Portfolio and Target Allocation Portfolio is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying Portfolios. Accordingly, each EQ Allocation Portfolio’s and Target Allocation Portfolio’s investment performance will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying Portfolios, in direct proportion to the amount of assets each EQ Allocation Portfolio and Target Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

A summary of the investment objectives, strategies and risks of the Underlying Portfolios in which the EQ Allocation Portfolios and Target Allocation Portfolios may invest is included in the Prospectus for the Trust dated March [__], 2021. A description of typical investment strategies or instruments that may apply to the Underlying Portfolios is included in the section below. (Unless otherwise noted, references to “a portfolio” or “portfolios” in the section below may refer to the Underlying Portfolios.) For additional information about Underlying Portfolios that are series of the Trust, please see the prospectuses and statement of additional

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information of the Trust dated May 1, 2020, as may be supplemented from time to time. For additional information about Underlying Portfolios that are series of 1290 Funds, please see the prospectus and statement of additional information of 1290 Funds (1940 Act File No. 811-22959) dated March 1, 2021, as may be supplemented from time to time.

The EQ Allocation Portfolios and Target Allocation Portfolios may have exposure to the investment strategies, instruments or practices, and their associated risks, described below either directly or indirectly through an underlying investment.

Asset-Backed Securities.    Certain of the portfolios may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

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Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, a portfolio’s manager or sub-adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns.

Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by a portfolio’s management, the portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For a portfolio with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a portfolio’s investment in that issuer.

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Collateralized Debt Obligations.    Certain of the portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; but an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and a portfolio’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) a portfolio may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    Certain of the portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price

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or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the manager, or each sub-adviser, as applicable, will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

Contingent Convertible Securities.    Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a portfolio to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a

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trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a portfolio may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a portfolio will receive return of principal on CoCos.

Credit and Liquidity Enhancements.    Certain of the portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, a portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a portfolio’s adviser, sub-adviser(s), third-party service providers or counterparties. A portfolio attempts to mitigate such risks; however, it is not possible to identify all of the risks that may affect a portfolio.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a portfolio’s adviser, sub-adviser(s) and other service providers (including, but not limited to, portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which a portfolio invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a portfolio’s ability to calculate its net asset value, impediments to trading, the inability of portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a portfolio has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, a portfolio cannot control the cybersecurity plans and systems put in place by service providers to the portfolio and issuers in which the portfolio invests. In certain situations, a portfolio, the manager, a sub-adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident,

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which may prevent the portfolio from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. A portfolio and its shareholders could be negatively impacted as a result.

Depositary Receipts.    Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a portfolio’s investment policies, its investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Certain portfolios may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a portfolio may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

For purposes of its investment policies and restrictions, a portfolio may value Derivative Instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Although many of the implementing regulations mandated by the Dodd-Frank Act have been finalized, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls, and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The CFTC also has provided regulatory relief so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if a portfolio employs multiple account managers to trade its portfolio.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). In late 2019, the SEC proposed a new rule governing portfolios’ use of derivatives requiring, among other things, that a portfolio entering into derivatives transactions comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the portfolio’s derivatives usage is maintained at limited levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a portfolio’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. To qualify for an exclusion under CFTC Regulation 4.5, if a portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a portfolio must satisfy a marketing test, which requires, among other things, that a portfolio not hold itself out as a vehicle for trading commodity interests.

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The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect portfolio returns. The Adviser serves as CPO for certain of the Underlying Portfolios that are series of EQ Advisors Trust and claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Portfolios as described in the Prospectus. With respect to those portfolios for which the Adviser claims an exclusion, it intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each portfolio. Complying with the trading limitations may restrict the Adviser’s ability to use Derivative Instruments as part of these portfolios’ investment strategies. Although the Adviser expects to be able to execute each of these portfolio’s investment strategies within the limitations, a portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain Derivative Instruments, may make the use of Derivative Instruments more costly, and may otherwise adversely impact the performance and value of Derivative Instruments.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security also may be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government

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agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in event-linked bonds that meet the credit quality requirements for the portfolio.

Floaters and Inverse Floaters.    Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a portfolio with a certain degree of protection against rises in interest rates, but a portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the portfolios may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”) or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    A portfolio may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

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Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when a portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s manager or sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the manager or sub-adviser to a portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. For example, a portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio

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security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a portfolio into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions and all foreign exchange forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor

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is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps” below.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Certain of the portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on the records of the manager, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” only if the portfolio segregates, either on the records of the manager, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    Certain of the portfolios may engage in OTC options on foreign currency transactions. A manager or sub-adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. Certain of the portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange-traded transactions are unavailable and when, in the manager’s or sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

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Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    Certain of the portfolios may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this SAI.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of

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payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the portfolio’s net asset value is determined. If such arbitrage attempts are successful, a portfolio’s net asset value might be diluted. A portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a portfolio’s investment strategy (e.g., reducing the volatility of a portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and

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declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) less developed securities markets with low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the

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holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (the “EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, impairing the ability of a portfolio to buy, sell, receive or deliver those securities. In such circumstances, a portfolio may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of portfolio assets could result in a portfolio receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a portfolio’s performance may be adversely affected.

Some Eastern Europe countries may have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

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Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.

Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand, that had been exacerbated following the 2008 global financial crisis. Over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”), which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

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The European financial markets continue to experience volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which may not produce the desired results and could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit”. Following a transition period, the UK’s post-Brexit trade agreement with the EU passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result of the political divisions within the UK and between the UK and the EU, and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly adversely impacted, which may result in increased volatility and illiquidity and potentially lower economic growth in markets in the UK, Europe and globally. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known.

Additional EU members could decide to abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a portfolio.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

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Political Instability.    Certain Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a portfolio invests and, therefore, the value of portfolio shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the implications of the recently negotiated United States-Mexico-Canada Agreement, the successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of mild recovery, such recovery, if sustained, may remain gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may

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result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The region is still experiencing the effects of the 2008 global financial crisis, which significantly lowered the region’s exports and foreign investments. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region are showing signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a portfolio’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

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Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a portfolio.

Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China

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has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a portfolio invests in A-Shares directly, a portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a portfolio’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is a very new development and therefore subject to uncertainties as to whether and how it will be implemented in practice.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain portfolios may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment

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quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a portfolio from investing in A-shares on a timely basis, which could affect a portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Certain of the portfolios may invest in forward commitments, including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A portfolio is required to designate the segregation, either on the records of the manager or sub-adviser or with the portfolio’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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A portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust a portfolio’s overall exposure, and to enhance the portfolio’s return. Purchases made in an effort to enhance a portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Hybrid Instruments.    Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

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Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a portfolio’s share price and income level.

Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States; the SEC, which regulates the offer and sale of securities by and to persons in the United States; or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    The inability of a portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the manager or sub-adviser determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a portfolio may be subject to legal restrictions, which could be costly to the portfolio.

A portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a portfolio qualify under Rule 144A and an institutional market

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develops for those securities, the portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a portfolio’s illiquidity. A portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Shares of Underlying Portfolios purchased or otherwise acquired by any Portfolio of the Trust in reliance on Section 12(d)(1)(F) of the 1940 Act (“Section 12(d)(1)(F) Investments”) are “redeemable securities” (as defined in the 1940 Act) and generally will be presumed to be liquid. Section 12(d)(1)(F), however, generally provides that such an Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days. In circumstances where a portfolio of the Trust holds more than 1% of such an Underlying Portfolio’s total outstanding securities, the Adviser will treat such securities as liquid unless the Adviser knows, or has reason to know, that they are not liquid. Under certain circumstances, the Adviser will confirm the liquidity of the Trust portfolio’s relevant Section 12(d)(1)(F) Investments, taking into consideration the various characteristics of the Underlying Portfolio. Once the liquidity of a Trust portfolio’s investment in the shares of an Underlying Portfolio is confirmed, the Adviser will continue to monitor the liquidity of the investment. If, as a result of changed conditions, it is determined that the Trust portfolio’s investment in shares of an Underlying Portfolio is no longer liquid, the Trust portfolio’s holdings of illiquid securities will be reviewed and the Adviser, in consultation with the Board if necessary, will determine if any steps are required to assure that the percentage limitation on the Trust portfolio’s investments in illiquid securities continues to be satisfied.

Inflation-Indexed Securities.    Certain portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a portfolio holds an inflation-indexed security, the portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly,

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inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, a portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirement.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless its manager determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for that portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    Certain portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. Each Underlying Portfolio that is a series of EQ Advisors Trust or 1290 Funds has adopted a policy stating that it will not invest in the shares of another investment company in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act in reliance on Sections 12(d)(1)(F) or (G).

Each EQ Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Trust Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Trust Portfolio to higher volatility in the market value of such securities and the possibility that the Trust Portfolio’s long-term returns on such securities will be diminished.

Exchange-Traded Funds (“ETFs”).    Certain portfolios may invest in ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A portfolio could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as a portfolio) to invest in their shares beyond the statutory limits on

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investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A portfolio may rely on these exemptive orders in investing in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the portfolio invests in addition to the portfolio’s direct fees and expenses.

Passive Foreign Investment Companies.    Certain portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the portfolio) bear similar expenses of such investment funds. PFICs in which a portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain adverse federal income tax consequences (see the section of this SAI entitled “Taxation”).

Investment Grade Securities.    Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the applicable manager or sub-adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by a portfolio’s manager or sub-adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the applicable manager or sub-adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the manager or sub-adviser, as applicable, to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment objective will be more dependent on a portfolio’s manager’s or sub-adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial

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price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a portfolio’s investment in such securities. If a portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio’s expenses can be spread and possibly reducing the portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for a portfolio’s manager or sub-adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of such portfolio’s board of trustees. It is the policy of a portfolio’s manager or sub-adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an

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issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio’s investment portfolio, resulting from market fluctuations or other changes in a portfolio’s total assets will not require a portfolio to dispose of an investment. A portfolio may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, a portfolio’s manager or sub-adviser, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the portfolios may invest in commodity-linked notes, which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    Certain of the portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark

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or strategy. A portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk. Many debt securities, Derivative Instruments and other financial instruments, including some portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans, Loan Participations, Assignments, and Other Direct Debt Instruments. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A portfolio may invest in secured and unsecured loans.

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A portfolio may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which the portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.

Participation Interests.    In purchasing a loan participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. A portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the portfolio; thus, a portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a portfolio would not likely have any rights against the borrower directly. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a portfolio generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a portfolio may be subject to delays, expenses and risks that are greater than those that exist when the portfolio is an original lender or assignee.

Assignments.    When a portfolio purchases a loan by assignment, the portfolio typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a portfolio typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Creditworthiness.    A portfolio’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the manager or sub-adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the manager, sub-adviser or the original lending institution. In selecting the loans and other direct indebtedness that a portfolio will purchase, the manager or sub-adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation

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agreement, a portfolio might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a portfolio may be treated as a general creditor of that lender. As a general creditor, a portfolio may not benefit from a right of set off that the lender has against the borrower. A portfolio acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.

Agents.    Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a portfolio normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a portfolio might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A portfolio may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral.    Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a portfolio invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a portfolio will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a portfolio will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a portfolio potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a portfolio will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity.    Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of portfolio shares, to meet the portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a portfolio to

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liquidate other securities to meet redemptions and may present a risk that the portfolio may incur losses in order to timely honor redemptions. To the extent that the manager or sub-adviser determines that any such investments are illiquid, they will be subject to a portfolio’s restrictions on investments in illiquid securities.

Prepayment Risk.    The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a portfolio derives interest income will be reduced. The effect of prepayments on a portfolio’s performance may be mitigated by the receipt of prepayment fees, and the portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Borrower Covenants.    Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a portfolio’s ability to reprice credit risk associated with the borrower and reduce a portfolio’s ability to restructure a problematic loan and mitigate potential loss. A portfolio may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a portfolio’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.

Available Information.    Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a portfolio) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a portfolio relies on the manager’s or sub-adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a portfolio

Fees and Expenses.    A portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a portfolio may incur expenses associated with researching and analyzing potential loan investments, including legal fees.

Leveraged Buy-Out Transactions.    Loans purchased by a portfolio may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged

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recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Obligations to Make Future Advances.    Certain of the loans and other direct indebtedness acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a portfolio to increase its investment in a company at a time when a portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Master Limited Partnerships.    Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed or Mortgage-Related Securities.    Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered

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savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future. In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options,

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ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Under the direction of the FHFA, Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative). Under the Single Security Initiative, Fannie Mae and Freddie Mac started issuing UMBS in June 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or a Freddie Mac CMO or held for investment. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the portfolio may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic

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conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. A portfolio may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

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Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a portfolio’s investment objectives and policies, the portfolio may invest in various tranches of CMO bonds, including support bonds.

Certain portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a portfolio or the manager or sub-adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Certain portfolios may enter into mortgage dollar rolls in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, a portfolio would benefit to the

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extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon a portfolio’s manager’s or sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a portfolio. A portfolio will maintain until the settlement date the segregation, either on the records of a portfolio’s manager or sub-adviser or with its custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    Certain of the portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon

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enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal securities.

Options and Futures Transactions.    Certain portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Such portfolios may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Futures Transactions.    Certain of the portfolios may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a portfolio to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a portfolio upon entering into a futures contract (and to maintain a portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of a portfolio’s manager or sub-adviser or with a portfolio’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

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An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a portfolio. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a portfolio will usually be liquidated in this manner, the portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Certain of the portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A portfolio will write only options on futures contracts that are “covered.” A portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the portfolio segregates, either on the records of its manager or sub-adviser or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the portfolio owns a security deliverable under the futures contract. A portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the portfolio owns, so long as the portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

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Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a portfolio writes options on futures contracts, the portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the portfolio. If the option is exercised, the portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    Certain portfolios may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) A portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a portfolio will give up the opportunity to profit from an increase in the market price of the underlying security

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above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a portfolio owns securities not subject to a call option, a portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

When a portfolio writes a call option, an amount equal to the premium received by the portfolio is included in the portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a portfolio enters into a closing purchase or sale transaction, the portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

A portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a portfolio. When an underlying security is sold from a portfolio’s securities portfolio, the portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of a portfolio’s manager, sub-adviser or its custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A portfolio may purchase put options on securities to increase a portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a portfolio will continue to receive interest or dividend income on the security. A portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a portfolio intends to purchase

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pending their ability to invest in an orderly manner in those securities. A portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract is LIBOR; Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a portfolio’s current or intended investments in fixed-income securities. For example, if a portfolio owned long-term bonds and interest rates were expected to increase, the portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the portfolio’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a portfolio’s total investment return or to protect a portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

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A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Securities Index Options.    Certain portfolios may write covered put and call options and purchase call and put options on securities indices for the purpose of increasing the portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a portfolio’s securities or securities it intends to purchase. A portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the portfolio’s manager or sub-adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the portfolio are based. A put option on a securities index written by a portfolio will be considered covered if, so long as it is obligated as the writer of the put, the portfolio segregates, either on the records of its manager, sub-adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.

Over-the-Counter Options.    Certain of the portfolios may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that a portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which a portfolio can repurchase the option at any time. A portfolio may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the portfolio would treat as illiquid only securities equal in amount to the

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formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the portfolio’s respective prospectus and statement of additional information. In instances involving the purchase of futures contracts or the writing of put options thereon by a portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of a portfolio’s manager, sub-adviser or with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a portfolio, the portfolio generally will seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, the portfolio may, but is not required to, own securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a portfolio is unable to effect a closing purchase transaction, the portfolio will not sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. A portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a portfolio and the determination of the net asset value of the portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a portfolio invests; (iv) a portfolio

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having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a portfolio (due to share purchases or redemptions, for example), potentially resulting in the portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A portfolio’s manager or its sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a portfolio for hedging purposes is also subject to the manager’s or a sub-adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the portfolio’s portfolio might decline. If this were to occur, a portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be

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possible to close a futures position at such time, and, in the event of adverse price movements, a portfolio would continue to be required to make daily cash payments of variation margin. If a portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a portfolio will depend on the ability of a portfolio’s manager or sub-adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory

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notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a portfolio’s investments are concentrated geographically, by property type or in certain other respects, the portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a portfolio’s investments.

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Real Estate Investment Trusts. (“REITs”).    REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in a portfolio, by investing in REITs indirectly through the portfolio, will bear not only its proportionate share of the expenses of the portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Recent Market Conditions.    An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further

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developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a portfolio invests, and on the overall performance of a portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which a portfolio invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a portfolio’s service providers to perform essential tasks. Such impacts could impair a portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a portfolio’s service providers, and negatively impact a portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries. The energy sector has experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period.

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Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a portfolio that uses the fund as an investment option for the portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of

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the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Repurchase Agreements.    A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in the portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a portfolio. During the term of a repurchase agreement, a portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Certain portfolios intend to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the portfolio’s manager or sub-adviser to present minimal credit risks. A portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the portfolio. A portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    A portfolio may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. A portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the

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term of the agreement, a portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a portfolio’s net asset value.

In “dollar roll” transactions, a portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a portfolio would forego principal and interest paid on such securities. A portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a portfolio’s repurchase of the underlying security. A portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the portfolio’s forward commitment to repurchase the subject security.

At the time a portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a portfolio may increase the portfolio’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a portfolio has sold but is obligated to repurchase. In addition, when a portfolio invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a portfolio might be unable or unwilling to deliver them when that portfolio seeks to repurchase, which may result in losses to the portfolio. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and a portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the portfolio.

A portfolio’s investment of the proceeds of reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the portfolio and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts.

A portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

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Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Sectors.    From time to time, based on market or economic conditions, a portfolio may have significant positions in one or more sectors of the market. To the extent a portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or subsectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A portfolio’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Communication Services Sector.    The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.

Consumer Discretionary Sector.    The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector.    The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector.    The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and energy companies in which certain portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect such portfolios.

The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of

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their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. The Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any such event could result in a material adverse impact to a portfolio’s holdings and the performance of a portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. Energy companies also may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity.

Financials Sector.    The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector.    The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector.    The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector.    The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector.    The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Sector.    The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

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Securities Lending.    A portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A portfolio has the right to terminate a loan at any time. If a portfolio terminates a loan, it will forgo any income on the loan after the termination. A portfolio does not have the right to vote on securities while they are on loan, but such portfolio’s manager or sub-adviser may attempt to terminate loans in time to vote those proxies the manager or sub-adviser has determined are material to the portfolio’s interests. A portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a portfolio a loan premium fee. Should the borrower of securities fail financially, a portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. A portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles. A portfolio may participate in securities lending programs operated by financial institutions that act as lending agents. A lending agent will receive a percentage of the total earnings of a portfolio derived from lending the portfolio’s securities.

Short Sales.    A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a portfolio. Until the security is replaced, a portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the sub-adviser (or by the portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. A portfolio will incur transaction costs in effecting short sales.

A portfolio generally will engage only in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. To the extent that a portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the manager or sub-adviser determines to be liquid in accordance with procedures established by a portfolio’s board of trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the portfolio replaces the borrowed security.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. A portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the

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amount of any loss increased, by the amount of the premium, dividends, interest or expenses a portfolio may be required to pay in connection with a short sale. There can be no assurance that a portfolio will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which a portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A portfolio may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    Certain portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Certain portfolios also may invest in the securities of micro-capitalization companies. Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a portfolio of portfolio securities to meet redemptions or otherwise may require the portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the investment manager’s judgment, such disposition is not desirable.

Structured Products.    Certain portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level

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of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a portfolio.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a portfolio would receive as an investor in the trust. A portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated.

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Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a portfolio to sell a structured note could expose the portfolio to losses and could make structured notes more difficult for the portfolio to value accurately.

Swaps.    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

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To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the manager or sub-adviser or with the applicable trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the manager or sub-adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A portfolio may enter into swap transactions in accordance with guidelines established by the board of trustees. Pursuant to these guidelines, a portfolio may only enter into swap transactions where the manager or sub-adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the manager or sub-adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearinghouse default, the risk of loss with respect to swaps is limited to the net amount of payments a portfolio is contractually obligated to make. If the other party to a swap defaults, a portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a portfolio’s investment policies and restrictions (as stated in a portfolio’s prospectus and this SAI), swap agreements generally are valued by the portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a portfolio’s manager or sub-adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including under final implementing regulations adopted under the Dodd-Frank Act, will adversely affect a portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments could also adversely affect a

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portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a portfolio to post margin on OTC swaps, and would eventually require posting of initial margin if the portfolio has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a portfolio’s swap investments, which could adversely affect portfolio investors.

A portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten

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years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the portfolio’s exposure (any accrued but unpaid net amounts owed by the portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” is intended to ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio may value the credit default swap at its notional amount in applying certain of the portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the portfolio’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

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By entering into a CFD, a portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a portfolio’s shares, may be reduced.

U.S. Government Securities.    U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a portfolio holds TIPS, the portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See the “Taxation” section of this SAI.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal

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and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.

Variable Rate Notes.    The commercial paper obligations that a portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. A portfolio has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment In-Kind Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a portfolio that invests in them is nonetheless required annually to accrue as interest income a portion

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of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, a portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of a portfolio’s manager or sub-adviser(s) or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors within and outside the control of a portfolio, the manager and the sub-adviser(s), including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the manager’s or a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s manager or sub-adviser will consider the economic effects of portfolio turnover but generally will not treat a portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the manager or sub-adviser believes investment considerations warrant such sale or purchase. In portfolios with more than one sub-adviser, decisions to buy and sell securities for the portfolio are made by a sub-adviser independently from other sub-advisers. Thus, one sub-adviser could decide to sell a security when another sub-adviser decides to purchase the same security, thereby increasing a portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the respective portfolio’s prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each series of the Trust. It is the policy of the Trust to protect the confidentiality of material, non-public information about a portfolio’s portfolio holdings and to prevent the selective disclosure of such information.

Each portfolio will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including (i) the annual and semi-annual reports to shareholders, which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders, (ii) monthly portfolio holdings reports on Form N-PORT, which are filed with the SEC within 60 days after the end of each fiscal quarter (a portfolio’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter) ; and (iii) for EQ/Money Market Portfolio, monthly schedules of portfolio holdings on Form N-MFP, which are filed with the SEC within five business days after month end. Reports on Forms N-CSR, N-PORT and N-MFP are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on the Trust’s website at www.equitable-funds.com.

The Trust generally makes publicly available on its website (www.equitable-funds.com) portfolio holdings information for the portfolios as follows:

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All portfolios: Each portfolio will disclose its top portfolio holdings (typically, the portfolio’s top fifteen (15) holdings) on a quarterly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

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Fund-of-funds portfolios: Each fund-of-funds portfolio that invests in affiliated funds will disclose the portfolio’s complete portfolio holdings information on a monthly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the portfolio holdings information as of the end of the month generally is not released until the 30th day following such month-end.

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EQ/Money Market Portfolio: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, the portfolio will disclose complete portfolio holdings information as of the last business day or subsequent calendar day of the preceding month. A copy of such information is also available upon request to the Trust.

The Trust, through the Adviser, may provide non-public portfolio holdings information to certain third parties prior to the release of such information to the public as described above. Subject to the limitations described in the Policy, the Trust may provide non-public portfolio holdings information upon request provided that such information is released with a 30-day lag time. In addition, the Adviser currently has ongoing arrangements with the Trust’s Administrator (which is also the Adviser), Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month end, with the exception of the Adviser, JPMorgan Chase Bank, N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Third parties receiving non-public portfolio holdings information, either by explicit agreement or by virtue of their respective duties to the Trust, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

Current non-public portfolio holdings information also may be provided as frequently as daily as part of the legitimate business purposes of each portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: Equitable Financial Life Insurance Company; the Adviser; sub-advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the transfer agent; counsel to the portfolios or the non-interested trustees of the Trust (K&L Gates LLP and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P., Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401(k) administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company, BlackRock, Inc.). The sub-advisers may contract with additional third parties to provide services to the Trust. The entities to which each portfolio voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to the portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

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In addition, as part of investment strategies for certain series of the Trust that utilize managed volatility strategies (including through investments in Underlying Portfolios managed by the Adviser) (the “Managed Volatility Portfolios”), the Trust has adopted strategies to seek to manage the volatility of returns for the Managed Volatility Portfolios while limiting the magnitude of potential portfolio losses (the “Volatility Management Strategies,” investments in furtherance of this strategy are referred to as “Volatility Management Investments”). In connection with the Volatility Management Strategy, the Adviser may at the request of an insurance company that utilizes a Managed Volatility Portfolio as an investment option for its variable annuity or variable life products (the “Insurance Companies”) provide certain analytical non-public information (but not actual portfolio holdings or specific trade information) regarding each Managed Volatility Portfolio’s Volatility Management Investments and other holdings to the Insurance Companies for use in managing their risk under certain guarantees provided under the variable contracts. This information may include information about aggregate long and short exposure and changes in aggregate exposure to types of securities or other instruments, which may be broken down by type of security (e.g., equities, debt, cash, etc.), sector, index (e.g., large-cap, mid-cap, small-cap or foreign securities), country, or other characteristics, and which reflect completed transactions in futures contracts or other derivatives that are part of the Volatility Management Investments. The information may be provided as frequently as reasonably requested by an Insurance Company, including on an intra-day basis, and there need not be any lag between the effective time of the analytical information and the disclosure to an Insurance Company. While information shall not be provided about specific holdings, trades or pending transactions, the Insurance Companies may be able to deduce information about prior trades from the analytical information that is provided. Under procedures approved by the Board, the analytical information shall be provided to the Insurance Companies solely for the limited purpose of helping the Insurance Companies in a hedging program they use for their own accounts to help manage their risks under the guarantees on the variable contracts, and only if each Insurance Company implements procedures that prohibit it and its employees, officers, agents and affiliates who receive such information from disclosing it or using it in any unauthorized fashion, including for personal trading or benefit. The procedures allow the analytical information to be provided under circumstances that are designed to ensure there is no harm to the Managed Volatility Portfolios or other portfolios, but there is a risk that the Insurance Companies’ hedging programs may adversely affect securities prices and the performance of the Managed Volatility Portfolio or other portfolios. The release of exposure information described in this paragraph shall be subject to the Trust’s “Portfolio Information Disclosure Procedures” and shall not be governed by the Policy.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the Adviser’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by the Adviser’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of a Portfolio and its shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose non-public portfolio holdings to the media. The receipt of compensation by a Portfolio, the Adviser, a sub-adviser or an affiliate as consideration for disclosing a Portfolio’s non-public portfolio holdings information is not deemed a legitimate business purpose. In addition to obtaining approval of Legal and Compliance prior to providing non-public portfolio holdings information under this paragraph, Adviser personnel shall include Legal and Compliance on the communication on such information (e.g., by “cc” on an email).

The Adviser is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of the Adviser’s Legal and Compliance Group, which approval is subject to the conditions described above.

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The Adviser’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board has approved the Policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to the Policy. The Board oversees implementation of the Policy and receives from the Trust’s Chief Compliance Officer quarterly reports regarding any violations of the Policy or exceptions to the Policy that were granted by the Adviser’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include the Trust and 1290 Funds. All of the Trustees of the Trust are also Trustees of 1290 Funds.

All of the Trustees of the Trust also served as Trustees of the EQ Premier VIP Trust. In December 2020, the Boards of Trustees of the Trust and the EQ Premier VIP Trust approved a series of reorganizations under which the portfolios that comprise the EQ Premier VIP Trust will be reorganized into newly-created identical portfolios of the Trust. These transactions, which are anticipated to be effected in April 2021, are intended to combine all of the portfolios that are advised by EIM and offered through variable annuity contracts and variable life insurance policies into a single, larger trust (i.e., the Trust), which is expected to eliminate redundancies associated with maintaining two separate trusts for these portfolios.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, Equitable Financial.	129	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From April 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	129	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 2016 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	129	From 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); from 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, University of Texas; appointed Department of Accounting Chair effective September 2018.	129	From 2016 to present, Independent Director, New York Mortgage Trust, a real estate investment trust.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	129	From 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds; from 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; and from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	129	None.
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	129	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; and from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	129	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	129	From 2012 to present, Trustee, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone Floating Rate Enhanced Income Fund.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2019 to present, Senior Economist - Haver Analytics; from 2018 to 2019 and in 2016, Senior Economic Advisor - Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	129	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	129	None.

*	Affiliated with the Adviser and/or the Distributor.
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

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†

The registered investment companies in the fund complex include the Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for the Trust, and Mr. Joenk serves as Trustee and Chief Executive Officer for 1290 Funds. Mr. Schpero serves as Chairman of the Board for each such registered investment company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of the Trust’s portfolios’ shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including the other registered investment company in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Barnard had served as a consultant to the Boards of Trustees of the Trust and the other registered investment company in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Clement had served as a consultant to the Boards of Trustees of the Trust and the other registered investment company in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex.

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Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Reeg had served as a consultant to the Boards of Trustees of the Trust and the other registered investment company in the fund complex since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Stephansen had served as a consultant to the Boards of Trustees of the Trust and the other registered investment company in the fund complex since September 1, 2018.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and the other registered investment company in the fund complex.

In addition, prior to the reorganizations described above, under which the portfolios that comprise the EQ Premier VIP Trust will be reorganized into newly-created identical portfolios of the Trust, each of the Trustees of the Trust also had multiple years of service as a Trustee of the EQ Premier VIP Trust.

Board Structure. The Board currently is comprised of 11 Trustees, 10 of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its portfolios is the responsibility of the Adviser and the other service providers, including any sub-advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its portfolios,

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the Board, among other things, oversees risk management of each portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including any sub-advisers to the portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held five meetings during the fiscal year ended December 31, 2019. Ms. Williams serves as the Chair of the Audit Committee.

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The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee will not consider nominees as Trustees recommended by Contract owners. The Governance Committee held five meetings during the fiscal year ended December 31, 2019. Mr. McMeekin serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and (for sub-advised portfolios in the fund complex) the sub-advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with sub-advisers to the sub-advised portfolios in the fund complex during in-person presentations made throughout the year. The Investment Committee held five meetings during the fiscal year ended December 31, 2019. Messrs. Brock and Foley and Ms. Reeg serve as the co-Chairs of the Investment Committee.

Compensation of the Trustees

For services to the Trust, each Independent Trustee receives an annual retainer of $390,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $155,000; the Chairs of the Audit Committee and Governance Committee each receive an annual retainer of $35,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $35,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings.

Trustee Compensation

for the Year Ended December 31, 20191

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	$0	$0	$0	$0

Independent Trustees

Mark A. Barnard	$320,861	$0	$0	$377,000

Thomas W. Brock	$333,819	$0	$0	$392,000

Michael B. Clement	$320,861	$0	$0	$377,167

Donald E. Foley	$344,395	$0	$0	$404,500

Christopher P.A. Komisarjevsky	$350,807	$0	$0	$412,000

H. Thomas McMeekin	$344,395	$0	$0	$404,500

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Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Independent Trustees

Gloria D. Reeg	$320,861	$0	$0	$377,000

Gary S. Schpero	$440,655	$0	$0	$517,000

Kathleen Stephansen	$320,861	$0	$0	$377,167

Caroline L. Williams	$350,807	$0	$0	$412,000

[1]	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2019.
[2]	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as a Trustee of 145 series of three (3) trusts in the fund complex.

As of November 30, 2020, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, any sub-adviser of another affiliated portfolio, or the Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities as of December 31, 2019

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:*

Interested Trustee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio I E	E

Independent Trustees
Mark A. Barnard	None	C
Thomas W. Brock	None	C
Michael B. Clement	None	D**
Donald E. Foley	None	C
Christopher P. A. Komisarjevsky	None	D
H. Thomas McMeekin	None	C
Gloria D. Reeg	None	D
Gary S. Schpero	None	C
Kathleen Stephansen	None	C
Caroline L. Williams	None	C

*	This column reflects information regarding ownership of equity securities issued by portfolios in the Trust, EQ Premier VIP Trust and 1290 Funds.
**	As of December 31, 2020.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

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The Independent Trustees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial or other affiliated or unaffiliated insurance companies; to The Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the portfolios of the Trust indirectly through a Contract.

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM, and/or Equitable Distributors, LLC (“Equitable Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, Equitable Financial.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of Equitable Financial; Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of Equitable Financial.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of EIM; from February 2011 to present, member of the Board of Directors of EIM; from February 2003 to present, Lead Director of Equitable Financial.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of EIM; from May 2011 to June 2012, Senior Vice President of EIM; from September 2011 to present, Managing Director of Equitable Financial; from February 2001 to September 2011, Vice President of Equitable Financial.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of EIM; from May 2011 to June 2012, Vice President of EIM; from February 2007 to present, Lead Director of Equitable Financial.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of EIM; from May 2011 to present, Senior Vice President of EIM; from June 2007 to present, Lead Director of Equitable Financial.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of EIM; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of Equitable Financial.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of EIM; from June 2014 to March 2017, Vice President of EIM; from April 2017 to present, Lead Director and from October 2013 to March 2017, Senior Director of Equitable Financial; from October 2011 to October 2013, Assistant Vice President of Equitable Financial.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of Equitable Financial; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of EIM; from April 2014 to August 2016, Senior Vice President, Zealot Networks; from September 2008 to April 2012, Vice President of EIM.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of EIM.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of Equitable Financial; from August 2015 to November 2018, Lead Manager of Equitable Financial; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of Equitable Financial.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of EIM; from January 2019 to Present, Director, Risk Management, Equitable Financial; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of EIM; from September 2015 to present, Senior Director and Counsel of Equitable Financial; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of Equitable Financial; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of Equitable Financial; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of EIM and Senior Manager of Equitable Financial.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of Equitable Financial; from April 2015 to present, Vice President of EIM.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of Equitable Financial.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of Equitable Financial.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of Equitable Financial; and from March 2015 to present, Assistant Vice President and Assistant Secretary of EIM.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From March 2020 to present, Lead Manager/ Legal Assistant and from July 2013 to February 2020, Senior Manager/ Legal Assistant of Equitable Financial.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager — Legal Assistant of Equitable Financial; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors, from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager — Senior Legal Assistant of Equitable Financial; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

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*	The officers in the table above hold similar positions with 1290 Funds, the other registered investment company in the fund complex.
**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $75,000, of which the Trust paid $64,023.

As of November 30, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

Control Persons and Principal Holders of Securities

Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of November 30, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

See Appendix D to this SAI for a list of control persons and principal holders of securities of the predecessor series.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

EIM is a wholly owned subsidiary of Equitable Financial. Equitable Financial, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of EIM, Equitable Financial and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolios (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and such Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and its Portfolios. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory

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Agreement, the Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.

Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any sub-adviser, if hired, pursuant to a sub-advisory agreement with the Adviser.

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates. The Trust pays a portion of the CCO’s compensation that constitutes short-term incentive compensation or bonus, which is discretionary compensation in addition to and distinct from the CCO’s annual salary, expenses or fees.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.

The continuance of the Advisory Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in

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person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The Advisory Agreement with respect to each Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to the Portfolios (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Portfolio are limited to the extent described in the “The Adviser — Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser, including, without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class IA and Class IB shares of the Portfolios may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each predecessor series to the Adviser during the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, respectively. During the fiscal year ended December 31, 2017, the Adviser did not receive any reimbursement for the portfolios comprising the predecessor series’ Trust during that year. During the fiscal years ended December 31, 2018 and December 31, 2019, the Adviser received $131,494 and $45,360, respectively, in reimbursement for the portfolios comprising the predecessor series’ Trust during those years.

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FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver(s)
EQ/Aggressive Allocation Portfolio	$3,380,745	$—	$—	$3,380,745
EQ/Conservative Allocation Portfolio	$1,263,057	$742,021	$18,370	$502,666
EQ/Conservative-Plus Allocation Portfolio	$1,397,419	$26,668	$17,542	$1,353,209
EQ/Moderate Allocation Portfolio	$7,895,948	$—	$—	$7,895,948
EQ/Moderate-Plus Allocation Portfolio	$9,304,527	$—	$—	$9,304,527
Target 2015 Allocation Portfolio	$59,686	$74,592	$34,944	$—
Target 2025 Allocation Portfolio	$154,433	$34,118	$17,861	$102,454
Target 2035 Allocation Portfolio	$116,376	$32,508	$16,855	$67,013
Target 2045 Allocation Portfolio	$88,049	$42,811	$21,651	$23,587
Target 2055 Allocation Portfolio	$12,643	$76,653	$28,758	$—

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/Aggressive Allocation Portfolio	$3,370,401	$—	$—	$3,370,401
EQ/Conservative Allocation Portfolio	$1,126,688	$582,315	$—	$544,373
EQ/Conservative-Plus Allocation Portfolio	$1,443,915	$—	$—	$1,443,915
EQ/Moderate Allocation Portfolio	$7,224,297	$—	$—	$7,224,297
EQ/Moderate-Plus Allocation Portfolio	$8,663,183	$—	$—	$8,663,183
Target 2015 Allocation Portfolio	$53,766	$110,428	$—	$—
Target 2025 Allocation Portfolio	$169,741	$31,136	$—	$138,605
Target 2035 Allocation Portfolio	$134,552	$26,227	$—	$108,325
Target 2045 Allocation Portfolio	$103,510	$46,513	$—	$56,997
Target 2055 Allocation Portfolio	$20,315	$96,196	$—	$—

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Advisor After Fee Waiver
EQ/Aggressive Allocation Portfolio	$3,174,712	$—	$—	$3,174,712
EQ/Conservative Allocation Portfolio	$1,055,157	$369,200	$—	$685,957
EQ/Conservative-Plus Allocation Portfolio	$1,221,181	$—	$—	$1,221,181
EQ/Moderate Allocation Portfolio	$6,761,565	$—	$—	$6,761,565
EQ/Moderate-Plus Allocation Portfolio	$8,039,668	$—	$—	$8,039,668

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Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Advisor After Fee Waiver
Target 2015 Allocation Portfolio	$47,061	$118,456	$—	$—
Target 2025 Allocation Portfolio	$162,785	$20,657	$—	$142,128
Target 2035 Allocation Portfolio	$144,606	$2,658	$—	$141,948
Target 2045 Allocation Portfolio	$113,716	$26,774	$—	$86,942
Target 2055 Allocation Portfolio	$28,643	$83,164	$—	$—

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix B.

Personal Trading Policies.    The Trust, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Codes of Ethics of the Trust, the Adviser and the Distributor have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement, EIM (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For administrative services, in addition to the management fee, each EQ Allocation Portfolio and Target Allocation Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the immediately following paragraph); 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0775% thereafter.

For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated together and with the assets of the following portfolios of the Trust, which are also managed by EIM: EQ/Core Plus Bond Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility

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Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, and EQ/International Managed Volatility Portfolio (collectively, the “Aggregated Portfolios”).

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“Sub-administrator”) to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator. The Administrator pays the Sub-administrator a fee for these services.

For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, respectively, the predecessor series’ Trust, with respect to each predecessor series, paid the following fees to the Administrator for administrative services.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolios:	Administration Fee
EQ/Aggressive Allocation Portfolio	$4,754,460
EQ/Conservative Allocation Portfolio	$1,757,182
EQ/Conservative-Plus Allocation Portfolio	$1,943,856
EQ/Moderate Allocation Portfolio	$11,218,365
EQ/Moderate-Plus Allocation Portfolio	$13,257,267
Target 2015 Allocation Portfolio	$83,020
Target 2025 Allocation Portfolio	$214,730
Target 2035 Allocation Portfolio	$161,811
Target 2045 Allocation Portfolio	$122,420
Target 2055 Allocation Portfolio	$32,536

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolios:	Administration Fee
EQ/Aggressive Allocation Portfolio	$4,645,861
EQ/Conservative Allocation Portfolio	$1,502,690
EQ/Conservative-Plus Allocation Portfolio	$1,750,918
EQ/Moderate Allocation Portfolio	$10,263,407
EQ/Moderate-Plus Allocation Portfolio	$12,414,632
Target 2015 Allocation Portfolio	$71,846
Target 2025 Allocation Portfolio	$226,609
Target 2035 Allocation Portfolio	$179,398
Target 2045 Allocation Portfolio	$137,961
Target 2055 Allocation Portfolio	$32,501

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Administration Fee
EQ/Aggressive Allocation Portfolio	$4,027,920
EQ/Conservative Allocation Portfolio	$1,299,798
EQ/Conservative-Plus Allocation Portfolio	$1,504,299
EQ/Moderate Allocation Portfolio	$8,871,279
EQ/Moderate-Plus Allocation Portfolio	$10,633,121
Target 2015 Allocation Portfolio	$57,966
Target 2025 Allocation Portfolio	$200,492
Target 2035 Allocation Portfolio	$178,085
Target 2045 Allocation Portfolio	$140,042
Target 2055 Allocation Portfolio	$35,266

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The Distributor

The Trust has distribution agreements with Equitable Distributors (also referred to as the “Distributor”) by which Equitable Distributors serves as the Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. Equitable Distributors is an indirect wholly owned subsidiary of Equitable Financial and an affiliate of EIM and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class IA, Class IB and Class K shares, as applicable, of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually (i) by a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such agreements and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted Rule 12b-1 Distribution Plans in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of the Portfolio’s average daily net assets attributable to Class IA and Class IB shares, as applicable. There is no distribution plan with respect to Class K shares and the Portfolios pay no service or distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make the approval or continuance of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees, who have no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including the Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.

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The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for expenses incurred and services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class IA and Class IB shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the Portfolios, including the performance of the Portfolios; (v) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.

The Distributor does not receive any underwriting discounts or commissions, compensation on redemptions and repurchases, or brokerage commissions from the Trust.

Equitable Financial and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law.

Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreements that are entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreements, cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of the Portfolios at any time, without penalty, by vote of a majority of the outstanding Class IA or Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of the Class IA or Class IB shareholders of that Portfolio.

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The table below shows the amounts paid by the Class IA and Class IB shares of each predecessor series to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the fiscal year ended December 31, 2019. For this period, the Distributor’s actual expenditures exceeded the amounts received from the predecessor series.

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Class IA Fee Paid to Distributor	Class IB Fee Paid to Distributor	Total Distribution Fees
EQ/Aggressive Allocation Portfolio	$200,390	$7,895,393	$8,095,783
EQ/Conservative Allocation Portfolio	$48,516	$2,563,834	$2,612,350
EQ/Conservative-Plus Allocation Portfolio	$45,100	$2,936,717	$2,981,817
EQ/Moderate Allocation Portfolio	$4,809,997	$12,449,798	$17,259,795
EQ/Moderate-Plus Allocation Portfolio	$509,044	$20,901,421	$21,410,465
Target Allocation 2015 Portfolio	$—	$59,842	$59,842
Target Allocation 2025 Portfolio	$—	$279,877	$279,877
Target Allocation 2035 Portfolio	$—	$286,014	$286,014
Target Allocation 2045 Portfolio	$—	$248,504	$248,504
Target Allocation 2055 Portfolio	$—	$57,348	$57,348

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).

As described in the Prospectus and in more detail below, the Adviser and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolios and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolios, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolios, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in the Prospectus.

Subaccounting and Other Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required;

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(x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Marketing Support Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of Contract owners that allocate contract value indirectly to one or more Portfolios, plan participants or other investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.

Other Payments.    From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips.

Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Payment Amounts.    The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The Adviser or the Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.

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BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Adviser seeks to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of the ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a portfolio for a fixed-income security, the price paid by a portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Adviser, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser or its affiliates may choose to execute futures transactions electronically.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific

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transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Adviser’s expenses in managing the portfolios.

Securities or other investments held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser serves as an investment adviser, or held by the Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In general, the Adviser, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, each predecessor series paid no brokerage commissions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or sub-advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a portfolio that has multiple portions advised by different sub-advisers and/or the Adviser to engage in principal and brokerage transactions with a sub-adviser (or an affiliate of that sub-adviser) to another portion of the same portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a sub-adviser to a portfolio for which that sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates.

For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, none of the predecessor series paid amounts to affiliated broker-dealers of the Adviser or Distributor.

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Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2019, none of the predecessor series directed portfolio transactions to broker-dealers that also provided research services.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser as its investment manager. The Adviser is responsible for proxy voting for each Portfolio. The Adviser will vote a Portfolio’s shares in other investment companies managed by the Adviser (“Underlying Portfolios”) either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other security holders of the applicable Underlying Portfolio, whether or not the proposal presents an issue as to which the Adviser or its affiliates could be deemed to have a conflict of interest.

The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the Trust’s CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.

Information regarding how the predecessor series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the website www.equitable-funds.com (go to “EQ Premier VIP Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. See Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including Equitable Financial, Equitable Distributors, LLC, AXA S.A., Equitable Holdings, and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

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Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Portfolios select affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Portfolios. For example, the Adviser may, from time to time, recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Portfolio’s having a higher net management fee and/or administration fee payable to the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Portfolio after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that a Portfolio restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring may increase the size of a Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from a Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Any recommendation to the Trust’s Board of Trustees concerning a Portfolio combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Portfolio and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolios’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolios in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other

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business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolios.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios, and providing such services to the Portfolios may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other Portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser, could cause the Adviser to seek to dispose of, retain, or increase interests in investments held by a Portfolio, acquire certain positions on behalf of a Portfolio, or take other actions. The Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Portfolio. Such Affiliates can trade differently from the Portfolios potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Portfolio, until the information has been publicly disclosed or is no longer deemed material. (As discussed below, such an issuer could include an Underlying Portfolio.)

Certain Conflicts Related to the Funds of Funds Structure

In managing a Portfolio that invests in Underlying Portfolios (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among Underlying Portfolios because it (and in certain cases its Affiliates) earn fees for managing and administering the Underlying Portfolios. In addition, the Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because its profitability with respect to and/or the fees payable to it by some of the Underlying Portfolios are higher than its profitability with respect to and/or the fees payable by other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, certain of its Affiliates are responsible for sub-advising, the Underlying Portfolios.

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Because the Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select Underlying Portfolios for inclusion in a fund of funds, even though there may be other, unaffiliated investment companies that may be more appropriate for inclusion in the fund of funds or that have superior historical returns. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated sub-advisers to Underlying Portfolios, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Portfolios. The Adviser’s selection of Underlying Portfolios also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. In addition, the Adviser may have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Portfolio to protect the Underlying Portfolio from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio. The Adviser also may have an incentive not to invest a Portfolio’s assets in certain Underlying Portfolios, even when the portfolio managers believe that doing so may be in the best interests of the Portfolio, to reserve potential limited capacity for other preferred investors.

In the ordinary course of business, the Adviser and/or its Affiliates may from time to time provide seed money to an Underlying Portfolio that is newly-formed or has a relatively small asset level to facilitate investment operations and/or maintain a competitive expense ratio. The Adviser could have an incentive to allocate a Portfolio’s assets to an Underlying Portfolio to which the Adviser and/or its Affiliates have provided seed money to help increase the Underlying Portfolio’s asset level. The Adviser also could have an incentive to allocate a Portfolio’s assets to an Underlying Portfolio to reduce or eliminate the need for the Adviser and/or its Affiliates to provide seed money or reduce the length of time such seed money is needed. Redeeming seed money from an Underlying Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits.

The portfolio managers of a Portfolio that invests in Underlying Portfolios may have access to the holdings of, and may acquire non-public information (e.g., strategy changes, sub-adviser changes, or significant or anticipated redemptions) regarding, the Underlying Portfolios in connection with their official duties, including in connection with serving as portfolio managers of one or more Underlying Portfolios. The portfolio managers therefore face conflicts of interest in the timing and amount of allocations to Underlying Portfolios, as well as in the selection of Underlying Portfolios.

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Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.

An EQ Allocation Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in an EQ Allocation Portfolio, they may not work as intended and may result in losses by the EQ Allocation Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore an EQ Allocation Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time

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when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

The Portfolios or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Prospectus.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Portfolios, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolios. Other funds and accounts may buy or sell positions while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Portfolio. A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts may be contrary to a position taken on behalf of a Portfolio or may be adverse to a company or issuer in which a Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Portfolio invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Portfolios have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the Portfolios, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

A Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolios. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Portfolio, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Portfolio. (For additional information about the

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Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that a Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser may restrict the investment policies or the design of a Portfolio or its investment decisions and activities on behalf of a Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolios). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Portfolio and could benefit the Adviser and/or its Affiliates. For example, the Trust’s Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for Equitable Financial and certain other Affiliates, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”

Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Portfolios (including accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolios or terminate such service providers.

Certain Conflicts Related to Proxy Voting

The Adviser has implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of its clients, including the Portfolios, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding

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such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser in respect of securities held by the Portfolios may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or funds or accounts other than the Portfolios; provided, that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolios. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of the Trust face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Portfolio, which could have an adverse effect on a Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of the Trust may acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Portfolios’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Portfolios’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolios will inflate the value of the investments as well as the performance record of the Portfolios, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolios. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Portfolio. The Adviser or an Affiliate could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate is responsible for compensating the Portfolio.

The Adviser’s policies and procedures require that all trade errors affecting a Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such

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sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. A Portfolio’s portfolio managers may be able to select or influence the selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with sub-advisers, or other financial or personal relationships, could create an incentive for a Portfolio’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser seeks to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by the Trust, the Adviser, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential sub-advisers, or current or potential service providers or third-party vendors to the Portfolios or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

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The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

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The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

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The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

The value of each Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Portfolio would still normally be determined as of 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Portfolio securities are valued for purposes of determining the net asset values for the Portfolios. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the Trust, the Board has delegated certain valuation functions for the Portfolios to the Administrator. The Portfolios may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Generally, the assets of each Portfolio and each Underlying Portfolio are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields,

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default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price or current day’s bid price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

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Shares of the Underlying Portfolios held by a Portfolio, as well as shares of open-end mutual funds (other than ETFs) held by a Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the Trust’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported

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valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various sub-advisers to facilitate valuation.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A of the Code). By doing so, a Portfolio (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or

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foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirements” and, together with the Income Requirement, “Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each “segregated asset account” (i.e., insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2020 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then a Separate Account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (that qualifies for treatment as a RIC) in which a Portfolio invests also satisfies those requirements, a Separate Account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each Portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes. (The word “Portfolio,” when used in the balance of this section, other than

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the last paragraph thereof, includes each Underlying Portfolio that is a RIC). In general, for a Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

A Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and/or of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

A Portfolio may elect to “mark to market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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Each Portfolio operates under a “fund of funds” structure, under which it invests in securities issued by, among other things, one or more Underlying Portfolios (see the section of this SAI entitled “Investment Strategies and Risks”). Accordingly, each Portfolio’s income will consist of distributions from the Underlying Portfolio(s) in which it invests and net gains realized from the disposition of Underlying Portfolio shares. If an Underlying Portfolio qualifies for treatment as a RIC, (1) dividends paid to a Portfolio from the Underlying Portfolio’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Portfolio’s current and accumulated earnings and profits (as calculated for federal tax purposes) and (2) distributions paid to a Portfolio from the Underlying Portfolio’s net capital gain will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Portfolio’s shares. (As noted above, the Portfolio will be able to avoid having to pay entity-level federal income tax on these dividends and other distributions by distributing the amount thereof to its shareholders.) If a Portfolio purchases shares of an Underlying Portfolio within 30 days before or after redeeming other shares of that Underlying Portfolio at a loss (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis in the newly purchased shares.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Third Amended and Restated By-laws. Every shareholder of the Trust, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration of Trust are described below.

Shareholder Liability.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (e.g., the Portfolios) and permits notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the Trust, a series, the Trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that EIM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.     Each EQ Allocation Portfolio consists of Class IA shares, Class IB shares and Class K shares. Each Target Allocation Portfolio consists of Class IB shares and Class K shares. The Declaration of Trust provides that the Board may establish portfolios and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Board may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios of the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

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A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, to the extent expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

Voting Rights.    The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders.

Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted in the aggregate, except when a separate vote of a series is required by law or when a matter involves the termination of a series or any other action that the Board has determined will affect only the interests of one series or class. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing by consent of the Board or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Derivative and Direct Actions.    Prior to bringing a derivative action, the Declaration of Trust requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the portfolios or classes to which such action relates if it does not relate to all portfolios and classes.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any portfolio or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the portfolio or class, generally. A shareholder bringing a direct claim must be a shareholder of the portfolio or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.

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Amendments to the Declaration of Trust.    A shareholder vote is required for any amendment that would affect shareholders’ right to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC, or as the Board may consider necessary or desirable. The Board may otherwise restate, amend, or supplement the Declaration of Trust without shareholder approval.

Availability of Net Asset Values.    Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax-qualified retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of the Portfolios or any other person or entity regarding the advisability of investing in investment companies generally or in the Portfolios particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of the Portfolios or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party index provider has any obligation or liability to the issuer or owners of the Portfolios or any other person or entity in connection with the administration, marketing or offering of the Portfolios.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413, serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

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Transfer Agent

Equitable Financial serves as the transfer agent and dividend disbursing agent for the Trust. Equitable Financial receives no additional compensation for providing such services to the Trust. Services provided by Equitable Financial include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios; and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2019, including the financial highlights, for the Portfolios’ predecessor series, which were series of EQ Premier VIP Trust, have been audited by PwC, an independent registered public accounting firm to the EQ Premier VIP Trust, as indicated in its report with respect thereto, and appear in the EQ Premier VIP Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 3, 2020 (File No. 811-10509), and are incorporated by reference and made a part of this document. The Financial Statements for the six-month period ended June 30, 2020, including the financial highlights, for the Portfolios’ predecessor series, which were series of EQ Premier VIP Trust, appear in the EQ Premier VIP Trust’s Semi-Annual Report to Shareholders, filed electronically with the SEC on August 27, 2020 (File No. 811-10509), and are incorporated by reference and made a part of this document. Each report is available without charge upon request by calling toll-free 1-877-222-2144.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•

The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

A-1

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

•

Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

•

Bonds rated CCC are currently vulnerable to nonpayment and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

•

Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

•	Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-2

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists that supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-3

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

A-4

APPENDIX B

EQ ADVISORS TRUST

Information as of November 30, 2020

EQ ALLOCATION PORTFOLIOS TARGET ALLOCATION PORTFOLIOS EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC (“ADVISER”)

	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of November 30, 2020						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$167.64	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$167.64	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$92.20	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$167.56	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$167.56	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$92.11	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MODERATE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$161.57	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$161.57	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$86.12	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$159.99	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$159.99	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$84.54	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$165.34	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$165.34	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$89.89	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2015 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$168.72	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$168.72	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$93.28	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	47	$71.52	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2025 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$168.59	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$168.59	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$93.14	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	47	$71.38	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

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EQ ALLOCATION PORTFOLIOS TARGET ALLOCATION PORTFOLIOS EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC (“ADVISER”)

	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of November 30, 2020						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

TARGET 2035 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$168.59	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$168.59	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$93.15	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	47	$71.39	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2045 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$168.62	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$168.62	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$93.18	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	47	$71.42	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2055 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	128	$168.72	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	128	$168.72	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	52	$93.28	6	$377.99	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	47	$71.52	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

In addition, registered investment companies for which the portfolio managers serve as portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each portfolio manager also serves as a portfolio manager to ETF allocated portions of certain other portfolios that are not “funds of funds.” None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on an individual portfolio manager’s compensation as further described below, each portfolio manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

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Compensation as of November 30, 2020

Because the portfolio managers serve as officers and employees of the Adviser, and their respective roles are not limited to serving as the portfolio managers of the Portfolios and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolios as of November 30, 2020

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/MODERATE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

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TARGET 2015 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2025 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2035 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2045 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2055 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

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APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

EQ PREMIER VIP TRUST (formerly known as the AXA Premier VIP Trust)

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	Trusts’ Policy Statement

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	Trusts’ Proxy Voting Program

Equitable Investment Management Group, LLC “EIM”) serves as the investment adviser to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. EIM, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A.	Sub-Advised Portfolios

EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

EIM provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	EIM’s Proxy Voting Policies and Procedures

EIM has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to

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have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III. D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

4.	EIM will include a description of these procedures in each Trust’s Registration Statement.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of EIM’s Legal and Compliance Department.

6.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

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D. Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E. EIM will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: EIM must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If EIM becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of EIM’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

-

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•

Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that EIM may vote differently than Equitable.

3.

Voting Guidelines: EIM may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

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The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The EIM Compliance Department will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by EIM to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM will require the Proxy Service to update EIM on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection: EIM will maintain all documentation associated with its proxy voting decisions. EIM Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	EIM’s Due Diligence and Compliance Program

EIM will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, EIM will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

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V.	Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.    Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and EIM, upon request, copies of such policies and procedures.

B.    Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.    Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.    Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.    Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.    Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and EIM such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or EIM may reasonably request.

VI.	Disclosure of Trusts’ Proxy Voting Policies and Procedures and Proxy Voting Record

EIM, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	Proxy Voting Committee

EIM’s Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of EIM’s CCO, officers of EIM and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance Departments of EIM, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	Reports to Trusts’ Board of Trustees

EIM will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy

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voting record of EIM with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of EIM with respect to the portfolio securities of any Sub-Advised Portfolio for which EIM has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the EIM Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, EIM will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. EIM will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 26, 2019

Revised: December 15, 2020

C-6

UNITED STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2021

Published November 19, 2020

UNITED STATES PROXY VOTING GUIDELINES

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly — traded U.S. — incorporated companies that are held in our institutional investor clients’ portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. — incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

•	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets — items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

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Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member[6] ) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

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2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

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9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Gender Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, highlight boards with no apparent racial and/or ethnic diversity5.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[6]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);

[6]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The pill, whether short-term[7] or long-term, has a deadhand or slowhand feature.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

[7]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

Problematic Capital Structure — Newly Public Companies: For newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure — Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

[8]	Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

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•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

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•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[9], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

[9]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[10], thereby allowing shareholders to nominate directors to the company’s ballot; and

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

[10]	A proxy access right that meets the recommended guidelines.

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•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

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Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

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•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a

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submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

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While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[11] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

[11]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

•

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings.

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Companies are encouraged to disclose the circumstances under which virtual-only[12] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

[12]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

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Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

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•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

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Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

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•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

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•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

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•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

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•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

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•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

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4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices13, this analysis considers the following:

1.	Peer Group[14] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[15] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

[13]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[14]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[15]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[16] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

[16]	ISS research reports include realizable pay for S&P1500 companies.

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•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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General Recommendation: Vote case-by-case on certain equity-based compensation plans[17] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

[17]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.18

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

[18]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

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Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans — Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans — Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

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Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

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•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

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•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: : Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

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•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are

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provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

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Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

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•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

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•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

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•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

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•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

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•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	The scope and prescriptive nature of the proposal;

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

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•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

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•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

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Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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UNITED STATES PROXY VOTING GUIDELINES

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

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UNITED STATES PROXY VOTING GUIDELINES

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

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UNITED STATES PROXY VOTING GUIDELINES

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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UNITED STATES PROXY VOTING GUIDELINES

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APPENDIX D

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of December 31, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of December 31, 2020, no persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any of the predecessor series.

To the Trust’s knowledge, as of December 31, 2020, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any of the predecessor series.

Predecessor Series	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Aggressive Allocation-Class K	GUY COBY, DMD 416 W BROAD ST QUAKERTOWN, PA 18951-123	214,437.18	7.16%

EQ/Aggressive Allocation-Class K	W L PARKER DDS PROF CORP 2808 9 1/2 ST EAST MOLIN, IL 61244-323	179,259.89	5.98%

EQ/Conservative Allocation-Class A	MAPLE RIDGE PARTICIPATION CORPORATION P O BOX 400 CLARKSDALE, MS 38614	203,695.47	12.44%

EQ/Conservative Allocation-Class K	F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS, NY 10603-482	65,363.99	5.69%

EQ/Conservative Allocation-Class K	JEFFREY L. BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528-967	64,406.53	5.61%

EQ/Conservative Allocation-Class K	ASSOC. ORTHODONTISTS OF WAUSAU 5305 RIB MOUNTAIN DR WAUSAU, WI 54401-756	209,341.03	18.24%

EQ/Conservative Allocation-Class K	TUSCULUM DENTAL CARE, PLLC 95 MEADOW WOOD GREENEVILLE, TN 37745-702	102,605.01	8.94%

EQ/Conservative Allocation-Class K	GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162-361	90,004.30	7.84%

Predecessor Series	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

EQ/Conservative Allocation-Class K	LAKEWOOD FAMILY DENTISTRY P.C. 7700 W 14TH AVE LAKEWOOD, CO 80214-411	60,271.15	5.25%

EQ/Conservative-Plus Allocation-Class A	ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	118,726.93	6.37%

EQ/Conservative-Plus Allocation-Class A	ALAN LOVELACE 151 DARTMOOR LANE SPRING, TX 77382	114,339.08	6.13%

Target 2015 Allocation-Class B	ASPLUNDH TREE EXPERT CO NQ DEF COMP ATTN: JOSEPH DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	161,915.85	5.33%

Target 2015 Allocation-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	280,961.51	9.25%

Target 2015 Allocation-Class K	CONTEMPORARY DENTAL ARTS, P.C. 75 TALCOTT RD STE 60 WILLISTON, VT 05495-812	122,627.18	5.44%

Target 2015 Allocation-Class K	JAMES H. PRIEST, DDS, LTD 420 HAMILTON BLVD SOUTH BOSTON, VA 24592-520	161,936.42	7.18%

Target 2015 Allocation-Class K	EDWARD A. BARTOLETTI DMD 215 HICKORY ST ANACONDA, MT 59711-221	169,759.17	7.53%

Target 2025 Allocation-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	1,077,673.86	9.58%

Target 2025 Allocation-Class K	THOMAS R. BOYD DDS, PC 1424 W GLEN AVE STE A PEORIA, IL 61614-479	209,486.32	5.37%

Target 2035 Allocation-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	900,204.70	7.74%

Predecessor Series	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Target 2045 Allocation-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	872,644.89	8.55%

Target 2045 Allocation-Class K	ASSOCIATES IN PEDIATRIC DENTISTR 7830 ROCKVILLE RD INDIANAPOLIS , IN 46214-312	92,662.03	10.07%

Target 2045 Allocation-Class K	FILIPE S LIMA DDS 1600 COLORADO AVE, STE 1 TURLOCK , CA 95382-271	55,441.82	6.02%

Target 2055 Allocation-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	421,086.06	12.42%

Target 2055 Allocation-Class K	ROBERT K. GABRIELLE, JR., DMD PC PO BOX 378 472 KINGS HWY VLY COTTAGE, NY 10989-037	11,385.50	26.28%

Target 2055 Allocation-Class K	CINDY J KNOTTS DDS PLC PO BOX 2732 WINCHESTER, VA 22604-193	2,191.88	5.06%

Target 2055 Allocation-Class K	BARRETT & ROSS PROF SERVICES PLL PO BOX 387 201 E MAIN STREET EVERSON, WA 98247-038	9,133.04	21.08%

To the Trust’s knowledge, as of December 31, 2020, the following predecessor series owned shares of record in the following portfolios entitling such predecessor series to give voting instructions regarding 5% or more of the outstanding shares of any class of such portfolios:

Predecessor Series	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Conservative Allocation	EQ/Global Bond PLUS	2,347,140.40	11.85%
	EQ/Quality Bond PLUS	4,487,571.59	8.76%
	1290 VT High Yield Bond	1,507,703.98	8.55%
	1290 VT DoubleLine Opportunistic Bond	6,243,727.17	11.74%
	EQ/PIMCO Ultra Short Bond	13,343,523.45	11.00%
	Multimanager Core Bond	7,154,548.02	10.04%
	ATM Mid Cap Managed Volatility	2,221,914.33	6.07%

EQ/Conservative-Plus Allocation	EQ/Janus Enterprise	633,189.08	7.65%
	EQ/American Century Mid Cap Value	273,142.24	6.25%
	1290 VT Small Cap Value	3,651,976.46	9.98%

Predecessor Series	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/Global Bond PLUS	1,839,086.18	9.29%
	EQ/Quality Bond PLUS	4,226,382.73	8.25%
	1290 VT High Yield Bond	1,236,790.67	7.01%
	1290 VT DoubleLine Opportunistic Bond	4,659,367.63	8.76%
	EQ/PIMCO Ultra Short Bond	10,731,012.41	8.85%
	Multimanager Core Bond	6,355,795.89	8.92%

EQ/Moderate Allocation	EQ/Large Cap Growth Managed Volatility	2,935,038.42	22.96%
	EQ/Large Cap Growth Index	511,770.31	14.54%
	EQ/T. Rowe Price Growth Stock	572,146.25	16.56%
	EQ/Loomis Sayles Growth	6,708,066.07	24.27%
	ATM Large Cap Managed Volatility	57,429,451.56	26.62%
	EQ/Large Cap Core Managed Volatility	17,861,436.23	25.62%
	EQ/BlackRock Basic Value Equity	4,090,816.02	23.12%
	EQ/JPMorgan Value Opportunities	5,044,783.43	24.46%
	1290 VT Equity Income	22,005,652.67	26.43%
	EQ/Large Cap Value Managed Volatility	8,639,249.87	25.85%
	EQ/Morgan Stanley Small Cap Growth	5,699,502.50	23.29%
	1290 VT Micro Cap	3,675,843.39	25.93%
	EQ/Janus Enterprise	1,887,148.26	22.81%
	EQ/American Century Mid Cap Value	1,530,701.61	35.00%
	1290 VT Small Cap Value	5,391,616.54	28.81%
	ATM Mid Cap Managed Volatility	11,241,376.10	30.73%
	1290 VT GAMCO Small Company Value	1,210,667.05	15.37%
	EQ/Franklin Small Cap Value Managed Volatility	3,248,832.37	24.47%
	ATM Small Cap Managed Volatility	25,963,684.73	24.49%
	EQ/AB Small Cap Growth	6,645,757.90	20.43%
	EQ/International Core Managed Volatility	9,353,053.36	26.64%
	EQ/International Value Managed Volatility	10,729,353.40	31.11%
	EQ/Global Equity Managed Volatility	8,256,934.44	25.23%
	ATM International Managed Volatility	40,909,034.63	27.73%
	EQ/MFS International Growth	21,672,474.73	23.37%
	EQ/International Equity Index	1,095,840.02	9.74%
	EQ/Global Bond PLUS	9,062,242.34	45.75%
	EQ/Quality Bond PLUS	21,113,120.12	41.19%
	1290 VT High Yield Bond	6,189,264.22	35.10%
	1290 VT DoubleLine Opportunistic Bond	22,758,911.62	42.79%
	EQ/PIMCO Ultra Short Bond	52,834,471.09	43.56%
	EQ/Intermediate Government Bond	111,022,337.41	15.57%
	EQ/Core Bond Index	88,667,944.09	15.55%
	Multimanager Core Bond	30,991,224.34	43.47%

EQ/Moderate-Plus Allocation	EQ/Large Cap Growth Managed Volatility	4,690,180.67	36.68%
	EQ/Large Cap Growth Index	903,277.21	25.66%
	EQ/T. Rowe Price Growth Stock	900,479.37	26.07%
	EQ/Loomis Sayles Growth	10,610,837.03	38.39%
	ATM Large Cap Managed Volatility	93,900,978.15	43.52%
	EQ/Large Cap Core Managed Volatility	31,277,714.29	44.87%
	EQ/BlackRock Basic Value Equity	6,977,449.58	39.43%

Predecessor Series	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/JPMorgan Value Opportunities	8,385,673.49	40.67%
	1290 VT Equity Income	34,001,410.17	40.84%
	EQ/Large Cap Value Managed Volatility	14,253,680.34	42.64%
	EQ/Morgan Stanley Small Cap Growth	12,258,681.27	50.09%
	1290 VT Micro Cap	6,866,383.35	48.44%
	EQ/Janus Enterprise	2,390,860.80	28.90%
	EQ/American Century Mid Cap Value	1,434,579.62	32.80%
	1290 VT Small Cap Value	9,597,576.81	51.28%
	ATM Mid Cap Managed Volatility	12,740,731.20	34.82%
	1290 VT GAMCO Small Company Value	2,890,346.44	36.69%
	EQ/Franklin Small Cap Value Managed Volatility	6,605,908.80	49.75%
	ATM Small Cap Managed Volatility	53,117,042.05	50.11%
	EQ/AB Small Cap Growth	14,920,231.71	45.87%
	EQ/International Core Managed Volatility	15,247,179.01	43.43%
	EQ/International Value Managed Volatility	14,535,975.72	42.15%
	EQ/Global Equity Managed Volatility	14,195,656.80	43.37%
	ATM International Managed Volatility	66,950,446.25	45.39%
	EQ/MFS International Growth	37,382,095.48	40.30%
	EQ/International Equity Index	755,854.60	6.72%
	EQ/Global Bond PLUS	1,313,972.63	6.63%
	EQ/Quality Bond PLUS	16,332,458.31	31.86%
	1290 VT High Yield Bond	3,996,707.08	22.67%
	1290 VT DoubleLine Opportunistic Bond	16,334,895.01	30.71%
	EQ/PIMCO Ultra Short Bond	37,853,243.65	31.21%
	EQ/Intermediate Government Bond	81,903,622.76	11.48%
	EQ/Core Bond Index	65,657,137.13	11.51%
	Multimanager Core Bond	22,298,709.17	31.28%

EQ/Aggressive Allocation	EQ/Large Cap Growth Managed Volatility	3,109,114.04	24.32%
	EQ/Large Cap Growth Index	379,032.76	10.77%
	EQ/T. Rowe Price Growth Stock	316,596.90	9.16%
	EQ/Loomis Sayles Growth	6,596,444.65	23.87%
	ATM Large Cap Managed Volatility	50,336,496.01	23.33%
	EQ/Large Cap Core Managed Volatility	16,387,103.93	23.51%
	EQ/BlackRock Basic Value Equity	4,091,402.24	23.12%
	EQ/JPMorgan Value Opportunities	3,230,743.90	15.67%
	1290 VT Equity Income	18,525,444.45	22.25%
	EQ/Large Cap Value Managed Volatility	8,111,306.11	24.27%
	EQ/Morgan Stanley Small Cap Growth	5,749,206.70	23.49%
	1290 VT Micro Cap	3,050,708.27	21.52%
	EQ/Janus Enterprise	700,648.98	8.47%
	EQ/American Century Mid Cap Value	436,581.73	9.98%
	1290 VT Small Cap Value	3,153,756.31	16.85%
	ATM Mid Cap Managed Volatility	6,717,133.20	18.36%
	1290 VT GAMCO Small Company Value	1,290,308.87	16.38%
	EQ/Franklin Small Cap Value Managed Volatility	3,155,404.78	23.76%
	ATM Small Cap Managed Volatility	23,812,793.40	22.46%

Predecessor Series	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/AB Small Cap Growth	5,963,500.52	18.33%
	EQ/International Core Managed Volatility	7,132,807.00	20.32%
	EQ/International Value Managed Volatility	7,698,292.45	22.32%
	EQ/Global Equity Managed Volatility	7,679,992.47	23.46%
	ATM International Managed Volatility	33,729,088.73	22.87%
	EQ/MFS International Growth	19,958,721.32	21.52%
	EQ/International Equity Index	739,830.82	6.58%

Target Allocation 2015 Portfolio	Multimanager Aggressive Equity	10,734.65	8.08%

Target Allocation 2025 Portfolio	EQ/Equity 500 Index	850,207.18	13.54%
	Multimanager Aggressive Equity	41,242.83	31.03%
	EQ/American Century Mid Cap Value	239,404.86	5.47%
	EQ/Small Company Index	1,092,871.92	15.59%
	EQ/Emerging Markets Equity	808,544.20	21.35%
	EQ/International Equity Index	1,856,721.29	16.51%
	1290 VT High Yield Bond	1,182,750.79	6.71%
	EQ/Global Bond PLUS	1,120,555.56	5.66%

Target Allocation 2035 Portfolio	EQ/Equity 500 Index	1,145,512.80	18.24%
	Multimanager Aggressive Equity	32,353.54	24.34%
	EQ/Small Company Index	1,614,636.82	23.04%
	EQ/Emerging Markets Equity	948,260.61	25.04%
	EQ/International Equity Index	2,301,259.81	20.46%

Target Allocation 2045 Portfolio	EQ/Equity 500 Index	1,091,528.20	17.38%
	Multimanager Aggressive Equity	29,249.07	22.00%
	EQ/Small Company Index	1,489,743.99	21.25%
	EQ/Emerging Markets Equity	851,950.49	22.50%
	EQ/International Equity Index	2,163,057.94	19.23%

Target Allocation 2055 Portfolio	EQ/Equity 500 Index	358,890.49	5.72%
	Multimanager Aggressive Equity	19,424.26	14.61%
	EQ/Small Company Index	576,442.65	8.22%
	EQ/Emerging Markets Equity	279,309.35	7.38%
	EQ/International Equity Index	711,167.50	6.32%

PART C: OTHER INFORMATION

Item 15.	Indemnification

Registrant’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”)

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, or Principal Underwriter of the Trust or any Series.” Article VII, Section 4 of the Trust’s Declaration of Trust states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.” Article VII, Section 5 of the Trust’s Declaration of Trust further states:

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

Registrant’s Investment Advisory Agreement states:

Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

Registrant’s Investment Sub-Advisory Agreements generally state:

6.    LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or

4

suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other

5

misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a)    EIM shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on EIM’s part (or on the part of any third party to whom EIM has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by EIM (or by such third party) of its obligations and duties under this Agreement (in the case of EIM) or under an agreement with EIM (in the case of such third party) or, subject to Section 10 below, EIM’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of EIM) or an agreement with EIM (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of EIM) or under an agreement with EIM (in the case of such third party). In no event shall EIM (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if EIM (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)    Except to the extent that EIM may be held liable pursuant to Section 6(a) above, EIM shall not be responsible for, and the Trust shall indemnify and hold EIM harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i)    any and all actions of EIM or its officers or agents required to be taken pursuant to this Agreement;

(ii)    the reliance on or use by EIM or its officers or agents of information, records, or documents which are received by EIM or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)    the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv)    the breach of any representation or warranty of the Trust hereunder;

(v)    the reliance on or the carrying out by EIM or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)    any delays, inaccuracies, errors in or omissions from information or data provided to EIM by data services, including data services providing information in connection with any third party computer system licensed to EIM, and by any corporate action services, pricing services or securities brokers and dealers;

6

(vii)    the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)    any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)    except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)    all actions, inactions, omissions, or errors caused by third parties to whom EIM or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify EIM pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). Equitable Financial Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses,

7

claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein

8

or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

9

Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

10

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification by the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

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Item 16. Exhibits

(1)(a)	Second Amended and Restated Agreement and Declaration of Trust.[50]

(1)(b)(i)	Certificate of Trust.[1]

(1)(b)(ii)	Certificate of Amendment to the Certificate of Trust.[2]

(2)	Third Amended and Restated By-Laws. [55]

(3)	None.

(4)

Form of Agreement and Plan of Reorganization and Termination between EQ Advisors Trust, on behalf of EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio, each a segregated portfolio of assets (“series”) thereof, and EQ Premier VIP Trust, on behalf of EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio, each a series thereof. (filed herewith as Appendix A to the Combined Information Statement and Prospectus)

(5)	None, other than provisions contained in Exhibits (1)(a) and (2).

(6)	Investment Advisory Contracts

(6)(a)(i)	Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between EQ Advisors Trust (the “Trust”) and Equitable Investment Management Group, LLC (“EIM”).[62]

(6)(a)(ii)	Amendment No. 1 dated February 1, 2021 to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[63]

(6)(a)(iii)	Investment Sub-Advisory Agreement between EIM and T. Rowe Price Associates, Inc. (“T. Rowe Price”), dated as of July 16, 2020.[62]

(6)(a)(iv)	Investment Sub-Advisory Agreement between EIM and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”), dated as of July 16, 2020. [62]

(6)(a)(v)	Investment Sub-Advisory Agreement between EIM and Morgan Stanley Investment Management Inc. (“MSIM”), dated as of July 16, 2020.[62]

(6)(a)(vi)	Investment Sub-Advisory Agreement between EIM and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), dated as of July 16, 2020.[62]

(6)(a)(vii)	Investment Sub-Advisory Agreement between EIM and AllianceBernstein L.P. (“AllianceBernstein”), dated as of July 16, 2020.[62]

(6)(a)(viii)	Investment Sub-Advisory Agreement between EIM and Capital International, Inc. (“Capital International”), dated as of July 16, 2020.[62]

(6)(a)(ix)	Investment Sub-Advisory Agreement between EIM and Pacific Investment Management Company, LLC (“PIMCO”), dated as of July 16, 2020.[62]

12

(6)(a)(x)	Investment Sub-Advisory Agreement between EIM and Wellington Management Company, LLP (“Wellington”), dated as of July 16, 2020.[62]

(6)(a)(xi)	Investment Sub-Advisory Agreement between EIM and GAMCO Asset Management, Inc. (“GAMCO”), dated as of July 16, 2020. [62]

(6)(a)(xii)	Investment Sub-Advisory Agreement between EIM and SSgA Funds Management, Inc. (“SSgA FM”), dated as of July 16, 2020.[62]

(6)(a)(xiii)	Investment Sub-Advisory Agreement between EIM, Wells Capital Management, Inc. and Wells Fargo Asset Management (International)-Limited (“WFAM (International)”), dated as of July 16, 2020.[62]

(6)(a)(xiv)	Investment Sub-Advisory Agreement between EIM and Lord Abbett & Co. LLC (“Lord Abbett”), dated as of August 1, 2020.[62]

(6)(a)(xv)	Investment Sub-Advisory Agreement between EIM and BNY Mellon Investment Adviser, Inc. (“BNY Mellon”), dated as of July 16, 2020.[62]

(6)(a)(xvi)	Investment Sub-Advisory Agreement between EIM and Franklin Mutual Advisers, LLC (“Franklin Mutual”), dated as of July 16, 2020.[62]

(6)(b)(i)	Investment Sub-Advisory Agreement between EIM and Franklin Advisers, Inc. (“Franklin Advisers”), dated as of July 16, 2020.[62]

(6)(b)(ii)	Investment Sub-Advisory Agreement between EIM and BlackRock Investment Management, LLC (“BlackRock Investment”), dated as of July 16, 2020.[62]

(6)(b)(iii)	Investment Sub-Advisory Agreement between EIM and Invesco Advisers, Inc. (“Invesco”), dated as of July 16, 2020. [62]

(6)(b)(iv)	Investment Sub-Advisory Agreement between EIM and Harris Associates LP (“Harris Associates”), dated as of July 16, 2020.[62]

(6)(c)(i)	Investment Sub-Advisory Agreement between EIM and EARNEST Partners, LLC (“Earnest”), dated as of July 16, 2020.[62]

13

(6)(c)(ii)	Investment Sub-Advisory Agreement between EIM and AXA Investment Managers, Inc. (“AXA IM”), dated as of July 16, 2020. [62]

(6)(c)(iii)	Form of Amendment No. 1 dated April 12, 2021 to the Investment Sub-Advisory Agreement between EIM and AXA Investment Managers, Inc. (“AXA IM”), dated July 16, 2020. [63]

(6)(c)(iv)	Investment Sub-Advisory Agreement between EIM and Palisade Capital Management L.L.C. (“Palisade Capital”), dated as of July 31, 2020. [62]

(6)(c)(v)	Investment Sub-Advisory Agreement between EIM and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), dated as of July 16, 2020. [62]

(6)(c)(vi)	Investment Sub-Advisory Agreement between EIM and Diamond Hill Capital Management, Inc. (“Diamond Hill”), dated as of July 16, 2020. [62]

(6)(d)(i)	Investment Sub-Advisory Agreement between EIM and Allianz Global Investors U.S. LLC (“Allianz”), dated as of July 16, 2020. [62]

(6)(d)(ii)	Amendment No. 1 dated September 1, 2020 to the Investment Sub-Advisory Agreement between EIM and Allianz dated as of July 16, 2020. [62]

(6)(d)(iii)	Investment Sub-Advisory Agreement between EIM and BlackRock Financial Management, Inc. (“BlackRock Financial”), dated as of July 16, 2020. [62]

(6)(d)(iv)	Investment Sub-Advisory Agreement between EIM and ClearBridge Investments LLC (“ClearBridge”), dated as of July 31, 2020. [62]

(6)(d)(v)	Investment Sub-Advisory Agreement between EIM and Horizon Kinetics Asset Management, LLC (“Horizon Kinetics”), dated as of July 16, 2020. [62]

(6)(e)(i)	Investment Sub-Advisory Agreement between EIM and Westfield Capital Management Company (“Westfield”), dated as of July 16, 2020. [62]

(6)(e)(ii)	Investment Sub-Advisory Agreement between EIM and Post Advisory Group, LLC (“Post”), dated as of July 16, 2020. [62]

(6)(e)(iii)	Investment Sub-Advisory Agreement between EIM and DoubleLine Capital L.P. (“DoubleLine”), dated as of July 16, 2020. [62]

(6)(f)(i)	Investment Sub-Advisory Agreement between EIM and Goldman Sachs Asset Management, L.P. (“Goldman”), dated as of July 16, 2020. [62]

(6)(f)(ii)	Investment Sub-Advisory Agreement between EIM and Loomis, Sayles & Company, L.P. (“Loomis”), dated as of July 16, 2020. [62]

(6)(f)(iii)	Form of Amendment No. 1 dated April 12, 2021 to the Investment Sub-Advisory Agreement between EIM and Loomis, dated as July 16, 2020. [63]

(6)(f)(iv)	Investment Sub-Advisory Agreement between EIM and QS Investors, LLC (“QS Investors”), dated as of July 31, 2020. [62]

14

(6)(g)(i)	Investment Sub-Advisory Agreement between EIM and Federated Global Investment Management Corp. (“Federated”), dated as of July 16, 2020.[62]

(6)(h)(i)	Investment Sub-Advisory Agreement between EIM and Vaughan Nelson Investment Management (“Vaughan Nelson”), dated as of July 16, 2020.[62]

(6)(h)(ii)	Investment Sub-Advisory Agreement between EIM and HS Management Partners, LLC (“HS Management”), dated as of July 16, 2020. [62]

(6)(h)(iii)	Investment Sub-Advisory Agreement between EIM and Polen Capital Management, LLC (“Polen Capital”), dated as of July 16, 2020. [62]

(6)(h)(iv)	Investment Sub-Advisory Agreement between EIM, DoubleLine Equity LP and DoubleLine Capital LP (“DL Equity and DoubleLine Capital”), dated as of July 16, 2020. [62]

(6)(h)(v)	Investment Sub-Advisory Agreement between EIM and Janus Capital Management LLC (“Janus Capital”), dated as of July 16, 2020. [62]

(6)(h)(vi)	Investment Sub-Advisory Agreement between EIM and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), dated as of November 17, 2020. [62]

(6)(h)(vii)	Investment Sub-Advisory Agreement between EIM and American Century Investment Management, Inc. (“American Century”), dated as of July 16, 2020. [62]

(6)(h)(viii)	Investment Sub-Advisory Agreement between EIM and FIAM LLC (“FIAM”), dated as of July 16, 2020. [62]

(6)(h)(ix)	Investment Sub-Advisory Agreement between EIM and Lazard Asset Management LLC (“Lazard”), dated as of August 1, 2020. [62]

(6)(i)(i)	Investment Sub-Advisory Agreement between EIM and First Trust Advisors L.P. (“First Trust”), dated as of July 16, 2020. [62]

(6)(i)(ii)	Investment Sub-Advisory Agreement between EIM and 1832 Asset Management U.S. Inc. (“1832 Asset Management”), dated as of July 16, 2020. [62]

(6)(i)(iii)	Investment Sub-Advisory Agreement between EIM and GQG Partners LLC (“GQG Partners”), dated as of July 1, 2020. [62]

(6)(i)(iv)	Form of Investment Sub-Advisory Agreement between EIM and Brandywine Global Investment Management, LLC (“Brandywine”), dated April 12, 2021. [63]

(7)	Underwriting Contracts

(7)(a)(i)	Distribution Agreement between the Trust and Equitable Distributors, LLC (“Equitable Distributors”), dated as of July 16, 2020 with respect to Class IB shares. [62]

(7)(a)(ii)	Amendment No. 1 dated February 1, 2021 to the Distribution Agreement dated July 16, 2020 between the Trust and Equitable Distributors with respect to Class IB shares. [63]

15

(7)(a)(iii)	Distribution Agreement between the Trust and Equitable Distributors, dated as of July 16, 2020 with respect to Class K shares.[62]

(7)(a)(iv)	Amendment No. 1 dated February 1, 2021 to the Distribution Agreement dated July 16, 2020 between the Trust and Equitable Distributors with respect to Class K shares. [63]

(7)(a)(v)	Distribution Agreement between the Trust and Equitable Distributors, dated as of July 16, 2020 with respect to Class IA shares.[62]

(7)(a)(vi)	Amendment No. 1 dated February 1, 2021 to the Distribution Agreement dated July 16, 2020 between the Trust and Equitable Distributors with respect to Class IA shares. [63]

(8)	Form of Deferred Compensation Plan. [3]

(9)	Custodian Agreements

(9)(a)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(9)(a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(9)(a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9)(a)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9)(a)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(9)(a)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(9)(a)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(9)(a)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(9)(a)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(9)(a)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(9)(a)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(9)(a)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(9)(a)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

16

(9)(a)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(9)(a)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(9)(a)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(9)(a)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(9)(a)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(9)(a)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(9)(a)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(9)(a)(xxi)	Amendment No. 20 dated as of July 12, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(9)(a)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(9)(a)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(9)(a)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(9)(a)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(9)(a)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

17

(9)(a)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [44]

(9)(a)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [46]

(9)(a)(xxvix)	Amendment No. 28 dated as of December 21, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [48]

(9)(a)(xxx)	Amendment No. 29 dated as of December 9, 2016 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [51]

(9)(a)(xxxi)	Amendment No. 30 dated as of May 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [52]

(9)(a)(xxxii)	Amendment No. 31 dated as of November 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]

(9)(a)(xxxiii)	Amendment No. 32 dated as of February 21, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(9)(a)(xxxiv)	Amendment No. 33 dated as of June 14, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(9)(a)(xxxv)	Amendment No. 34 dated as of December 6, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]

(9)(a)(xxxvi)	Amendment No. 35 dated as of February 19, 2019 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]

(9)(a)(xxxvii)	Amendment No. 36 dated as of July 16, 2020 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[62]

(9)(a)(xxxviii)	Form of Amendment No. 37 dated as of February 1, 2021 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [63]

(10)	Distribution Plan and Multiple Share Class Plan

(10)(a)(i)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(10)(a)(ii)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(10)(a)(iii)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(10)(b)(i)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(11)	Opinion and Consent of Counsel regarding the legality of the securities being registered. (filed herewith)

(12)	Opinion of Counsel as to tax matters. (to be filed by subsequent amendment)

(13)	Other Material Contracts

(13)(a)(i)	Mutual Funds Service Agreement dated July 16, 2020 between the Trust and EIM.[62]

(13)(a)(ii)	Amendment No. 1 dated January 1, 2021 to the Mutual Funds Service Agreement dated July 16, 2020 between the Trust and EIM. [63]

(13)(a)(iii)	Amendment No. 2 dated February 1, 2021 to the Mutual Funds Service Agreement dated July 16, 2020 between the Trust and EIM. [63]

18

(13)(b)(i)	Sub-Administration Agreement between EIM and JPMorgan Chase Bank dated May 1, 2011. [29]

(13)(b)(ii)	Sub-Administration Agreement dated April 1, 2015 between EIM and JPMorgan Chase Bank. [46]

(13)(c)(i)	Expense Limitation Agreement dated as of July 16, 2020 between the Trust and EIM.[62]

(13)(c)(ii)	Amendment No. 1 dated August 31, 2020 to the Expense Limitation Agreement between EIM and the Trust dated as of July 16, 2020.[62]

(13)(c)(iii)	Amendment No. 2 dated September 30, 2020 to the Expense Limitation Agreement between EIM and the Trust dated as of July 16, 2020.[62]

(13)(c)(iv)	Amendment No. 3 dated January 1, 2021 to the Expense Limitation Agreement between EIM and the Trust dated as of July 16, 2020. [63]

(13)(d)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(13)(d)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

19

(13)(d)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13)(d)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13)(d)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[10]

(13)(d)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(13)(d)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(13)(d)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(13)(d)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(13)(d)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(13)(d)(xi)	Amendment No. 10 dated January 15, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(13)(d)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(13)(d)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(13)(d)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(13)(d)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

20

(13)(d)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(13)(d)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

(13)(e)(i)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [38]

(13)(e)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [39]

(13)(e)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [39]

(13)(e)(iv)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [43]

(13)(e)(v)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [43]

(13)(e)(vi)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [44]

(13)(e)(vii)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [45]

(13)(e)(viii)	Amendment No. 7 dated as of December 21, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [48]

(13)(e)(ix)	Amendment No. 8 dated as of December 9, 2016 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [51]

(13)(e)(x)	Amendment No. 9 dated as of May 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [52]

(13)(e)(xi)	Amendment No. 10 dated as of November 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [53]

21

(13)(e)(xii)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012. [56]

(13)(e)(xiii)	Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[59]

(13)(e)(xiv)	Amendment No. 13 dated as of July 16, 2020 to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and Equitable Distributors dated May 23, 2012. [63]

(13)(e)(xv)	Amendment No. 14 dated as of February 1, 2021 to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and Equitable Distributors dated May 23, 2012. [63]

(13)(f)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002. [6]

(13)(f)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(13)(f)(iii)

Amendment No. 1 dated as of September 1, 2014 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [44]

(13)(f)(iv)

Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [46]

(13)(g)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012. [40]

(13)(g)(ii)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012. [40]

(13)(h)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013. [40]

(13)(h)(ii)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(13)(h)(iii)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(13)(h)(iv)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [44]

(13)(h)(v)	Amendment No. 4 dated as of April 30, 2015 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[47]

(13)(h)(vi)	Amendment No. 5 dated as of December 9, 2016 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013. [51]

22

(13)(h)(vii)	Amendment No. 6 dated as of May 1, 2017 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [54]

(13)(h)(viii)	Amendment No. 7 dated as of July 13, 2018 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [56]

(13)(h)(ix)	Amendment No. 8 dated as of July 16, 2020 to the Participation Agreement among the Trust, MONY and Equitable Distributors effective as of October 1, 2013. [63]

(13)(h)(x)	Form of Amendment No. 9 dated as of February 1, 2021 to the Participation Agreement among the Trust, MONY and Equitable Distributors effective as of October 1, 2013. [63]

(13)(i)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(13)(i)(iv)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [42]

(13)(i)(v)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(13)(i)(vi)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(13)(i)(vii)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [44]

(13)(i)(viii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [45]

(13)(i)(ix)	Amendment No. 8 dated as of December 21, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [48]

(13)(i)(x)	Amendment No. 9 dated as of December 9, 2016 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [51]

(13)(i)(xi)	Amendment No. 10 dated as of May 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [52]

23

(13)(i)(xii)	Amendment No. 11 dated as of November 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [53]

(13)(i)(xiii)	Amendment No. 12 dated as of July 12, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [56]

(13)(i)(xiv)	Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[59]

(13)(i)(xv)	Amendment No. 14 dated as of July 16, 2020 to the Amended and Restated Participation Agreement among the Trust, MLOA and Equitable Distributors dated as of May 23, 2012. [63]

(13)(i)(xvi)	Amendment No. 15 dated as of February 1, 2021 to the Amended and Restated Participation Agreement among the Trust, MLOA and Equitable Distributors dated as of May 23, 2012. [63]

(13)(j)(i)	Form of Securities Lending Agreement with JPMorgan Chase Bank National Association. [49]

(14)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(15)	Not applicable.

(16)	Powers of Attorney. [63]

(17)	Not applicable.

24

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

25

29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
42.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015 (File No. 333-17217).
45.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015 (File No. 333-17217).
46.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015 (File No. 333-17217).
47.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on December 17, 2015 (File No. 333-17217).\
48.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on February 11, 2016 (File No. 333-17217).
49.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on April 25, 2016 (File No. 333-17217).
50.	Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on January 17, 2017 (File No. 333-17217).
51.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 123 to the Registrant’s Registration Statement filed on January 31, 2017 (File No. 333-17217).

26

52.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on April 28, 2017 (File No. 333-17217).
53.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 128 to the Registrant’s Registration Statement filed on October 27, 2017 (File No. 333-17217).
54.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 130 to the Registrant’s Registration Statement filed on January 26, 2018 (File No. 333-17217).
55.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on April 26, 2018 (File No. 333-17217).
56.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 135 to the Registrant’s Registration Statement filed on July 31, 2018 (File No. 333-17217).
57.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 138 to the Registrant’s Registration Statement filed on December 20, 2018 (File No. 333-17217)
58.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 140 to the Registrant’s Registration Statement filed on February 8, 2019 (File No. 333-17217)
59.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 142 to the Registrant’s Registration Statement filed on April 26, 2019 (File No. 333-17217)
60.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 144 to the Registrant’s Registration Statement filed on February 7, 2020 (File No. 333-17217)
61.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 146 to the Registrant’s Registration Statement filed on April 28, 2020 (file No. 333-17217)
62.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 148 to the Registrant’s Registration Statement filed on November 20, 2020 (file No. 333-17217)
63.	Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on January 19, 2021 (File No. 333-17217)

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Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York on the 27th day of January 2021.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	January 27, 2021

/s/ Christopher P. A. Komisarjevsky* Christopher P. A. Komisarjevsky	Trustee	January 27, 2021

/s/ Gary S. Schpero* Gary S. Schpero	Trustee and Chairman of the Board	January 27, 2021

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	January 27, 2021

/s/ Donald E. Foley* Donald E. Foley	Trustee	January 27, 2021

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	January 27, 2021

/s/ Thomas W. Brock* Thomas W. Brock	Trustee	January 27, 2021

/s/ Mark A. Barnard* Mark A. Barnard	Trustee	January 27, 2021

/s/ Gloria D. Reeg* Gloria D. Reeg	Trustee	January 27, 2021

/s/ Michael Clement* Michael Clement	Trustee	January 27, 2021

/s/ Kathleen Stephansen* Kathleen Stephansen	Trustee	January 27, 2021

/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer	January 27, 2021

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(11)	Opinion and Consent of Counsel regarding the legality of the securities being registered

(14)	Consent of Independent Registered Public Accounting Firm